UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21979

Nuveen Investment Trust V

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: September 30

Date of reporting period: September 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Taxable Fixed Income Funds

Annual Report September 30, 2015

Share Class / Ticker Symbol
	Class A	Class C	Class R3	Class I

Nuveen Preferred Securities Fund	NPSAX	NPSCX	NPSTX	NPSRX

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Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

For better or for worse, the financial markets have spent the past year waiting for the U.S. Federal Reserve (Fed) to end its accommodative monetary policy. The policy has propped up stock and bond markets since the Great Recession, but the question remains: how will markets behave without its influence? This uncertainty has been a considerable source of volatility for stock and bond prices lately, despite the Fed carefully conveying its intention to raise rates slowly and only when the economy shows evidence of readiness.

There may be at least one rate hike before the end of 2015. After all, the U.S. has reached “full employment” by the Fed’s standards and growth has resumed – albeit unevenly. But the picture remains somewhat uncertain. Inflation has remained stubbornly low, most recently weighed down by an unexpectedly sharp decline in commodity prices since mid-2014. With the Fed poised to tighten and foreign central banks easing, the U.S. dollar has risen against other currencies, which has weighed on corporate earnings and further contributed to commodity price weakness. U.S. consumers have benefited from an improved labor market and lower prices at the gas pump, but the overall pace of economic expansion has been lackluster.

Nevertheless, the global recovery continues to be led by the United States. Policy makers around the world are deploying their available tools to try to bolster Europe and Japan’s fragile growth, and manage China’s slowdown. Contagion fears ebb and flow with the headlines about Greece and China. Greece reluctantly agreed to a third bailout package from the European Union in July and China’s central bank and government intervened aggressively to try to stem the sell-off in their stock prices. But persistent structural problems in these economies will continue to garner market attention.

Wall Street is fond of saying “markets don’t like uncertainty,” and asset prices are likely to continue to churn in the current macro environment. In times like these, you can look to a professional investment manager with the experience and discipline to maintain the proper perspective on short-term events. And if the daily headlines do concern you, I encourage you to reach out to your financial advisor. Your financial advisor can help you evaluate your investment strategies in light of current events, your time horizon and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

November 23, 2015

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Preferred Securities Fund

The Nuveen Preferred Securities Fund features portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Douglas M. Baker, CFA, and Brenda A. Langenfeld, CFA, serve as the Fund’s portfolio management team. Here Doug and Brenda discuss U.S. economic and financial market conditions, the Fund’s key investment strategies and performance for the twelve-month reporting period ended September 30, 2015.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended September 30, 2015?

During this reporting period, the U.S. economy continued to expand at a moderate pace. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. At its October 2014 meeting, the Fed announced that it would end its bond-buying stimulus program as of November 1, 2014, after tapering its monthly asset purchases of mortgage-backed and longer-term Treasury securities from the original $85 billion per month to $15 billion per month over the course of seven consecutive meetings (December 2013 through September 2014). In making the announcement, the Fed cited substantial improvement in the labor market as well as sufficient underlying strength in the broader economy to support ongoing progress toward maximum employment in a context of price stability. The Fed also reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions. Additionally, the Fed stated that it would likely maintain the current target range for the fed funds rate for a considerable time, especially if projected inflation continued to run below the Fed’s 2% longer run goal. However, if economic data shows faster progress, the Fed indicated that it could raise the fed funds rate sooner than expected.

The Fed changed its language slightly in December, indicating it would be “patient” in normalizing monetary policy. This shift helped ease investors’ worries that the Fed might raise rates too soon. However, as employment data released early in 2015 continued to look strong, anticipation began building that the Fed could raise its main policy rate as soon as June. As widely expected, after its March meeting, the Fed eliminated “patient” from its statement, but also highlighted the policymakers’ less optimistic view of the economy’s overall health as well as downgraded their inflation projections. The Fed’s April meeting seemed to further signal that a June rate hike was off the table. While the Fed attributed the first quarter’s economic weakness to temporary factors, the meeting minutes from April revealed that many Committee members believed the economic data available in June would be insufficient to meet the Fed’s criteria for initiating a rate increase. The June meeting bore out that presumption and the Fed decided to keep the target rate near zero. But the Committee also continued to telegraph the likelihood of at least one rate increase in 2015, which many analysts forecasted for September. During the September 2015 meeting, the Fed decided to keep the federal funds rate near zero despite broad speculation that it would increase rates. The Committee said it will keep the rate near zero until the economy has seen further improvement toward reaching the Fed’s goals of maximum employment and inflation approaching 2%. This assessment will take into account a wide range of information, including measures of labor market conditions, indicators of inflation pressures and inflation expectations, and readings on financial and international developments. At the Fed’s October 2015 meeting (subsequent to the close of this reporting period), the Committee again held steady, while opening the door for a potential December rate hike.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

The U.S. economy proved to be fairly resilient compared to other economies around the globe, boosted by an improving job market, declining gas prices and low mortgage rates. According to the government’s preliminary gross domestic product (GDP) estimate, the U.S. economy increased at a 1.5% annualized rate in the third quarter of 2015, as measured by GDP, compared with increases of 3.9% in the second quarter, 0.6% in the first quarter of 2015 and 2.2% in the fourth quarter 2014. The deceleration in real GDP in the third quarter primarily reflected a downturn in private inventory investment and decelerations in exports, in nonresidential fixed investment, in state and local government spending and in residential fixed investment that were partly offset by a deceleration in imports. The Consumer Price Index (CPI) decreased 0.2% essentially unchanged year-over-year as of September 2015. The core CPI (which excludes food and energy) increased 1.9% during the same period, below the Fed’s unofficial longer term inflation objective of 2.0%. As of September 2015, the U.S. unemployment rate was 5.1%, a figure that is also considered “full employment” by some Fed officials. The housing market continued to post consistent gains as of its most recent reading for August 2015. The average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 5.1% for the twelve months ended August 2015 (most recent data available at the time this report was prepared).

Meanwhile, a number of issues weighed on economies across the globe including geopolitical turmoil, weak growth overseas and sharply falling oil prices, which were caused by the faltering global economy and Organization of the Petroleum Exporting Countries (OPEC’s) refusal to cede market share. Falling oil prices propelled significant appreciation in the U.S. dollar, which hit a multi-year high versus a basket of other major currencies, supported by the confident Fed and weaker data coming out of Europe, Japan and China. In an effort to improve their economic growth, countries across the globe maintained extraordinarily accommodative monetary policies. The European Central Bank (ECB) launched a massive quantitative easing program via a government bond-buying program that pumped more than 1 trillion euros into the weak eurozone economy, while other central banks around the world enacted more than 30 policy easing actions during the first few months of 2015.

Later in the reporting period, political drama dominated the news including the escalating tensions over Greece’s debt issues and aggressive policy intervention by the Chinese government to deflate the country’s stock market bubble. In late June, Greece took front and center in world market headlines with defaults on its payments to the International Monetary Fund and threats of a potential exit from the European Monetary Union (EMU). By mid-July, Greece had agreed to austerity measures in return for more bailout funds. Meanwhile, after skyrocketing for nearly a year, China’s stock market suddenly shifted gears in June and embarked on a massive sell-off that quickly spilled over to the rest of the world. Investors pulled money out of Chinese stocks despite efforts by the country’s central bank to prop up the market by cutting interest rates to a record low. A number of factors helped fuel the sell-off, including weak Chinese economic data and falling commodity prices. By August 2015, oil prices had fallen to their lowest levels of the reporting period with prices for West Texas Intermediate (WTI) crude dipping below the $40/barrel level for a short time. Following the drop, the price of WTI crude oil edged up slightly and ended the reporting period around $45/barrel.

The preferred/hybrid securities market performed exceptionally well for the twelve month period ended September 30, 2015. Given the hybrid nature of the preferred/hybrid asset class, we typically expect returns for the asset class to be somewhere between comparable financial equities and financial senior debt. However, that was not the case for the most recent reporting period. The twelve month return for the preferred/hybrid asset class was 5.54% as measured by the Custom Benchmark Index, the secondary benchmark for the Nuveen Preferred Securities Fund. A comparable corporate bond index, such as the Barclays Corporate Financial Institutions Index, returned 3.18% during the reporting period, while the S&P 500® Financials Index lost -0.35%. In an unusual turn of events, preferred/hybrid securities outperformed both comparable equity and fixed income categories. In our opinion, the outperformance was primarily due to retail investors’ quest for income during this prolonged low interest rate environment.

Outperformance was most evident on the $25 par side of the market. The BofA/Merrill Lynch Fixed Rate Preferred Securities Index, which accounts for 65% of the Custom Benchmark Index and is comprised of primarily $25 par securities, posted a twelve month return of 6.80%. The outperformance was particularly noteworthy as it occurred when credit spreads generally widened across the broader credit markets. For example, during the reporting period, option adjusted spreads (OAS) for the Barclays USD Capital Securities Index and the Barclays Global Aggregate Bond Index both widened by 57 basis points (bps), while the financial institutions sub index for both indexes widened by 35 bps and 41 bps, respectively. Fears concerning a slowing Chinese economy, softer than expected economic data out of the U.S. during the latter part of the reporting period and continued erosion of commodity and energy prices were primarily to blame for credit spreads widening outside the preferred/hybrid asset class. Typically in an environment when credit spreads generally widen, credit spreads for subordinate securities tend to widen disproportionately compared to their senior counterparts. We actually observed the opposite happen during this reporting period, in our opinion it underscores the depth of retail investor demand for income.

6	Nuveen Investments

In addition, new regulations and legislation governing the financial services sector have forced industry participants to raise substantial amounts of capital. As a result, banks on average today hold more common equity capital as a percent of assets than at any time since the early 1940s. These same rules, regulations and legislation also have greatly de-risked the business models of our banks and insurance companies, two of the largest sectors within the preferred/hybrid asset class. As such, we are of the opinion that these factors also influenced valuations. Even the Barclays USD Capital Securities Index, a primarily $1,000 par security index, posted a positive return during the period of 3.23%, outpacing comparable financial equities and even slightly surpassing the performance of comparable financial corporate bonds. While credit spreads did widen during the reporting period for this predominantly $1,000 par preferred/hybrid index, contrary to expectations it was to a lesser degree than what was experienced across the broader credit markets.

How did the Fund perform during the twelve-month reporting period ended September 30, 2015?

The table in the Fund Performance and Expense Ratios section of this report provides total return performance information for the Fund for the one-year, five-year and since inception periods ended September 30, 2015. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV underperformed the Custom Benchmark Index and the BofA/Merrill Lynch Fixed Rate Preferred Securities Index, but outperformed the Lipper classification average. A more detailed discussion of the Fund’s relative performance is provided later in this report.

What strategies were used to manage the Fund during the twelve-month reporting period ended September 30, 2015 and how did these strategies influence performance?

The Fund seeks to provide a high level of current income and total return with at least an 80% allocation to preferred and hybrid securities. The Fund normally invests at least 50% of its net assets in investment grade rated securities. The Fund seeks to meet its investment objective by investing primarily in preferred securities, but it may also invest up to 20% of its net assets in other types of securities, including corporate debt securities, U.S. government and agency debt, taxable municipal securities and convertible preferred securities.

Our investment process begins with identifying the investable universe of preferred securities. We then narrow the universe and focus on the highly regulated industries such as banking, utility and insurance, and subsequently analyze each sector’s relative value profile. We perform quantitative analysis at the individual security level to help identify the most compelling structures for each issuer. We regularly evaluate performance via attribution analysis to develop an understanding of the variables that drove returns during any given measurement period. While the Fund did post positive absolute returns for the twelve-month reporting period ended September 30, 2015, it underperformed the Custom Benchmark Index and the BofA/Merrill Lynch Fixed Rate Preferred Securities Index during the reporting period. There were several broad investment themes running within the Fund, including an overweight to fixed-to-floating rate coupon structures, resulting in a lower duration profile versus the Custom Benchmark Index, an overweight to the $1,000 par side of the market, an overweight to more subordinate Tier 1 structures versus more senior Tier 2 structures, an overweight to lower investment grade and below investment grade securities, an overweight to contingent capital securities (CoCos) and finally an overweight to the insurance subsector and corresponding underweights to the bank, utility, real estate investment trust (REIT) and industrial subsectors.

With the $25 par retail side of the preferred/hybrid market outperforming the $1,000 par institutional side, our meaningful overweight to $1,000 par structures detracted from the Fund’s relative performance during the reporting period. The overweight to $1,000 par securities was the direct result of our effort to lower the Fund’s duration risk and duration extension risk, by allocating to fixed-to-floating rate coupon securities. In addition, we continued to find the $1,000 par universe cheaper than the retail $25 par market. The universe of fixed-to-floating rate securities is much larger on the $1,000 par side of the market given that institutional investors were early adopters of this structure. We have sought to position the Fund’s portfolio more defensively against rising interest rates by allocating to these securities, which all else being equal, have lower interest rate sensitivity and lower duration extension risk compared to traditional fixed rate coupon preferred/hybrid securities. As of September 30, 2015, the portfolio had more than 75% of its assets in fixed-to-floating rate structures, far greater than the 35% found in the Custom Benchmark Index.

Consistent with our intent to lower the Fund’s duration profile, we also favored structures with lower duration profiles relative to the average duration of the Custom Benchmark Index. Unfortunately, during the reporting period, increasing investor appetite for

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

income and decreasing angst concerning interest rate risk prompted investors to assume increasing amounts of duration in an effort to maximize income. As a result, the lower duration structures we favored in the Fund underperformed longer duration structures during the reporting period, detracting from the Fund’ s relative performance.

The Fund’s overweight to more subordinate Tier 1 structures, and therefore underweight to more senior Lower Tier 2 structures, also detracted slightly from relative performance versus the Custom Benchmark Index during the reporting period. The Tier 1 portion of the market, as demonstrated by the Barclays USD Capital Securities Tier 1 sub-index, posted a return of 3.37%, modestly below the 3.60% return posted by the Lower Tier 2 sub-index.

In addition, within the Fund’s Tier 1 allocation, we owned U.S. dollar denominated contingent capital securities (CoCos) of non-U.S. domiciled issuers, primarily well capitalized European banks. Unfortunately, this subcategory of securities underperformed during the reporting period. The Barclays Contingent Capital Securities Tier 1 Index and the Barclays Contingent Capital Securities USD Index posted annual returns of just 0.18% and 1.76%, respectively. Before the recent deterioration of the high yield market, high yield asset managers had been active investors in the CoCo space, as CoCos offered attractive relative value with a similar duration profile, while at the same time high yield bonds had reached lofty valuations. Unfortunately, CoCo valuations came under pressure toward the middle and latter portions of the reporting period when these same high yield managers liquidated non-core CoCo positions to meet investor outflows. We feel that the recent underperformance of the CoCo market was more technical and transitory in nature and that it should reverse itself. At the conclusion of the reporting period, the Fund had an approximately 15% allocation to CoCo securities.

During the reporting period, the Fund continued to maintain an overweight to lower investment grade and below investment grade securities relative to the Custom Benchmark Index, which also detracted from relative performance. Lower investment grade and below investment grade preferred/hybrid securities generally outperform their higher rated counterparts in an environment when credit spreads compress, and vice versa during periods when credit spreads push wider. During the reporting period, credit spreads widened, leading the BofA/Merrill Lynch High Yield Fixed Rate Preferred Securities Index to underperform the investment grade only BofA/Merrill Lynch Fixed Rate Preferred Securities Index. . As an aside, a majority of the Fund’s CoCo exposure carried below investment grade ratings, further leading to the underperformance of the Fund’s lower investment grade and below investment grade allocation. A reason for maintaining the overweight to lower investment grade and below investment grade securities is that credit spreads tend to be defensive against rising interest rates. As a result, the overweight to lower investment grade and below investment grade securities aligns well with our portfolio’s defensive positioning against a rising interest rate environment.

The Fund again had a meaningful overweight to the insurance subsector of the preferred/hybrid market, with a slight underweight to banks and meaningful underweights to the utility, REIT and industrial subsectors. This positioning was intended to capitalize on what has been, and is expected to be, light or negligible new issue flow out of the insurance sector for the foreseeable future. The insurance sector in general is over-capitalized and in little need of additional capital. As with previous reporting periods, we observed little new issue flow out of the insurance sector, while new issue flow out of other sectors was material. Interestingly, the insurance subsector underperformed the bank sector, likely a modest correction from having outperformed over several previous reporting periods. That being said, both the insurance and the bank subsectors outperformed the Barclays Capital Securities Non-Financial USD Index during the annual reporting period.

On a final note, the U.S. bank sector is expected to have only modest net new issue supply between now and 2019, while the insurance sector may become subject to new capital rules that could increase future new issue volume. If we indeed develop increasing conviction that this dynamic is taking shape, it is likely that the overweight to insurance-related preferred/hybrid securities would be pared back.

During the period, the Fund had a position in an interest rate swap to reduce the duration of the strategy. During the period interest rates generally declined, thus negatively impacting the value of the swap. As a result, the swap position detracted slightly from performance.

8	Nuveen Investments

Risk Considerations

and Dividend Information

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, illiquid securities risk, concentration risk, non-diversification risk and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Preferred securities are subordinate to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards.

Dividend Information

The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends consisting only of net investment income at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders.

As of September 30, 2015, the Fund had a positive UNII balance for tax purposes and a negative UNII balance for financial reporting purposes.

All monthly dividends paid by the Fund during the current reporting period, were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of the Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

Nuveen Investments	9

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10	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for the Fund is shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect an agreement by the investment adviser to waive certain fees and/or reimburse expenses during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	11

Fund Performance and Expense Ratios (continued)

Nuveen Preferred Securities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of September 30, 2015

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	3.16%	7.90%	5.93%
Class A Shares at maximum Offering Price	(1.71)%	6.86%	5.34%
BofA/Merrill Lynch Fixed Rate Preferred Securities Index	6.80%	6.42%	2.48%
Custom Benchmark Index	5.54%	6.49%	3.72%
Lipper Flexible Income Funds Classification Average	0.76%	5.49%	5.19%

Class C Shares	2.44%	7.11%	5.16%
Class R3 Shares	2.93%	7.64%	10.06%
Class I Shares	3.47%	8.18%	6.20%

Since inception returns for Class A, C and I Shares, and for the comparative index and Lipper classification average, are from 12/19/06. Since inception returns for Class R3 Shares are from 9/29/09. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Expense Ratios	1.07%	1.82%	1.32%	0.82%

12	Nuveen Investments

Growth of an Assumed $10,000 Investment as of September 30, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	13

Yields as of September 30, 2015

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of the Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offering price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. Refer to the Fund Performance and Expense Ratios page for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen Preferred Securities Fund

	Share Class
	Class A1	Class C	Class R3	Class I
Dividend Yield	5.29%	4.77%	5.30%	5.80%
SEC 30-Day Yield – Subsidized	5.07%	4.56%	5.07%	5.58%
SEC 30-Day Yield – Unsubsidized	5.07%	4.56%	5.07%	5.58%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

14	Nuveen Investments

Holding

Summaries as of September 30, 2015

This data relates to the securities held in the Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc.1 Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Preferred Securities Fund

Fund Allocation

(% of net assets)

$25 Par (or similar) Retail Preferred	29.8%
Corporate Bonds	1.1%
$1000 Par (or similar) Institutional Preferred	67.4%
Repurchase Agreements	1.0%
Other Assets Less Liabilities	0.7%
Net Assets	100%

Top Five Issuers

(% of net assets)

Bank of America Corporation	4.2%
Citigroup Inc.	4.0%
Wells Fargo & Company	3.9%
Morgan Stanley	3.4%
Federal Farm Credit Bank of Texas	3.0%

Portfolio Composition

(% of net assets)

Banks	38.5%
Insurance	25.7%
U.S. Agency	8.7%
Capital Markets	8.7%
Diversified Financial Services	7.0%
Other	9.7%
Repurchase Agreements	1.0%
Other Assets Less Liabilities	0.7%
Net Assets	100%

Credit Quality

(% of total long-term
investments)2

A	5.3%
BBB	50.8%
BB or Lower	40.0%
N/R (not rated)	3.9%
Total	100%

1	The Fund’s investment limitations with respect to ratings are based on the highest rating provided by any independent rating agency, including agencies other than the three named above.

2	Excluding investments in derivatives.

Nuveen Investments	15

Expense

Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended September 30, 2015.

The beginning of the period is April 1, 2015.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Preferred Securities Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$996.30	$993.10	$995.30	$997.50
Expenses Incurred During Period	$5.30	$9.04	$6.55	$4.06
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.75	$1,015.99	$1,018.50	$1,021.01
Expenses Incurred During Period	$5.37	$9.15	$6.63	$4.10

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.06%, 1.81%, 1.31% and 0.81% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

16	Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust V:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Preferred Securities Fund (one of the funds comprising Nuveen Investment Trust V) (the “Fund”) as of September 30, 2015, and the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for each of the years in the two-year period then ended. The financial highlights for the periods presented through September 30, 2013 were audited by other auditors whose report dated November 26, 2013 expressed an unqualified opinion on those financial highlights. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2015, the results of its operations for the year then ended and the changes in its net assets and financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

November 25, 2015

Nuveen Investments	17

Nuveen Preferred Securities Fund

Portfolio of Investments	September 30, 2015

Shares	Description (1)	Coupon	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 98.3%

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 29.8%

	Banks – 7.2%

147,753	Citigroup Inc.	8.125%	BB+	$4,234,601

712,117	Citigroup Inc.	7.125%	BB+	19,170,190

379,010	Citigroup Inc.	6.875%	BB+	10,108,197

112,951	City National Corporation	6.750%	Baa2	3,236,046

508,667	Countrywide Capital Trust III	7.000%	BBB–	13,057,482

256,113	Fifth Third Bancorp.	6.625%	Baa3	6,979,079

106,023	PNC Financial Services	6.125%	Baa2	2,906,090

209,727	Private Bancorp Incorporated	7.125%	N/R	5,603,905

121,670	Regions Financial Corporation	6.375%	BB	3,095,285

696,515	Regions Financial Corporation	6.375%	BB	18,130,285

300,200	Texas Capital Bancshares Inc.	6.500%	Ba2	7,520,010

70,000	U.S. Bancorp.	6.500%	A3	2,010,400

339,559	Wells Fargo & Company	6.625%	BBB	9,286,939

68,100	Zions Bancorporation	6.950%	BB+	1,913,610

454,448	Zions Bancorporation	6.300%	BB–	11,870,182
	Total Banks			119,122,301

	Capital Markets – 3.2%

261,500	Goldman Sachs Group, Inc.	5.500%	Ba1	6,401,520

1,174,913	Morgan Stanley	7.125%	Ba1	32,251,362

551,280	Morgan Stanley	6.875%	Ba1	14,735,714
	Total Capital Markets			53,388,596

	Consumer Finance – 0.5%

90,900	Capital One Financial Corporation	6.700%	Baa3	2,408,850

210,053	Discover Financial Services	6.500%	BB–	5,421,468

30,200	GMAC Capital Trust I	8.125%	B+	771,006
	Total Consumer Finance			8,601,324

	Diversified Financial Services – 0.2%

152,500	KKR Financial Holdings LLC	7.375%	BBB	3,990,925

	Diversified Telecommunication Services – 0.2%

102,380	Verizon Communications Inc.	5.900%	A–	2,661,880

	Electric Utilities – 0.2%

143,000	Entergy Arkansas Inc., (3)	6.450%	BB+	3,592,875

18	Nuveen Investments

Shares	Description (1)	Coupon		Ratings (2)	Value

	Food Products – 2.1%

490,000	CHS Inc.	7.875%		N/R	$13,852,300

385,400	CHS Inc.	7.100%		N/R	10,236,224

270,500	CHS Inc.	6.750%		N/R	7,008,655

42,605	Dairy Farmers of America Inc., 144A, (3)	7.785%		Baa3	4,336,392
	Total Food Products				35,433,571

	Insurance – 7.7%

113,570	Aegon N.V.	8.000%		Baa1	3,124,311

191,764	Aegon N.V.	6.375%		Baa1	4,832,453

332,880	Arch Capital Group Limited	6.750%		BBB+	8,584,975

93,825	Aspen Insurance Holdings Limited	7.250%		BBB–	2,450,709

992,542	Aspen Insurance Holdings Limited	5.950%		BBB–	25,170,865

412,627	Axis Capital Holdings Limited	6.875%		BBB	10,757,186

145,951	Delphi Financial Group, Inc., (3)	7.376%		BB+	3,616,856

346,781	Endurance Specialty Holdings Limited	7.500%		BBB–	8,940,014

187,876	Hartford Financial Services Group Inc.	7.875%		BBB–	5,739,612

666,088	Kemper Corporation	7.375%		Ba1	17,531,436

493,155	Maiden Holdings Limited	8.250%		BB	13,182,033

48,610	Maiden Holdings NA Limited	8.000%		BBB–	1,283,304

373,918	Maiden Holdings NA Limited	7.750%		BBB–	10,077,090

417,500	Reinsurance Group of America Inc.	6.200%		BBB	11,560,575
	Total Insurance				126,851,419

	Oil, Gas & Consumable Fuels – 0.8%

508,295	Nustar Logistics Limited Partnership	7.625%		Ba2	12,600,633

	Real Estate Investment Trust – 0.3%

206,561	Wells Fargo REIT	6.375%		BBB+	5,296,224

	U.S. Agency – 7.4%

305,200	AgriBank FCB, (3)	6.875%		BBB+	32,103,225

325,300	Cobank Agricultural Credit Bank, 144A, (3)	6.250%		BBB+	33,627,888

82,426	Cobank Agricultural Credit Bank, (3)	6.200%		BBB+	8,325,026

264	Farm Credit Bank of Texas, 144A, (3)	6.750%		Baa1	27,551,657

405,287	Federal Agricultural Mortgage Corporation	6.875%		N/R	10,537,462

400,000	Federal Agricultural Mortgage Corporation	6.000%		N/R	10,060,000
	Total U.S. Agency				122,205,258
	Total $25 Par (or similar) Retail Preferred (cost $468,337,004)				493,745,006

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 1.1%

	Insurance – 1.1%

$1,700	Fairfax Financial Holdings Ltd	7.750%	7/15/37	BBB–	$1,889,729

Nuveen Investments	19

Nuveen Preferred Securities Fund (continued)

Portfolio of Investments	September 30, 2015

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Insurance (continued)

$8,000	Genworth Holdings Inc.	4.800%	2/15/24	Ba1	$6,000,000

2,000	Nationwide Mutual Insurance Company, 144A	8.250%	12/01/31	A–	2,626,070

733	Nationwide Mutual Insurance Company, 144A	9.375%	8/15/39	A–	1,110,230

5432	Security Benefit Life Insurance Company, 144A	7.450%	10/01/33	BBB	6,715,342
$17,865	Total Corporate Bonds (cost $18,238,082)				18,341,371

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 67.4%

	Banks – 31.3%

3,489	Bank of America Corporation	8.125%	N/A (4)	BB+	$3,646,005

14,503	Bank of America Corporation	8.000%	N/A (4)	BB+	15,155,635

17,800	Bank of America Corporation	6.500%	N/A (4)	BB+	18,156,000

20,690	Bank of America Corporation	6.250%	N/A (4)	BB+	20,224,475

6,149	Barclays Bank PLC, 144A	10.180%	6/12/21	A–	8,055,700

28,435	Barclays PLC	8.250%	N/A (4)	BB+	29,616,389

3,955	Citigroup Capital III	7.625%	12/01/36	BBB–	4,943,659

12,205	Citigroup Inc.	5.800%	N/A (4)	BB+	12,012,771

16,260	Citigroup Inc.	5.875%	N/A (4)	BB+	15,975,450

11,675	Citizens Financial Group Inc., 144A	5.500%	N/A (4)	BB+	11,383,125

9,235	Commerzbank AG, 144A	8.125%	9/19/23	BBB–	10,708,998

6,190	Credit Agricole SA, 144A	7.875%	N/A (4)	BB+	6,159,075

9,400	Credit Agricole, SA, 144A	6.625%	N/A (4)	BB+	9,035,750

36,456	General Electric Capital Corporation	7.125%	N/A (4)	A+	42,106,680

4,945	General Electric Capital Corporation	6.250%	N/A (4)	A+	5,365,325

23,245	Goldman Sachs Group Inc.	5.375%	N/A (4)	Ba1	22,707,459

9,048	HSBC Capital Funding LP, Debt, 144A	10.176%	N/A (4)	Baa1	13,617,240

7,975	HSBC Holdings PLC	6.375%	N/A (4)	BBB	7,626,094

10,985	ING Groep N.V.	6.500%	N/A (4)	Ba1	10,428,884

685	HSBC Holdings PLC	6.375%	N/A (4)	BBB	6,533,188

5,210	Intesa Sanpaolo, 144A	7.700%	N/A (4)	Ba3	5,092,775

10,180	JPMorgan Chase & Company	5.300%	N/A (4)	BBB–	10,001,850

12,038	JPMorgan Chase & Company	7.900%	N/A (4)	BBB–	12,504,473

25,645	JPMorgan Chase & Company	6.750%	N/A (4)	BBB–	26,702,856

44,995	Lloyd’s Banking Group PLC	7.500%	N/A (4)	BB+	45,935,396

3,410	M&T Bank Corporation	6.450%	N/A (4)	Baa2	3,614,600

10,310	Nordea Bank AB, 144A	6.125%	N/A (4)	BBB	10,155,350

9,134	PNC Financial Services Inc.	6.750%	N/A (4)	Baa2	9,910,390

7,132	Royal Bank of Scotland Group PLC	7.648%	N/A (4)	BB	8,879,340

20	Nuveen Investments

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Banks (continued)

8,740	Royal Bank of Scotland Group PLC	7.500%	N/A (4)	BB–	$8,720,859

30,500	Societe Generale, 144A	7.875%	N/A (4)	BB+	29,775,625

8,460	Standard Chartered PLC, 144A	6.500%	N/A (4)	BBB	7,869,864

4,785	SunTrust Bank Inc.	5.625%	N/A (4)	Baa3	4,785,000

15,540	Wells Fargo & Company	5.875%	N/A (4)	BBB	15,909,075

32,257	Wells Fargo & Company	7.980%	N/A (4)	BBB	34,071,456

11,281	Zions Bancorporation	7.200%	N/A (4)	BB–	12,056,569
	Total Banks				519,443,380

	Capital Markets – 5.5%

6,775	Bank of New York Mellon Corporation	4.950%	N/A (4)	Baa1	6,673,375

48,377	Credit Suisse Group AG, 144A	7.500%	N/A (4)	BB+	50,372,551

1,965	Deutsche Bank AG	7.500%	N/A (4)	BB+	1,871,662

9,975	Morgan Stanley	5.550%	N/A (4)	Ba1	9,825,375

4,150	State Street Corporation	5.250%	N/A (4)	Baa1	4,150,000

16,990	UBS Group AG, Reg S	7.125%	N/A (4)	BB+	17,435,987
	Total Capital Markets				90,328,950

	Consumer Finance – 1.9%

500	Ally Financial Inc., 144A	7.000%	N/A (4)	B	501,578

6,535	American Express Company	5.200%	N/A (4)	Baa2	6,471,610

9,000	American Express Company	4.900%	N/A (4)	Baa2	8,646,300

15,955	Capital One Financial Corporation	5.550%	N/A (4)	Baa3	15,755,562
	Total Consumer Finance				31,375,050

	Diversified Financial Services – 6.8%

29,950	Agstar Financial Services Inc., 144A	6.750%	N/A (4)	BB	31,840,594

4,275	Banco BTG Pactual SA/Luxembourg, 144A	8.750%	N/A (4)	Ba3	3,719,250

10,965	BNP Paribas, 144A	7.375%	N/A (4)	BBB–	11,033,531

12,300	BNP Paribas, 144A	7.195%	N/A (4)	BBB	14,268,000

9,000	Depository Trust & Clearing Corporation, 144A	4.875%	N/A (4)	A+	8,955,000

32,858	Rabobank Nederland, 144A	11.000%	N/A (4)	Baa2	40,398,911

2,605	Voya Financial Inc.	5.650%	5/15/53	Baa3	2,625,840
	Total Diversified Financial Services				112,841,126

	Food Products – 1.5%

7,614	Land O Lakes Capital Trust I, 144A	7.450%	3/15/28	BB	7,994,700

17,075	Land O Lakes Incorporated, 144A	8.000%	N/A (4)	BB	17,459,188
	Total Food Products				25,453,888

Nuveen Investments	21

Nuveen Preferred Securities Fund (continued)

Portfolio of Investments	September 30, 2015

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Insurance – 16.9%

6,440	Aquarius & Investments PLC fbo SwissRe, Reg S	8.250%	N/A (4)	N/R	$6,917,127

12,835	Aviva PLC, Reg S	8.250%	N/A (4)	BBB	13,755,963

2,253	AXA SA	8.600%	12/15/30	A3	3,057,051

24,554	Catlin Insurance Company Limited, 144A	7.249%	N/A (4)	BBB+	21,269,903

5,220	Cloverie PLC Zurich Insurance, Reg S	8.250%	N/A (4)	A	5,803,074

6,200	CNP Assurances, Reg S	7.500%	N/A (4)	BBB+	6,653,015

61,850	Financial Security Assurance Holdings, 144A	6.400%	12/15/66	BBB+	45,305,125

3,893	Friends Life Holdings PLC, Reg S	7.875%	N/A (4)	A–	4,280,213

2,788	Glen Meadows Pass-Through Trust, 144A	6.505%	2/12/67	BBB–	2,410,413

4,743	La Mondiale SAM, Reg S	7.625%	N/A (4)	BBB	5,098,725

13,076	MetLife Capital Trust X, 144A	9.250%	4/08/38	BBB	18,044,880

7,270	MetLife Inc.	5.250%	N/A (4)	BBB	7,197,300

2,855	Principal Financial Group	4.700%	5/15/55	Baa2	2,833,588

16,095	Provident Financing Trust I	7.405%	3/15/38	Baa3	18,428,775

3,690	Prudential Financial Inc.	5.375%	5/15/45	BBB+	3,662,325

4,900	Prudential Financial Inc.	5.875%	9/15/42	BBB+	5,181,750

23,028	QBE Capital Funding Trust II, 144A	7.250%	5/24/41	BBB	25,676,220

12,425	QBE Insurance Group Limited, Reg S	6.750%	12/02/44	BBB	12,922,000

33,580	Sirius International Group Limited, 144A	7.506%	N/A (4)	BBB–	33,915,800

37,359	Symetra Financial Corporation, 144A	8.300%	10/15/37	BBB–	38,199,578
	Total Insurance				280,612,825

	Machinery – 0.1%

1,790	Stanley Black & Decker Inc.	5.750%	12/15/53	BBB+	1,891,135

	Real Estate Investment Trust – 2.0%

24,796	Sovereign Real Estate Investment Trust, 144A	12.000%	N/A (4)	Ba1	32,730,720

	U.S. Agency – 1.4%

18,350	Farm Credit Bank of Texas, 144A	10.000%	N/A (4)	Baa1	22,857,219
	Total $1,000 Par (or similar) Institutional Preferred (cost $1,104,024,572)				1,117,534,293
	Total Long-Term Investments (cost $1,590,599,658)				1,629,620,670

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 1.0%

	REPURCHASE AGREEMENTS – 1.0%

$16,796	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/15, repurchase price $16,795,936, collateralized by $17,200,000 U.S. Treasury Notes, 1.750%, due 5/15/23, value $17,135,500	0.000%	10/01/15		$16,795,936
	Total Short-Term Investments (cost $16,795,936)				16,795,936
	Total Investments (cost $1,607,395,594) – 99.3%				1,646,416,606
	Other Assets Less Liabilities – 0.7% (5)				11,905,902
	Net Assets – 100%				$1,658,322,508

22	Nuveen Investments

Investments in Derivatives as of September 30, 2015

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (6)	Termination Date	Variation Margin Receivable/ Payable	Unrealized Appreciation (Depreciation)
Barclays Bank PLC*	$80,000,000	Receive	3-Month USD-LIBOR-ICE	2.474%	Quarterly	7/13/16	7/13/21	$42,560	$(2,977,266)
*	Citigroup is the clearing broker for this transaction.

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	Perpetual security. Maturity date is not applicable.

(5)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(6)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each contract.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

REIT	Real Estate Investment Trust

USD-LIBOR-ICE	United States Dollar-London Inter-Bank Offered Rate-Intercontinental Exchange

See accompanying notes to financial statements.

Nuveen Investments	23

Statement of

Assets and Liabilities	September 30, 2015

Assets
Long-term investments, at value (cost $1,590,599,658)	$1,629,620,670
Short-term investments, at value (cost approximates value)	16,795,936
Cash	3,554,896
Cash collateral at broker (1)	2,403,521
Receivable for:
Dividends	2,728,917
Interest	17,289,600
Investments sold	5,467,249
Reclaims	316,336
Shares sold	4,257,568
Variation margin on swap contracts	42,560
Other assets	88,062
Total assets	1,682,565,315
Liabilities
Payable for:
Dividends	1,341,524
Investments purchased	16,842,103
Shares redeemed	4,321,312
Accrued expenses:
Management fees	925,960
Trustees fees	55,607
12b-1 distribution and service fees	255,891
Other	500,410
Total liabilities	24,242,807
Net assets	$1,658,322,508
Class A Shares
Net assets	$408,922,257
Shares outstanding	24,266,496
Net asset value (“NAV”) per share	$16.85
Offering price per share (NAV per share plus maximum sales charge of 4.75% of offering price)	$17.69
Class C Shares
Net assets	$208,404,279
Shares outstanding	12,357,061
NAV and offering price per share	$16.87
Class R3 Shares
Net assets	$2,679,862
Shares outstanding	157,924
NAV and offering price per share	$16.97
Class I Shares
Net assets	$1,038,316,110
Shares outstanding	61,594,638
NAV and offering price per share	$16.86
Net assets consist of:
Capital paid-in	$1,615,647,488
Undistributed (Over-distribution of) net investment income	(404,528)
Accumulated net realized gain (loss)	7,035,802
Net unrealized appreciation (depreciation)	36,043,746
Net assets	$1,658,322,508
Authorized shares – per class	Unlimited
Par value per share	$0.01

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

24	Nuveen Investments

Statement of

Operations	Year Ended September 30, 2015

Investment Income
Dividends	$39,189,750
Interest	62,291,456
Total investment income	101,481,206
Expenses
Management fees	10,439,987
12b-1 service fees – Class A Shares	981,452
12b-1 distribution and service fees – Class C Shares	2,010,948
12b-1 distribution and service fees – Class R3 Shares	13,269
Shareholder servicing agent fees	1,259,528
Custodian fees	182,362
Trustees fees	43,332
Professional fees	110,970
Shareholder reporting expenses	235,761
Federal and state registration fees	156,092
Other	61,083
Total expenses	15,494,784
Net investment income (loss)	85,986,422
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	11,561,082
Swaps	(4,026,455)
Change in net unrealized appreciation (depreciation) of:
Investments	(41,516,193)
Swaps	(5,808,910)
Net realized and unrealized gain (loss)	(39,790,476)
Net increase (decrease) in net assets from operations	$46,195,946

See accompanying notes to financial statements.

Nuveen Investments	25

Statement of

Changes in Net Assets

	Year Ended 9/30/15	Year Ended 9/30/14
Operations
Net investment income (loss)	$85,986,422	$72,016,340
Net realized gain (loss) from:
Investments	11,561,082	11,747,300
Swaps	(4,026,455)	—
Change in net unrealized appreciation (depreciation) of:
Investments	(41,516,193)	35,119,391
Swaps	(5,808,910)	(4,589,305)
Net increase (decrease) in net assets from operations	46,195,946	114,293,726
Distributions to Shareholders
From net investment income:
Class A Shares	(21,409,430)	(20,354,356)
Class C Shares	(9,424,776)	(8,973,470)
Class R3 Shares	(138,490)	(167,193)
Class I Shares	(53,592,396)	(42,868,250)
From accumulated net realized gains:
Class A Shares	(1,990,922)	(6,263,584)
Class C Shares	(1,017,976)	(3,370,801)
Class R3 Shares	(13,624)	(63,219)
Class I Shares	(4,494,053)	(11,454,894)
Decrease in net assets from distributions to shareholders	(92,081,667)	(93,515,767)
Fund Share Transactions
Proceeds from sale of shares	652,608,625	750,113,179
Proceeds from shares issued to shareholders due to reinvestment of distributions	75,203,804	75,120,566
	727,812,429	825,233,745
Cost of shares redeemed	(419,928,575)	(541,536,927)
Net increase (decrease) in net assets from Fund share transactions	307,883,854	283,696,818
Net increase (decrease) in net assets	261,998,133	304,474,777
Net assets at the beginning of period	1,396,324,375	1,091,849,598
Net assets at the end of period	$1,658,322,508	$1,396,324,375
Undistributed (Over-distribution of) net investment income at the end of period	$(404,528)	$(1,359,059)

See accompanying notes to financial statements.

26	Nuveen Investments

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Nuveen Investments	27

Financial

Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/06)
2015	$17.34	$0.95	$(0.41)	$0.54	$(0.94)	$(0.09)	$(1.03)	$16.85
2014	17.05	0.99	0.64	1.63	(1.00)	(0.34)	(1.34)	17.34
2013	17.15	1.01	0.09	1.10	(1.04)	(0.16)	(1.20)	17.05
2012	15.30	1.03	2.29	3.32	(1.04)	(0.43)	(1.47)	17.15
2011	16.99	1.05	(1.24)	(0.19)	(1.08)	(0.42)	(1.50)	15.30
Class C (12/06)
2015	17.35	0.82	(0.40)	0.42	(0.81)	(0.09)	(0.90)	16.87
2014	17.06	0.86	0.64	1.50	(0.87)	(0.34)	(1.21)	17.35
2013	17.16	0.88	0.09	0.97	(0.91)	(0.16)	(1.07)	17.06
2012	15.31	0.91	2.30	3.21	(0.93)	(0.43)	(1.36)	17.16
2011	17.00	0.93	(1.25)	(0.32)	(0.95)	(0.42)	(1.37)	15.31
Class R3 (9/09)
2015	17.46	0.92	(0.41)	0.51	(0.91)	(0.09)	(1.00)	16.97
2014	17.17	0.96	0.63	1.59	(0.96)	(0.34)	(1.30)	17.46
2013	17.27	0.96	0.11	1.07	(1.01)	(0.16)	(1.17)	17.17
2012	15.40	0.96	2.35	3.31	(1.01)	(0.43)	(1.44)	17.27
2011	17.10	1.05	(1.29)	(0.24)	(1.04)	(0.42)	(1.46)	15.40
Class I (12/06)
2015	17.34	1.00	(0.41)	0.59	(0.98)	(0.09)	(1.07)	16.86
2014	17.06	1.03	0.63	1.66	(1.04)	(0.34)	(1.38)	17.34
2013	17.15	1.05	0.11	1.16	(1.09)	(0.16)	(1.25)	17.06
2012	15.30	1.07	2.30	3.37	(1.09)	(0.43)	(1.52)	17.15
2011	16.99	1.10	(1.25)	(0.15)	(1.12)	(0.42)	(1.54)	15.30

28	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

3.16%	$408,922	1.06%	5.54%	1.06%	5.54%	18%
9.92	376,049	1.07	5.73	1.07	5.73	25
6.51	287,287	1.07	5.73	1.07	5.73	67
23.16	267,619	1.08	6.44	1.08	6.44	53
(1.59)	166,611	1.10	6.21	1.03	6.28	60

2.44	208,404	1.81	4.79	1.81	4.79	18
9.08	190,011	1.82	5.00	1.82	5.00	25
5.73	170,808	1.82	5.03	1.82	5.03	67
22.24	152,411	1.83	5.68	1.83	5.68	53
(2.32)	97,071	1.85	5.49	1.78	5.57	60

2.93	2,680	1.31	5.28	1.31	5.28	18
9.62	2,827	1.32	5.52	1.32	5.52	25
6.25	3,209	1.32	5.48	1.32	5.48	67
22.82	552	1.33	5.91	1.33	5.91	53
(1.78)	170	1.35	6.20	1.28	6.25	60

3.47	1,038,316	0.81	5.79	0.81	5.79	18
10.12	827,438	0.82	5.98	0.82	5.98	25
6.83	630,546	0.82	6.01	0.82	6.01	67
23.40	517,379	0.83	6.68	0.83	6.68	53
(1.28)	397,579	0.85	6.51	0.78	6.58	60

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Nuveen Investments	29

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust V (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Preferred Securities Fund (the “Fund”), a diversified fund, among others. The Trust was organized as a Massachusetts business trust on September 27, 2006.

The end of the reporting period for the Fund is September 30, 2015, and the period covered by these Notes to Financial Statements is the fiscal year ended September 30, 2015 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for the Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.

Investment Objective and Principal Investment Strategies

The Fund seeks to provide a high level of current income and total return. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in preferred securities. Preferred securities generally pay fixed or adjustable rate distributions to investors and have preference over common stock in the payment of distributions and the liquidation of a company’s assets, but are junior to most other forms of the company’s debt, including both senior and subordinated debt. The Fund intends to invest at least 25% of its assets in the preferred securities of companies principally engaged in financial services. The Fund normally invests at least 50% (60% prior to January 31, 2015) of its net assets in securities rated investment grade (BBB/Baa or higher) at the time of purchase by at least one independent rating agency and unrated securities judged to be of comparable quality by the Sub-Adviser. The Fund may invest up to 50% (40% prior to January 31, 2015) of its net assets in securities rated below investment grade (BB/Ba or lower) at the time of purchase, which are commonly referred to as “high yield” securities or “junk” bonds. Although the Fund invests primarily in securities issued by U.S. companies, the Fund may invest up to 35% of its net assets in U.S. dollar-denominated securities issued by non-U.S. companies. The Fund seeks to meet its investment objective by investing primarily in preferred securities, but it may also invest up to 20% of its net assets in other types of securities, including corporate debt securities, U.S. government and agency debt, taxable municipal securities and convertible preferred securities.

The Fund’s most recent prospectus provides further description of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to earmark securities in the Fund’s portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund did not have any outstanding when-issued/delayed delivery purchase.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

30	Nuveen Investments

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market

Nuveen Investments	31

Notes to Financial Statements (continued)

participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by a pricing service approved by the Fund’s Board of Trustees (the ”Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
$25 Par (or similar) Retail Preferred	$380,591,087	$113,153,919	**	$—	$493,745,006
Corporate Bonds	—	18,341,371		—	18,341,371
$1,000 Par (or similar) Institutional Preferred	—	1,117,534,293		—	1,117,534,293
Short-Term Investments:
Repurchase Agreements	—	16,795,936		—	16,795,936
Investments in Derivatives:
Interest Rate Swaps***	—	(2,977,266)		—	(2,977,266)
Total	$380,591,087	$1,262,848,253		$—	$1,643,439,340
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for breakdown of these securities classified as Level 2.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s

32	Nuveen Investments

dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$16,795,936	$(16,795,936)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Interest Rate Swaps

Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap contract. Swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Nuveen Investments	33

Notes to Financial Statements (continued)

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For over-the-counter (“OTC”) swaps, the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”

Upon the execution of an exchanged-cleared swap contract, in certain instances the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in exchange-cleared interest rate swap contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contacts are treated as ordinary income or expense, respectively.

Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps.” In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, the Fund invested in forward interest rate swap contracts to reduce the duration of its preferred stock portfolio.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Average notional amount of interest rate swap contracts outstanding*	$52,000,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Interest rate	Swaps	Receivable for variation margin on swap contracts**	$(2,977,266)	—	$ —
**	Value represents unrealized appreciation (depreciation) of swaps as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Interest rate	Swaps	$(4,026,455)	$(5,808,910)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

34	Nuveen Investments

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 9/30/15		Year Ended 9/30/14
	Shares	Amount	Shares	Amount
Shares sold:
Class A	10,585,393	$182,271,320	13,003,724	$223,890,556
Class C	2,647,176	45,627,739	2,567,690	44,346,000
Class R3	29,491	509,994	23,691	411,763
Class I	24,612,552	424,199,572	27,980,156	481,464,860
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,167,257	20,079,770	1,313,990	22,575,199
Class C	451,855	7,777,278	530,957	9,113,314
Class R3	6,728	116,574	11,180	192,930
Class I	2,745,166	47,230,182	2,513,455	43,239,123
	42,245,618	727,812,429	47,944,843	825,233,745
Shares redeemed:
Class A	(9,177,455)	(158,134,214)	(9,472,208)	(163,652,770)
Class C	(1,695,137)	(29,206,839)	(2,156,633)	(37,123,524)
Class R3	(40,205)	(696,252)	(59,823)	(1,036,843)
Class I	(13,478,817)	(231,891,270)	(19,743,937)	(339,723,790)
	(24,391,614)	(419,928,575)	(31,432,601)	(541,536,927)
Net increase (decrease)	17,854,004	$307,883,854	16,512,242	$283,696,818

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period were as follows:

Purchases	$566,309,849
Sales and maturities	275,123,581

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Fund.

As of September 30, 2015, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$1,608,472,021
Gross unrealized:
Appreciation	$56,510,538
Depreciation	(18,565,953)
Net unrealized appreciation (depreciation) of investments	$37,944,585

Permanent differences, primarily due to federal taxes paid, treatment of notional principal contracts, investments in partnerships, bond premium amortization adjustments and complex securities character adjustments, resulted in reclassifications among the Fund’s components of net assets as of September 30, 2015, the Fund’s tax year end, as follows:

Capital paid-in	$(57,073)
Undistributed (Over-distribution of) net investment income	(466,799)
Accumulated net realized gain (loss)	523,872

Nuveen Investments	35

Notes to Financial Statements (continued)

The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2015, the Fund’s tax year end, were as follows:

Undistributed net ordinary income[1],2	$7,740,505
Undistributed net long-term capital gains	7,667,056
[1]	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividends declared during the period September 1, 2015 through September 30, 2015 and paid on October 1, 2015.
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s tax years ended September 30, 2015 and September 30, 2014, was designated for purposes of the dividends paid deduction as follows:

2015
Distributions from net ordinary income[2]	$83,532,714
Distributions from net long-term capital gains[3]	7,516,575

2014
Distributions from net ordinary income[2]	$71,407,241
Distributions from net long-term capital gains	21,152,498
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
[3]	The Fund hereby designates as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended September 30, 2015.

As of September 30, 2015, the Fund’s tax year end, the Fund did not have any unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains.

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fee paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables the Fund’s shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for the Fund is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee
For the first $125 million	0.5500%
For the next $125 million	0.5375
For the next $250 million	0.5250
For the next $500 million	0.5125
For the next $1 billion	0.5000
For net assets over $2 billion	0.4750

The annual complex-level fee, payable monthly, for the Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of September 30, 2015, the complex-level fee for the Fund was 0.1646%.

The Adviser has agreed to waive fees and/or reimburse expenses, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.25% of the average daily net assets of any class of Fund shares.

36	Nuveen Investments

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected (Unaudited)	$1,136,231
Paid to financial intermediaries (Unaudited)	1,012,044

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances (Unaudited)	$493,771

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained (Unaudited)	$394,297

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

CDSC retained (Unaudited)	$83,931

8. Borrowing Arrangements

The Fund, along with certain other funds managed by the Adviser (“Participating Funds”), established a 364-day, $2.53 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include the Fund covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including the Fund covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2016 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed.

Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the Fund did not utilize this facility.

9. Subsequent Events

Change in Contingent Deferred Sales Charge (CDSC) Schedule

Effective November 1, 2015, shareholders purchasing $1 million or more of Class A Shares at NAV without an up-front sales charge will be assessed a CDSC of 1.00% on any shares redeemed within eighteen months of purchase, unless the redemption is eligible for a CDSC reduction or waiver as specified in the Fund’s statement of additional information.

Nuveen Investments	37

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm KPMG LLP Chicago, IL 60601 Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800)257-8787

Distribution Information: The Fund hereby designates its percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and its percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

% DRD	22%
% QDI	61%

Quarterly Form N-Q Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

38	Nuveen Investments

Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

BofA/Merrill Lynch Fixed Rate Preferred Securities Index: An index that tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment grade (based on an average of Moody’s, S&P, and Fitch) and must have an investment grade rated country of risk (based on an average of Moody’s, S&P, and Fitch foreign currency long-term sovereign debt ratings). In addition, qualifying securities must be issued as public securities or through a 144a filing, must be issued in $25, $50, or $100 par/liquidation preference increments, must have a fixed coupon or distribution schedule, and must have a minimum amount outstanding of $100 million. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

BofA/Merrill Lynch High Yield Fixed Rate Preferred Securities Index: An index that tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. In addition, qualifying securities must be issued as public securities or through a 144a filing, must be issued in $25, $50, or $100 par/liquidation preference increments, must have a fixed coupon or distribution schedule, and must have a minimum amount outstanding of $100 million. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Barclays Contingent Capital Tier 1 Index: This index is a component of the Barclays Global Contingent Capital Securities Index which generally includes Tier 1 qualifying securities. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Barclays Contingent Capital USD Index: This index includes securities denominated in USD that can generally be viewed as Contingent Convertible Capital securities (CoCos) which are securities structured to absorb losses when the capital of the issuer falls below certain levels that either receive regulatory capital treatment and may receive a degree of “equity credit” from a rating agency. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Barclays Corporate Financial Institutions Index: This index measures the performance of U.S. dollar-denominated publicly-issued investment-grade corporate bonds in the financial sector. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Barclays Global Aggregate Bond Index: An unhedged index that provides a broad-based measure of the global investment grade fixed-rate debt markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Barclays Tier 1 Capital Securities Index: An unmanaged index that includes securities that can generally be viewed as hybrid fixed-income securities that either receive regulatory capital treatment or a degree of “equity credit” from a rating agency. The index returns assume reinvestment of dividends, but do not include the effects of any sales charges or management fees.

Barclays USD Capital Securities Index: The Barclays USD Capital Securities component of the Barclays Global Capital Securities Index, which generally includes Tier 2/Lower Tier 2 bonds, perpetual step-up debt, step-up preferred securities, and term preferred securities. The index returns assume reinvestment of dividends, but do not include the effects of any sales charges or management fees.

Nuveen Investments	39

Glossary of Terms Used in this Report (Unaudited) (continued)

Custom Benchmark Index: An index that is comprised of a 65% weighting in the BofA/Merrill Lynch Fixed Rate Preferred Securities Index and a 35% weighting in the Barclays USD Capital Securities Index. The BofA/Merrill Lynch Fixed Rate Preferred Securities Index is an index that tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment grade (based on an average of Moody’s, S&P and Fitch) and must have an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long-term sovereign debt ratings). In addition, qualifying securities must be issued as public securities or through a 144a filing, must be issued in $25, $50, or $100 par/liquidation preference increments, must have a fixed coupon or distribution schedule and must have a minimum amount outstanding of $100 million. The Barclays USD Capital Securities Index contains securities generally viewed as hybrid fixed income securities that either receive regulatory capital treatment or a degree of “equity credit” from the rating agencies. This generally includes Tier 2/Lower Tier 2 bonds, perpetual step-up debt, step-up preferred securities and term preferred securities.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make periodic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cash flows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indexes.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Hybrid Security: A hybrid security combines two or more different financial instruments. A hybrid security generally combines both debt and equity characteristics.

Lipper Flexible Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Flexible Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

S&P 500® Financials Index: An unmanaged index comprises those companies included in the S&P 500® that are classified as members of the GICS® financials sector. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

Yield to Worst (YTW): The lowest potential yield that can be received on a bond without the issuer actually defaulting. The yield to worst is calculated by making worst-case scenario assumptions on the issue by calculating the returns that would be received if provisions, including prepayment, call or sinking fund, are used by the issuer. This metric is used to evaluate the worst-case scenario for yield to help investors manage risks and ensure that specific income requirements will still be met even in the worst scenarios.

40	Nuveen Investments

Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Trustees of the Fund (the “Board,” and each Trustee, a “Board Member”), including the Board Members who are not parties to the Fund’s advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the Fund and determining whether to continue the Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Following an initial term with respect to the Fund upon its commencement of operations, the Board is required to consider the continuation of the Advisory Agreements on an annual basis pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, at an in-person meeting held on May 11-13, 2015 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Fund.

In preparation for its considerations at the May Meeting, the Board received in advance of the meeting extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Fund, including, among other things, the nature, extent and quality of services provided by the Adviser and Sub-Adviser (the Adviser and Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser”); Fund performance including performance assessments against peers and the appropriate benchmark(s); fee and expense information of the Fund compared to peers; a description and assessment of shareholder service levels for the Fund; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and profitability information of the Fund Advisers as described in further detail below. As part of its annual review, the Board also held a separate meeting on April 14-15, 2015 to review the Fund’s investment performance and consider an analysis by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, and the performance of the Fund, and any significant changes to the foregoing. During the review, the Independent Board Members asked questions of and requested additional information from management.

The Board considered that the evaluation process with respect to the Fund Advisers is an ongoing process that encompassed the information and knowledge gained throughout the year. The Board, acting directly or through its committees, met regularly during the course of the year and received information and considered factors at each meeting that would be relevant to its annual consideration of the Advisory Agreements, including information relating to Fund performance; Fund expenses; investment team evaluations; and valuation, compliance, regulatory and risk matters. In addition to regular reports, the Adviser provided special reports to the Board to enhance the Board’s understanding on topics that impact some or all of the Nuveen funds and the Adviser (such as presentations on risk and stress testing; the new governance, risk and compliance system; cybersecurity developments; Nuveen fund accounting and reporting matters; regulatory developments impacting the investment company industry and the business plans or other matters impacting the Adviser). The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

The Board had created several standing committees including the Open-End Funds Committee and the Closed-End Funds Committee to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These Committees met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

The Board also continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members made site visits to multiple equity and fixed-income investment teams of the Sub-Adviser in June 2014.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. The Independent Board Members also received a memorandum from independent legal counsel outlining the legal standards for their consideration of the proposed continuation of the Advisory Agreements. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and Fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board took into account all factors it believed relevant with respect to the Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers; (b) the investment performance of the Fund and Fund Advisers; (c) the advisory fees and costs of the

Nuveen Investments	41

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

services to be provided to the Fund and the profitability of the Fund Advisers; (d) the extent of any economies of scale; (e) any benefits derived by the Fund Advisers from the relationship with the Fund; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreements of the Fund. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund. The Board reviewed information regarding, among other things, each Fund Adviser’s organization and business, the types of services that each Fund Adviser or its affiliates provided to the Fund, the performance record of the Fund (as described in further detail below), and any initiatives that had been undertaken on behalf of the open-end product line. The Board recognized the high quality of services the Adviser had provided to the Fund over the years and the conscientiousness with which the Adviser provided these services. The Board also considered the improved capital structure of Nuveen Investments, Inc. (“Nuveen”) (the parent of the Adviser) following the acquisition of Nuveen by TIAA-CREF in 2014 (the “TIAA-CREF Transaction”).

With respect to the services, the Board noted the Fund was a registered investment company that operated in a regulated industry and considered the myriad of investment management, administrative, compliance, oversight and other services the Adviser provided to manage and operate the Fund. Such services included, among other things: (a) product management (such as analyzing ways to better position a Nuveen fund in the marketplace, setting dividends; maintaining relationships to gain access to distribution platforms; and providing shareholder communications); (b) fund administration (such as preparing tax returns and other tax compliance services, preparing regulatory filings and shareholder reports; managing fund budgets and expenses; overseeing a fund’s various service providers and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of the funds’ sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing the funds’ sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; evaluating brokerage transactions and securities lending, overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; reporting to the Board on various matters including performance, risk and valuation; and participating in fund development, leverage management, and the developing or interpreting of investment policies and parameters).

In its review, the Board considered information highlighting the various initiatives that the Adviser had implemented or continued during the last year to enhance its services to the Nuveen funds. The Board recognized that some of these initiatives are a result of a multi-year process. In reviewing the activities of 2014, the Board recognized the Adviser’s continued focus on fund rationalization for open-end funds through mergers, fund closures or repositioning the funds in seeking to enhance shareholder value, reduce costs, improve performance, eliminate fund overlap and better meet shareholder needs. The Board noted the Adviser’s investment in additional staffing to strengthen and improve its services to the Nuveen funds, including with respect to risk management and valuation. The Board recognized that expanding the depth and range of its risk oversight activities had been a major priority for the Adviser in recent years, and the Adviser continued to add to the risk management team, develop additional risk management programs and create committees or other teams designated to oversee or evaluate certain risks, such as liquidity risk, enterprise risk, investment risk and cybersecurity risk. The Adviser had also continued to add to the valuation team, launched its centralized securities valuation system which is intended to provide for uniform pricing and reporting across the complex as the system continues to develop, continued to refine its valuation analysis and updated related policies and procedures and evaluated and assessed pricing services. The Board considered the Adviser’s ongoing investment in information technology and operations and the various projects of the information technology team to support the continued growth and complexity of the Nuveen funds and increase efficiencies in their operations. The Board also recognized the Adviser’s strong commitment to compliance and reviewed information reflecting the compliance group’s ongoing activities to enhance its compliance system and refine its compliance procedures as well as the Chief Compliance Officer’s report regarding the compliance team, the initiatives the team had undertaken in 2014 and proposed for 2015, the compliance functions and reporting process, the record of compliance with the policies and procedures and its supervision activities of other service providers.

With respect to the open-end fund product line, the Adviser had also, among other things: developed new funds in seeking to enhance the product line; enhanced the reporting to the Board and its committees regarding payments to intermediaries; and continued to explore opportunities for potential funds.

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Fund. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. In

42	Nuveen Investments

considering the Sub-Advisory Agreement and supplementing its prior knowledge, the Board considered a current report provided by the Adviser analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, investment approach, organization and history, and assets under management, and the investment performance of the Fund.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under each respective Advisory Agreement were satisfactory.

B. The Investment Performance of the Fund and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of the Fund over various time periods. The Board reviewed reports, including an analysis of the Fund’s performance and the investment team. The Board reviewed, among other things, the Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2014, as well as performance information reflecting the first quarter of 2015. In its review, the Board noted that it also reviewed Fund performance results at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund would vary depending on when such shareholder invested in the fund, the class held (if multiple classes are offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	Open-end funds offer multiple classes and the performance data provided for open-end funds was based on Class A shares. The performance of the other classes of a fund, however, should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The Board recognized that the funds in the Performance Peer Group may differ somewhat from the Nuveen fund with which it is being compared and due to these differences, performance comparisons between certain of the Nuveen funds and their Performance Peer Groups may be inexact and the relevancy limited. The Board considered that management had classified the Performance Peer Group as low, medium and high in relevancy. The Board took the analysis of the relevancy of the Performance Peer Group into account when considering the comparative performance data. The Board also considered comparative performance of an applicable benchmark. While the Board was cognizant of the relative performance of the Fund’s peer set and/or benchmark(s), the Board evaluated Fund performance in light of the Fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the Fund with its peers and/or benchmarks result in differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data, the Independent Board Members noted that the Fund ranked in its Performance Peer Group in the second quartile in the one-year period and first quartile in the three- and five-year periods. Although the Fund underperformed its benchmark in the one-year period, it outperformed its benchmark in the three- and five-year periods.

Based on their review, the Independent Board Members determined that the Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of the Fund (expressed as a percentage of average net assets) in absolute terms and in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) and, with respect to open-end funds, to a more focused subset in the Peer Universe (the “Peer Group”), each selected by an independent third-party fund data provider. The Independent Board Members reviewed the methodology regarding the construction of the Peer Universe and Peer Group for the Fund. The Board reviewed, among other things, the Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as

Nuveen Investments	43

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

compared to the average and median fee and expense levels of the Peer Universe and/or Peer Group. The Board noted that the net total expense ratio paid by investors in the Fund was the most representative of an investor’s net experience. The Board Members also considered any fee waivers and/or expense reimbursement arrangements currently in effect for the Fund.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; and differences in services provided can impact the comparative data limiting the usefulness of the data to help make a conclusive assessment of the Fund’s fees and expenses.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds had a net expense ratio near or below their peer average.

The Independent Board Members recognized that the Fund had a net management fee and a net expense ratio below its peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board considered information regarding the fees a Fund Adviser assessed to the Nuveen funds compared to that of other clients as described in further detail below. With respect to non-municipal funds, such other clients of the Adviser and/or its affiliated sub-advisers may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

The Board recognized that the Fund had an affiliated sub-adviser and therefore the overall Fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the Sub-Adviser. In reviewing the nature of the services provided by the Adviser, including through its affiliated sub-advisers, the Board considered the range of advisory fee rates for retail and institutional managed accounts advised by Nuveen-affiliated sub-advisers. The Board also reviewed, among other things, the average fee the affiliated sub-advisers assessed such clients as well as the range of fee rates assessed to the different types of clients (such as retail, institutional and wrap accounts as well as non-Nuveen funds) applicable to such sub-advisers.

In reviewing the comparative information, the Board also reviewed information regarding the differences between the Fund and the other clients, including differences in services provided, investment policies, investor profiles, compliance and regulatory requirements and account sizes. The Board recognized the breadth of services necessary to operate a registered investment company (as described above) and that, in general terms, the Adviser provided the administrative and other support services to the Fund and, although the Sub-Adviser may provide some of these services, the Sub-Adviser essentially provided the portfolio management services. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Independent Board Members considered the differences in structure and operations of separately managed accounts and hedge funds from registered funds and noted that the range of day-to-day services was not generally of the breadth required for the registered funds. Many of the additional administrative services provided by the Adviser were not required for institutional clients or funds sub-advised by a Nuveen-affiliated sub-adviser that were offered by other fund groups. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Fund, the Independent Board Members believed such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed, among other things, the adjusted operating margins for Nuveen for the last two calendar years, the revenues, expenses, net income (pre-tax and after-tax) and net revenue margins (pre-tax and after-tax) of Nuveen’s managed fund advisory activities for the last two calendar years, the allocation methodology used by Nuveen in preparing the profitability data and a history of the adjustments to the methodology due to changes in the business over time. The Independent Board Members also reviewed the revenues, expenses, net income (pre-tax and after-tax) and revenue margin (pre-tax and post-tax) of the Adviser and, as described in further detail below,

44	Nuveen Investments

each affiliated sub-adviser for the 2014 calendar year. In reviewing the profitability data, the Independent Board Members noted the subjective nature of cost allocation methodologies used to determine profitability as other reasonable methods could also have been employed but yield different results. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2014. The Independent Board Members recognized that Nuveen’s net revenue margin from advisory activities for 2014 was consistent with 2013. The Independent Board Members also considered the profitability of Nuveen in comparison to the adjusted operating margins of other investment advisers with publicly available data and with comparable assets under management (based on asset size and asset composition) to Nuveen. The Independent Board Members noted that Nuveen’s adjusted operating margins appeared to be reasonable in relation to such other advisers. The Independent Board Members, however, recognized the difficulty of making comparisons of profitability from fund investment advisory contracts as the information is not generally publicly available, the information for the investment advisers that was publicly available may not be representative of the industry and various other factors would impact the profitability data such as differences in services offered, business mix, expense methodology and allocations, capital structure and costs, complex size, and types of funds and other accounts managed.

The Independent Board Members noted this information supplemented the profitability information requested and received during the year and noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes during the year.

The Independent Board Members determined that Nuveen appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds. The Independent Board Members noted the Adviser’s continued expenditures to upgrade its investment technology and increase personnel and recognized the Adviser’s continued commitment to its business to enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. The Independent Board Members also noted that the sub-advisory fees for the Nuveen funds are paid by the Adviser, however, the Board recognized that many of the sub-advisers, including the Sub-Adviser, are affiliated with Nuveen. The Independent Board Members also noted the increased resources and support available to Nuveen as well as an improved capital structure as a result of the TIAA-CREF Transaction.

With respect to the Sub-Adviser, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2014. The Independent Board Members also reviewed profitability analysis reflecting the revenues, expenses and the revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ended December 31, 2014.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of the Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund.

Based on their review, the Independent Board Members determined that the Adviser’s and the Sub-Adviser’s level of profitability was reasonable in light of the respective services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized, and the Independent Board Members considered the extent to which the funds benefit from such economies of scale. Although the Independent Board Members recognized that economies of scale are difficult to measure, the Board recognized that one method to help ensure the shareholders share in these benefits is to include breakpoints in the management fee schedule reducing fee rates as asset levels grow. The Independent Board Members noted that, subject to certain exceptions, the management fees of the funds in the Nuveen complex are generally comprised of a fund-level component and complex-level component. Each component of the management fee for the Fund included breakpoints to reduce management fee rates of the Fund as the Fund grows and, as described below, as the Nuveen complex grows. In addition to fund-specific breakpoint schedules which reduce the fee rates of a particular fund as its assets increase, the Independent Board Members recognized that the Adviser also passed on the benefits of economies of scale through the complex-wide fee arrangement which reduced management fee rates as assets in the fund complex reached certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds benefit if these costs were spread over a larger asset base. The Independent Board Members reviewed the breakpoint and complex-wide schedules and the fee reductions achieved as a result of such structures for the 2014 calendar year.

The Independent Board Members also noted that additional economies of scale were shared with shareholders of the Fund through the adoption of a permanent expense cap. The Independent Board Members further considered that as part of the TIAA-CREF Transaction, Nuveen agreed, for a period of two years from the date of the closing of the TIAA-CREF Transaction, not to increase contractual management fees for any Nuveen fund and, with respect to funds with expense caps, not to raise expense cap levels for such funds from levels in effect at that time or scheduled to go into effect prior to the closing of the TIAA-CREF Transaction. The commitment would not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

Nuveen Investments	45

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

The Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the Fund’s principal underwriter and may receive compensation therefore from, among other things, sales charges, distribution fees and shareholder services fees (which included fees received pursuant to any 12b-1 plan). The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Fund’s portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from research provided by broker-dealers executing portfolio transactions on behalf of the Fund. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that any research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Fund and shareholders to the extent the research enhanced the ability of the Sub-Adviser to manage the Fund. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it had to acquire any such research services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

46	Nuveen Investments

Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of trustees of the Funds. The number of directors of the Funds is currently set at eleven. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustee:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine entities; Board Member of Med-America Health System, and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	196
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	196
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since 2012) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	196
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	196

Nuveen Investments	47

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	196
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	196
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	196
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; non-profit board member; former governance consultant; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	196
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	196

48	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Interested Trustee:
William Adams IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Senior Executive Vice President, Global Structured Products (since 2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); Executive Vice President of Nuveen Securities, LLC; President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	196
Thomas S. Schreier, Jr.(2) 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; Director of Allina Health and a Member of its Finance, Audit and Investment Committees, formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	196

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	197
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Senior Executive Vice President of Nuveen Investments, Inc.; Executive Vice President, Investment Services of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); Co-Chief Executive Officer (since 2015); previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Chartered Financial Analyst.	197
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	197

Nuveen Investments	49

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	197
Sherri A. Hlavacek 1962 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2015	Executive Vice President (since May 2015, formerly, Managing Director) and Controller of Nuveen Fund Advisors, LLC; Managing Director and Controller of Nuveen Commodities Asset Management, LLC; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Controller of Nuveen Asset Management, LLC; Executive Vice President, Principal Financial Officer (since July 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments, Inc.; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments Advisers Inc. and Nuveen Investments Holdings, Inc.; Managing Director, Chief Financial Officer and Corporate Controller of Nuveen Securities, LLC; Vice President, Controller and Treasurer of NWQ Investment Management Company, LLC; Vice President and Controller of Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Certified Public Accountant.	197
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	197
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC	197
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary, Nuveen Investments, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	197
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	197
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	197

50	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	108

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. Ms. Stringer will retire from the Board as of December 31, 2015. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	“Interested persons” of the Trust, as defined in the 1940 Act, by reason of their positions with Nuveen and certain of its subsidiaries.
(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	51

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates–Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed more than $220 billion as of September 30, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-INV5-0915P        12132-INV-Y-11/16

Mutual Funds

Nuveen Taxable Fixed Income Funds

Annual Report September 30, 2015

Share Class / Ticker Symbol
	Class A	Class C	Class I

Nuveen NWQ Flexible Income Fund	NWQAX	NWQCX	NWQIX

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Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

For better or for worse, the financial markets have spent the past year waiting for the U.S. Federal Reserve (Fed) to end its accommodative monetary policy. The policy has propped up stock and bond markets since the Great Recession, but the question remains: how will markets behave without its influence? This uncertainty has been a considerable source of volatility for stock and bond prices lately, despite the Fed carefully conveying its intention to raise rates slowly and only when the economy shows evidence of readiness.

There may be at least one rate hike before the end of 2015. After all, the U.S. has reached “full employment” by the Fed’s standards and growth has resumed – albeit unevenly. But the picture remains somewhat uncertain. Inflation has remained stubbornly low, most recently weighed down by an unexpectedly sharp decline in commodity prices since mid-2014. With the Fed poised to tighten and foreign central banks easing, the U.S. dollar has risen against other currencies, which has weighed on corporate earnings and further contributed to commodity price weakness. U.S. consumers have benefited from an improved labor market and lower prices at the gas pump, but the overall pace of economic expansion has been lackluster.

Nevertheless, the global recovery continues to be led by the United States. Policy makers around the world are deploying their available tools to try to bolster Europe and Japan’s fragile growth, and manage China’s slowdown. Contagion fears ebb and flow with the headlines about Greece and China. Greece reluctantly agreed to a third bailout package from the European Union in July and China’s central bank and government intervened aggressively to try to stem the sell-off in their stock prices. But persistent structural problems in these economies will continue to garner market attention.

Wall Street is fond of saying “markets don’t like uncertainty,” and asset prices are likely to continue to churn in the current macro environment. In times like these, you can look to a professional investment manager with the experience and discipline to maintain the proper perspective on short-term events. And if the daily headlines do concern you, I encourage you to reach out to your financial advisor. Your financial advisor can help you evaluate your investment strategies in light of current events, your time horizon and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

November 23, 2015

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen NWQ Flexible Income Fund

The Nuveen NWQ Flexible Income Fund features portfolio management by NWQ Investment Management Company, LLC (NWQ), an affiliate of Nuveen Investments, Inc. Thomas J. Ray, CFA, and Susi Budiman, CFA, are the portfolio managers. Effective January 6, 2015, Thomas Ray and Susi Budiman replaced Michael J. Carne, CFA, who is no longer with the firm.

Here they discuss U.S. economic and financial market conditions, key strategies and the performance of the Fund for the twelve-month reporting period ended September 30, 2015.

What factors affected the U.S. economy and domestic and global markets during the twelve-month reporting period ended September 30, 2015?

During this reporting period, the U.S. economy continued to expand at a moderate pace. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. At its October 2014 meeting, the Fed announced that it would end its bond-buying stimulus program as of November 1, 2014, after tapering its monthly asset purchases of mortgage-backed and longer-term Treasury securities from the original $85 billion per month to $15 billion per month over the course of seven consecutive meetings (December 2013 through September 2014). In making the announcement, the Fed cited substantial improvement in the labor market as well as sufficient underlying strength in the broader economy to support ongoing progress toward maximum employment in a context of price stability. The Fed also reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions. Additionally, the Fed stated that it would likely maintain the current target range for the fed funds rate for a considerable time, especially if projected inflation continued to run below the Fed’s 2% longer run goal. However, if economic data shows faster progress, the Fed indicated that it could raise the fed funds rate sooner than expected.

The Fed changed its language slightly in December, indicating it would be “patient” in normalizing monetary policy. This shift helped ease investors’ worries that the Fed might raise rates too soon. However, as employment data released early in 2015 continued to look strong, anticipation began building that the Fed could raise its main policy rate as soon as June. As widely expected, after its March meeting, the Fed eliminated “patient” from its statement, but also highlighted the policymakers’ less optimistic view of the economy’s overall health as well as downgraded their inflation projections. The Fed’s April meeting seemed to further signal that a June rate hike was off the table. While the Fed attributed the first quarter’s economic weakness to temporary factors, the meeting minutes from April revealed that many Committee members believed the economic data available in June would be insufficient to meet the Fed’s criteria for initiating a rate increase. The June meeting bore out that presumption and the Fed decided to keep the target rate near zero. But the Committee also continued to telegraph the likelihood of at least one rate increase in 2015, which many analysts forecasted for September. During the September 2015 meeting, the Fed decided to keep the federal funds rate near zero despite broad speculation that it would increase rates. The Committee said it will keep the rate near zero until the economy has seen further improvement toward reaching the Fed’s goals of maximum employment and inflation approaching 2%.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

This assessment will take into account a wide range of information, including measures of labor market conditions, indicators of inflation pressures and inflation expectations, and readings on financial and international developments. At the Fed’s October 2015 meeting (subsequent to the close of this reporting period), the Committee again held steady, while opening the door for a potential December rate hike.

The U.S. economy proved to be fairly resilient compared to other economies around the globe, boosted by an improving job market, declining gas prices and low mortgage rates. According to the government’s preliminary gross domestic product (GDP) estimate, the U.S. economy increased at a 1.5% annualized rate in the third quarter of 2015, as measured by GDP, compared with increases of 3.9% in the second quarter, 0.6% in the first quarter of 2015 and 2.2% in the fourth quarter 2014. The deceleration in real GDP in the third quarter primarily reflected a downturn in private inventory investment and decelerations in exports, in nonresidential fixed investment, in state and local government spending and in residential fixed investment that were partly offset by a deceleration in imports. The Consumer Price Index (CPI) decreased 0.2% essentially unchanged year-over-year as of September 2015. The core CPI (which excludes food and energy) increased 1.9% during the same period, below the Fed’s unofficial longer term inflation objective of 2.0%. As of September 2015, the U.S. unemployment rate was 5.1%, a figure that is also considered “full employment” by some Fed officials. The housing market continued to post consistent gains as of its most recent reading for August 2015. The average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 5.1% for the twelve months ended August 2015 (most recent data available at the time this report was prepared).

Meanwhile, a number of issues weighed on economies across the globe including geopolitical turmoil, weak growth overseas and sharply falling oil prices, which were caused by the faltering global economy and Organization of the Petroleum Exporting Countries (OPEC’s) refusal to cede market share. Falling oil prices propelled significant appreciation in the U.S. dollar, which hit a multi-year high versus a basket of other major currencies, supported by the confident Fed and weaker data coming out of Europe, Japan and China. In an effort to improve their economic growth, countries across the globe maintained extraordinarily accommodative monetary policies. The European Central Bank (ECB) launched a massive quantitative easing program via a government bond-buying program that pumped more than 1 trillion euros into the weak eurozone economy, while other central banks around the world enacted more than 30 policy easing actions during the first few months of 2015.

Later in the reporting period, political drama dominated the news including the escalating tensions over Greece’s debt issues and aggressive policy intervention by the Chinese government to deflate the country’s stock market bubble. In late June, Greece took front and center in world market headlines with defaults on its payments to the International Monetary Fund and threats of a potential exit from the European Monetary Union (EMU). By mid-July, Greece had agreed to austerity measures in return for more bailout funds. Meanwhile, after skyrocketing for nearly a year, China’s stock market suddenly shifted gears in June and embarked on a massive sell-off that quickly spilled over to the rest of the world. Investors pulled money out of Chinese stocks despite efforts by the country’s central bank to prop up the market by cutting interest rates to a record low. A number of factors helped fuel the sell-off, including weak Chinese economic data and falling commodity prices. By August 2015, oil prices had fallen to their lowest levels of the reporting period with prices for West Texas Intermediate (WTI) crude dipping below the $40/barrel level for a short time. Following the drop, the price of WTI crude oil edged up slightly and ended the reporting period around $45/barrel.

The environment during the reporting period proved to be challenging for the riskier areas of the bond market with corporate bonds, particularly in the high yield area, falling short of Treasuries and the broader bond market. The high yield segment was down nearly 3% as bonds from energy and commodity-related issuers exhibited significant volatility due to the sharp drop in oil prices and uncertainty about base commodity prices. The broader bond market, as measured by the Barclays U.S. Aggregate Bond Index, posted a return of 2.94% for the reporting period. Preferred securities performed well during the reporting period, though experiencing bouts of volatility. The BofA/Merrill Lynch Fixed Rate Preferred Securities Index, posted a twelve month return of 6.80%. The U.S. stock market sold off in October 2014, then surged back before experiencing a 10% correction in August 2015, its first in four years. Earlier in the reporting period, news of the widespread monetary policy moves at the beginning of 2015 were well received; however, toward the end of the reporting period, renewed fears over China and uncertainty about the Fed’s next move hit global markets, spurring the massive global sell-off. In the end, the S&P 500® Index ended the twelve-month reporting period down 0.61%.

6	Nuveen Investments

How did the Fund perform during the twelve-month reporting period ended September 30, 2015?

The table in the Fund Performance and Expense Ratios section of this report provides total return performance information for the one-year, five-year and since inception periods ended September 30, 2015. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). During the twelve-month reporting period, the Fund underperformed the Barclays U.S. Aggregate Bond Index, the BofA/Merrill Lynch Fixed Rate Preferred Securities Index, the BofA/Merrill Lynch U.S. 50% Corporate and 50% High Yield Index and the Lipper classification average. In January 2015, the Barclays U.S. Aggregate Bond Index became the Fund’s primary benchmark because it better reflects how the Fund is being managed. The new primary benchmark aligns better with the Fund’s allocation to fixed income securities while the secondary benchmarks provide a barometer of the Fund’s historical performance. A more detailed discussion of the Fund’s relative performance is provided later in this report.

What was the primary investment strategy for the Fund and how did this strategy affect the Fund’s performance for the twelve-month reporting period ended September 30, 2015?

The Fund seeks to provide current income and capital appreciation. The Fund invests at least 65% of its net assets in preferred and debt securities, including up to 10% in securities issued by master limited partnerships (MLPs). Debt securities in which the Fund invests include corporate debt securities, mortgage-backed securities, taxable municipal securities and U.S. Government and agency debt securities. The Fund may invest without limit in below investment grade securities, commonly referred to as high yield or junk bonds. The Fund will invest at least 25% of its assets in securities of companies principally engaged in financial services.

The Fund seeks to achieve its investment objectives by investing in undervalued securities with attractive investment characteristics. The Fund’s portfolio is actively managed by NWQ and has the flexibility to invest across the capital structure in any type of debt, preferred or equity securities offered by a particular company. The portfolio management team then evaluates all available investment choices within a selected company’s capital structure to determine the portfolio investment that may offer the most favorable risk-adjusted return potential. The Fund’s portfolio is constructed with an emphasis on maintaining a sustainable level of income and an overall analysis for downside protection characteristics.

Despite heightened market volatility, preferred securities performed exceptionally well. The BofA/Merrill Lynch Fixed Rate Preferred Securities Index returned 6.80% for the reporting period. Preferred prices benefited from the market’s demand for long duration and yield. The $25 par preferred market outperformed the $1,000 par preferred, due in large part to many high yield funds selling their holdings of $1,000 par bank and insurance preferreds, especially late in 2014, to raise cash and reduce risk. We remain an active participant in both the $25 and $1,000 par preferred markets and intend to take advantage of any dislocations when opportunities arise. There were some notable changes by asset class. Because many of our preferred holdings reached their target price, especially during the first quarter of 2015, we reduced the portfolio’s preferred weighting. Additionally, volatility and new issuance in the high yield space allowed the Fund to capitalize on attractive yield opportunities with good risk/reward characteristics. Unfortunately, during the latter half of the reporting period, the high yield market came under pressure and ended the reporting period down 3.57% as measured by the BofA/Merrill Lynch U.S. High Yield Master II Index. Our overall bond and equity holdings increased during the reporting period. We focused on equities with attractive dividend yields and valuations that can provide for upside with strong downside protection characteristics.

Security selection in the real estate and banking sectors positively contributed to performance, but could not offset our industrials sector holdings and our equity positions, which contributed to the Fund’s underperformance. Weakness in oil prices in the fourth quarter of 2014 was the primary detractor from the Fund’s performance. In response to the crude oil prices, as well as rising volatility in the energy space we made substantial changes to the Fund’s portfolio in an effort to dampen volatility and improve the quality of portfolio holdings while also adding yield. We accomplished this by selling preferred securities and buying senior debt. We believe the debt issues that the Fund holds have a more than sufficient equity and/or dividend cushion and that dividends may be slashed well before the debt is threatened. Nevertheless, energy-related securities performed poorly as oil prices declined given negative revisions of global oil demand, weaker macroeconomic news and a surging U.S. dollar. At the end of 2014, the Fund’s industrial holdings were predominately energy-related. Performance of those holdings lagged, including McDermott International Inc. second lien notes, as well as Key Energy Services Inc. and Linn Energy LLC Finance Corporation common stocks. While they contributed to the Fund’s underperformance, we have since eliminated many of these holdings as prices somewhat recovered.

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

Our equity holdings in Seagate Technology and GlaxoSmithKline PLC also detracted from performance. Seagate Technology designs, manufactures and markets hard disk drives for use in enterprise storage, servers, desktops, laptop computers, and other consumer electronic devices. It also has a growing solid state drive and storage systems portfolio. Recent weak demand within PC markets dragged the stock price lower as earnings were expected to be negatively affected by lower volumes. However, we believe negative sentiment has already been priced into the share price and the company has other catalysts, which include growth in the enterprise space, deferring operating expenditure plans and share buybacks to offset recent weak stock performance. GlaxoSmithKline dramatically revised earnings expectations and we believe earnings have reached an inflection point. As the company continues to reshape itself through a series of deals with Novartis and maintain a greater focus on respiratory, HIV, vaccines and consumer health, we anticipate earnings growth potential in the coming years.

Several positions contributed to performance including our real estate investment trust (REIT) holdings. Hannon Armstrong Sustainable Infrastructure Capital Inc. is a REIT which provides debt and equity financing to the energy efficiency and renewable energy markets. The company focuses on providing preferred or senior level capital to established sponsors and high credit quality obligors for assets that generate long-term, recurring and predictable cash flows. Hannon has a strong origination pipeline with higher asset yields. The company also forecasted 15-16% growth in 2015 through 2016. Also contributing to performance was New Residential Investment Corp., another REIT that focuses on opportunistically investing in and actively managing, investments primarily related to residential real estate. During the reporting period, New Residential Investment Corp. acquired Home Loan Servicing Solutions (HLSS) which we believe will add to the company’s earnings per share. Lastly, another top performer during the reporting period was our position in Phillips 66 common stock. The company is a Texas-based energy manufacturing and logistics company that owns stakes in 14 refineries in the U.S., U.K, Ireland and Germany, with 2.1 million barrels per day of crude oil capacity. Despite the recent gains, there are concerns that the company is entering a heavier spending phase, which would reduce its distribution yield during 2015-2016. However, we believe transformational growth will likely unfold as opportunities are capitalized on their other businesses as the company redeploys the cash flow from its refining business to diversify earnings toward these higher multiple businesses. Additionally, Phillips 66 offers exposure to the West Texas Intermediate (WTI) Brent crude oil spread but without the same level of volatility that characterizes pure play peers.

Also during the reporting period, the Fund wrote covered call options on individual stocks to enhance returns while foregoing some upside potential. Overall, these covered call options had a small negative impact on performance during a volatile period in equity markets.

8	Nuveen Investments

Risk Considerations

and Dividend Information

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt and fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Preferred securities are subordinate to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk and adverse economic developments. Concentration in the financial services sector may involve greater exposure to adverse economic or regulatory occurrences. Equity investments such as those held by the Fund, are subject to market risk, common stock risk, covered call risk, short sale risk and derivatives risk.

Dividend Information

The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends consisting only of net investment income at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders.

As of September 30, 2015, the Fund had a positive UNII balance for tax purposes and a positive UNII balance for financial reporting purposes.

All monthly dividends paid by the Fund during the current reporting period, were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of the Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

Nuveen Investments	9

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10	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for the Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect an agreement by the investment adviser to waive certain fees and/or reimburse expenses during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Fund’s most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	11

Fund Performance and Expense Ratios (continued)

Nuveen NWQ Flexible Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of September 30, 2015

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	(1.94)%	6.50%	8.53%
Class A Shares at maximum Offering Price	(6.60)%	5.47%	7.63%
Barclays U.S. Aggregate Bond Index*	2.94%	3.10%	3.82%
BofA/Merrill Lynch Fixed Rate Preferred Securities Index*	6.80%	6.42%	8.23%
BofA/Merrill Lynch U.S. 50% Corporate and 50% High Yield Index	(1.08)%	5.17%	6.56%
Lipper Flexible Income Funds Classification Average	0.76%	5.49%	7.51%

Class C Shares	(2.70)%	5.71%	7.72%
Class I Shares	(1.74)%	6.78%	8.81%

Since inception returns are from 12/9/09. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	1.49%	2.24%	1.25%
Net Expense Ratios	1.01%	1.76%	0.76%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through September 30, 2016, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.75% (1.25% after September 30, 2016) of the average daily net assets of any class of Fund shares. The expense limitation expiring September 30, 2016, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Effective January 31, 2015, the Fund’s primary benchmark was changed from the BofA/Merrill Lynch Fixed Rate Preferred Securities Index to the Barclays U.S. Aggregate Bond Index.

12	Nuveen Investments

Growth of an Assumed $10,000 Investment as of September 30, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	13

Yields as of September 30, 2015

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of the Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offering price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. Refer to the Fund Performance and Expense Ratios page for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen NWQ Flexible Income Fund

	Share Class
	Class A1	Class C	Class I
Dividend Yield	5.22%	4.67%	5.74%
SEC 30-Day Yield-Subsidized	5.26%	4.74%	5.78%
SEC 30-Day Yield-Unsubsidized	5.13%	4.36%	5.39%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

14	Nuveen Investments

Holding

Summaries as of September 30, 2015

This data relates to the securities held in the Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen NWQ Flexible Income Fund

Fund Allocation

(% of net assets)

Common Stocks	20.2%
Convertible Preferred Securities	1.9%
Preferred Stocks	0.3%
$25 Par (or similar) Retail Preferred	31.6%
Corporate Bonds	35.2%
$1,000 Par (or similar) Institutional Preferred	5.9%
Repurchase Agreements	6.5%
Other Assets Less Liabilities	(1.6)%
Net Assets	100%

Top Five Issuers

(% of net assets)

Frontier Communications Corporation	3.8%
Gilead Sciences, Inc.	2.5%
Seagate Technology	2.0%
CHS Inc.	2.0%
GFL Environmental Corporation	1.5%

Portfolio Composition

(% of net assets)

Real Estate Investment Trust	13.8%
Capital Markets	8.4%
Banks	7.1%
Diversified Telecommunication Services	6.4%
Insurance	5.9%
Pharmaceuticals	5.1%
Technology Hardware, Storage & Peripherals	4.0%
Media	3.5%
Food Products	3.4%
Biotechnology	3.4%
Chemicals	3.1%
Consumer Finance	2.7%
Commercial Services & Supplies	2.5%
Machinery	2.4%
Real Estate Management & Development	2.2%
Diversified Consumer Services	1.9%
Other	19.3%
Repurchase Agreements	6.5%
Other Assets Less Liabilities	(1.6)%
Net Assets	100%

Portfolio Credit Quality

(% of total fixed income investments)

A	1.3%
BBB	13.3%
BB or Lower	57.6%
N/R (not rated)	27.4%
N/A (not applicable)	0.4%
Total	100%

Nuveen Investments	15

Expense

Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended September 30, 2015.

The beginning of the period is April 1, 2015.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen NWQ Flexible Income Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$966.00	$962.10	$966.80
Expenses Incurred During the Period	$4.73	$8.41	$3.50
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.26	$1,016.50	$1,021.51
Expenses Incurred During the Period	$4.86	$8.64	$3.60

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.96%, 1.71% and 0.71% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

16	Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust V:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen NWQ Flexible Income Fund (one of the funds comprising Nuveen Investment Trust V) (the “Fund”) as of September 30, 2015, and the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for each of the years in the two-year period then ended. The financial highlights for the periods presented through September 30, 2013 were audited by other auditors whose report dated November 26, 2013 expressed an unqualified opinion on those financial highlights. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2015, the results of its operations for the year then ended and the changes in its net assets and financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

November 25, 2015

Nuveen Investments	17

Nuveen NWQ Flexible Income Fund

Portfolio of Investments	September 30, 2015

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 95.1%

	COMMON STOCKS – 20.2%

	Air Freight & Logistics – 1.5%

22,900	United Parcel Service, Inc., Class B	$2,260,001

	Automobiles – 0.9%

104,900	Ford Motor Company, (2)	1,423,493

	Biotechnology – 2.5%

37,800	Gilead Sciences, Inc.	3,711,582

	Capital Markets – 1.9%

75,884	Ares Capital Corporation	1,098,800

108,200	Hercules Technology Growth Capital, Inc.	1,093,902

36,201	TPG Specialty Lending, Inc.	594,782
	Total Capital Markets	2,787,484

	Chemicals – 0.4%

69,100	CVR Partners LP	646,085

	Diversified Consumer Services – 1.0%

52,925	Stonemor Partners LP	1,443,794

	Insurance – 1.0%

45,600	Unum Group	1,462,848

	Media – 0.8%

51,054	National CineMedia, Inc., (2)	685,145

11,100	Viacom Inc., Class B, (2)	478,965
	Total Media	1,164,110

	Oil, Gas & Consumable Fuels – 0.8%

16,400	Phillips 66	1,260,176

	Pharmaceuticals – 3.9%

68,700	AstraZeneca PLC	2,186,034

58,900	GlaxoSmithKline PLC, (2)	2,264,705

46,400	Pfizer Inc., (2)	1,457,424
	Total Pharmaceuticals	5,908,163

	Real Estate Investment Trust – 2.2%

112,800	National Storage Affiliates Trust	1,528,440

81,262	New Residential Investment	1,064,532

40,600	Paramount Group Inc.	682,080
	Total Real Estate Investment Trust	3,275,052

18	Nuveen Investments

Shares	Description (1)			Value

	Technology Hardware, Storage & Peripherals – 2.0%

51,500	NetApp, Inc., (2)			$1,524,400

34,100	Seagate Technology, (2)			1,527,680
	Total Technology Hardware, Storage & Peripherals			3,052,080

	Tobacco – 1.3%

84,656	Vector Group Ltd.			1,914,078
	Total Common Stocks (cost $32,002,229)			30,308,946

Shares	Description (1)	Coupon	Ratings (3)	Value

	CONVERTIBLE PREFERRED SECURITIES – 1.9%

	Diversified Telecommunication Services – 1.9%

30,900	Frontier Communications Corporation	11.125%	N/R	$2,878,335
	Total Convertible Preferred Securities (cost $3,106,690)			2,878,335

Shares	Description (1)	Coupon	Ratings (3)	Value

	PREFERRED STOCKS – 0.3%

	Real Estate Investment Trust – 0.3%

18,600	Penn Real Estate Investment Trust	7.375%	N/A	$471,510
	Total Preferred Stocks (cost $469,882)			471,510

Shares	Description (1)	Coupon	Ratings (3)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 31.6%

	Asset-Backed Securities – 0.6%

11,700	Oxford Lane Capital Corporation	8.125%	N/R	$294,255

27,408	Oxford Lane Capital Corporation	7.500%	N/R	660,533
	Total Asset-Backed Securities			954,788

	Banks – 3.2%

27,963	Boston Private Financial Holdings Inc.	6.950%	N/R	710,819

18,200	Citigroup Inc.	6.875%	BB+	485,394

24,760	Cowen Group, Inc.	8.250%	N/R	646,484

19,278	FNB Corporation	7.250%	Ba2	561,568

90,990	RBS Capital Trust	6.080%	BB–	2,224,706

9,486	Regions Financial Corporation	6.375%	BB	246,921
	Total Banks			4,875,892

	Capital Markets – 6.2%

21,311	Apollo Investment Corporation	6.875%	BBB	540,234

31,830	Capitala Finance Corporation	7.125%	N/R	803,708

30,100	Charles Schwab Corporation	6.000%	BBB	757,617

20,293	Fifth Street Finance Corporation	6.125%	BBB–	504,078

38,125	Hercules Technology Growth Capital Incorporated	6.250%	N/R	956,556

13,900	JMP Group Inc.	7.250%	N/R	348,473

Nuveen Investments	19

Nuveen NWQ Flexible Income Fund (continued)

Portfolio of Investments	September 30, 2015

Shares	Description (1)	Coupon	Ratings (3)	Value

	Capital Markets (continued)

62,581	Ladenburg Thalmann Financial Services Inc.	8.000%	N/R	$1,455,008

54,832	Morgan Stanley	7.125%	Ba1	1,505,138

28,409	MVC Capital Incorporated	7.250%	N/R	670,168

30,209	Solar Capital Limited	6.750%	BBB–	699,036

22,735	THL Credit Inc.	6.750%	N/R	577,469

20,967	Triangle Capital Corporation	6.375%	N/R	524,594
	Total Capital Markets			9,342,079

	Consumer Finance – 0.7%

17,950	Capital One Financial Corporation	6.700%	Baa3	475,675

13,760	SLM Corporation, Series A	6.970%	B1	608,192
	Total Consumer Finance			1,083,867

	Diversified Financial Services – 1.1%

17,975	KKR Financial Holdings LLC	7.375%	BBB	470,406

26,590	Main Street Capital Corporation	6.125%	N/R	674,057

18,950	PennantPark Investment Corporation	6.250%	BBB–	472,992
	Total Diversified Financial Services			1,617,455

	Electric Utilities – 0.4%

24,025	Entergy Arkansas Inc., (5)	6.450%	BB+	603,628

	Food Products – 2.0%

51,167	CHS Inc.	7.100%	N/R	1,358,996

63,475	CHS Inc.	6.750%	N/R	1,644,637
	Total Food Products			3,003,633

	Insurance – 4.2%

58,622	Argo Group US Inc.	6.500%	BBB–	1,474,343

13,430	Hanover Insurance Group	6.350%	BB+	338,436

54,573	Kemper Corporation	7.375%	Ba1	1,436,361

30,666	Maiden Holdings NA Limited	8.000%	BBB–	809,582

24,850	Maiden Holdings NA Limited	7.750%	BBB–	669,708

63,000	National General Holding Company	7.625%	N/R	1,475,458

3,400	National General Holding Company	7.500%	N/R	84,830
	Total Insurance			6,288,718

	Oil, Gas & Consumable Fuels – 0.7%

24,810	Scorpio Tankers Inc.	7.500%	N/R	607,845

21,285	Scorpio Tankers Inc.	6.750%	N/R	468,909
	Total Oil, Gas & Consumable Fuels			1,076,754

	Real Estate Investment Trust – 9.1%

18,120	AG Mortgage Investment Trust	8.250%	N/R	410,599

10,976	AG Mortgage Investment Trust	8.000%	N/R	250,363

15,767	Apollo Commercial Real Estate Finance	8.625%	N/R	397,486

20	Nuveen Investments

Shares	Description (1)	Coupon		Ratings (3)	Value

	Real Estate Investment Trust (continued)

19,556	Apollo Residential Mortgage Inc.	8.000%		N/R	$442,748

29,051	Arbor Realty Trust Incorporated	7.375%		N/R	690,252

12,329	Ashford Hospitality Trust Inc.	9.000%		N/R	316,979

19,001	Cedar Shopping Centers Inc., Series A	7.250%		N/R	459,064

10,814	Chesapeake Lodging Trust	7.750%		N/R	281,164

25,405	Colony Financial Inc.	8.500%		N/R	649,098

11,814	Colony Financial Inc.	7.500%		N/R	292,160

26,636	Coresite Realty Corporation	7.250%		N/R	681,882

23,743	Digital Realty Trust Inc.	7.375%		Baa3	633,701

19,474	Dupont Fabros Technology	7.875%		Ba2	487,239

17,970	Inland Real Estate Corporation	6.950%		N/R	450,149

26,608	Invesco Mortgage Capital Inc.	7.750%		N/R	612,250

21,301	MFA Financial Inc.	8.000%		N/R	543,389

9,188	MFA Financial Inc.	7.500%		N/R	225,106

10,653	Northstar Realty Finance Corporation	8.875%		N/R	259,081

22,848	Northstar Realty Finance Corporation	8.750%		N/R	553,607

9,032	Penn Real Estate Investment Trust	8.250%		N/R	236,187

24,613	Rait Financial Trust	7.625%		N/R	523,026

27,625	Rait Financial Trust	7.125%		N/R	602,501

33,470	Resource Capital Corporation	8.625%		N/R	616,517

26,151	Retail Properties of America	7.000%		BB	669,466

11,797	STAG Industrial Inc.	6.625%		BB+	286,077

13,953	Summit Hotel Properties Inc.	7.875%		N/R	362,778

13,202	Urstadt Biddle Properties	7.125%		N/R	344,572

54,358	VEREIT, Inc.	6.700%		N/R	1,315,463
	Total Real Estate Investment Trust				13,592,904

	Real Estate Management & Development – 0.4%

23,843	Kennedy–Wilson Inc.	7.750%		BB–	600,844

	Specialty Retail – 1.5%

88,230	TravelCenters of America LLC	8.000%		N/R	2,232,219

	Wireless Telecommunication Services – 1.5%

88,135	United States Cellular Corporation	7.250%		Ba1	2,229,816
	Total $25 Par (or similar) Retail Preferred (cost $47,670,659)				47,502,597

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 35.2%

	Aerospace & Defense – 0.6%

$1,105	Bombardier Inc., 144A	7.500%	3/15/25	B	$828,750

Nuveen Investments	21

Nuveen NWQ Flexible Income Fund (continued)

Portfolio of Investments	September 30, 2015

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Banks – 1.0%

$950	Citigroup Inc.	5.950%	12/31/49	BB+	$895,375

550	JPMorgan Chase & Company	6.750%	12/31/49	BBB–	572,688
1,500	Total Banks				1,468,063

	Beverages – 1.1%

1,225	Cott Beverages Inc.	6.750%	1/01/20	B–	1,258,688

325	Cott Beverages Inc.	5.375%	7/01/22	B–	314,841
1,550	Total Beverages				1,573,529

	Biotechnology – 0.9%

1,475	AMAG Pharmaceuticals Inc., 144A	7.875%	9/01/23	B+	1,412,313

	Capital Markets – 0.3%

450	BGC Partners Inc.	5.375%	12/09/19	BBB–	463,500

	Chemicals – 2.7%

1,503	A Schulman Inc., 144A	6.875%	6/01/23	B+	1,416,578

1,300	Trinseo Materials Operating, 144A	6.750%	5/01/22	B–	1,248,000

1,475	Univar Inc., 144A	6.750%	7/15/23	B	1,368,063
4,278	Total Chemicals				4,032,641

	Commercial Services & Supplies – 2.5%

2,270	GFL Environmental Corporation, 144A	7.875%	4/01/20	B	2,323,911

900	R.R. Donnelley & Sons Company	6.500%	11/15/23	BB–	846,000

675	R.R. Donnelley & Sons Company	6.000%	4/01/24	BB–	621,000
3,845	Total Commercial Services & Supplies				3,790,911

	Consumer Finance – 1.1%

1,100	Navient Corporation	8.000%	3/25/20	BB	1,053,250

850	SLM Corporation	5.625%	8/01/33	BB	550,375
1,950	Total Consumer Finance				1,603,625

	Diversified Consumer Services – 0.9%

1,500	Gibson Brands Inc., 144A	8.875%	8/01/18	B–	1,323,750

	Diversified Telecommunication Services – 4.5%

2,275	CenturyLink Inc.	7.650%	3/15/42	BB+	1,740,375

1,625	Frontier Communications Corporation, 144A	11.000%	9/15/25	BB	1,572,188

1,430	Frontier Communications Corporation	7.625%	4/15/24	BB	1,194,050

1,375	GCI Inc.	6.875%	4/15/25	BB–	1,381,875

871	US West Communications Company	6.875%	9/15/33	BBB–	840,921
7,576	Total Diversified Telecommunication Services				6,729,409

	Electric Utilities – 0.4%

685	Talent Energy Supply LLC, 144A	6.500%	6/01/25	Ba3	589,100

22	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Food & Staples Retailing – 1.1%

$1,705	Rite Aid Corporation, 144A	6.125%	4/01/23	B	$1,692,213

	Health Care Providers & Services – 0.9%

1,395	Kindred Healthcare Inc.	6.375%	4/15/22	B2	1,384,538

	Household Products – 1.1%

1,700	Energizer SpinCo Inc., 144A	5.500%	6/15/25	BB	1,655,375

	Independent Power & Renewable Electricity Producers – 0.9%

1,475	NRG Energy Inc.	6.250%	5/01/24	BB–	1,301,688

	Machinery – 2.4%

830	Accuride Corporation	9.500%	8/01/18	B–	834,150

1,300	Automation Tooling Systems, Inc., 144A	6.500%	6/15/23	B+	1,303,250

1,465	Terex Corporation	6.000%	5/15/21	BB	1,417,388
3,595	Total Machinery				3,554,788

	Marine – 0.2%

325	Teekay Offshore Partners LP/Teekay Offshore Finance Corporation	6.000%	7/30/19	N/R	237,250

	Media – 2.7%

2,125	Altice S.A, 144A	7.625%	2/15/25	B	1,876,641

2,615	Dish DBS Corporation	5.875%	11/15/24	BB–	2,221,116
4,740	Total Media				4,097,757

	Metals & Mining – 1.3%

125	ArcelorMittal	6.125%	6/01/25	Ba1	101,250

1,425	ArcelorMittal	7.750%	10/15/39	Ba1	1,161,373

875	Southern Copper Corporation	5.875%	4/23/45	BBB+	710,369
2,425	Total Metals & Mining				1,972,992

	Pharmaceuticals – 1.2%

1,475	Concordia Healthcare Corporation, 144A	7.000%	4/15/23	CCC+	1,290,625

600	VRX Escrow Corp., 144A	6.125%	4/15/25	B1	571,500
2,075	Total Pharmaceuticals				1,862,125

	Real Estate Investment Trust – 2.2%

1,450	Communications Sales & Leasing Inc.	8.250%	10/15/23	BB	1,239,748

1,450	Iron Mountain Inc.	6.000%	8/15/23	Ba3	1,450,000

675	Select Income REIT	4.500%	2/01/25	Baa2	649,204
3,575	Total Real Estate Investment Trust				3,338,952

	Real Estate Management & Development – 1.8%

1,200	Forestar USA Real Estate Group Inc., 144A	8.500%	6/01/22	B+	1,242,000

1,126	Greystar Real Estate Partners, LLC, 144A	8.250%	12/01/22	B+	1,176,670

350	Kennedy-Wilson Holdings Incorporated	5.875%	4/01/24	BB–	342,125
2,676	Total Real Estate Management & Development				2,760,795

Nuveen Investments	23

Nuveen NWQ Flexible Income Fund (continued)

Portfolio of Investments	September 30, 2015

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Semiconductors & Semiconductor Equipment – 1.4%

$2,400	Micron Technology, Inc., 144A	5.625%	1/15/26	BB	$2,160,000

	Technology Hardware, Storage & Peripherals – 2.0%

1,500	HP Enterprise Company, 144A, (WI/DD)	6.350%	10/15/45	A–	1,498,979

1,600	Seagate HDD Cayman, 144A, (2)	4.875%	6/01/27	BBB–	1,488,256
3,100	Total Technology Hardware, Storage & Peripherals				2,987,235
$57,100	Total Corporate Bonds (cost $56,540,762)				52,821,299

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (3)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 5.9%

	Banks – 2.9%

925	Citigroup Inc.	5.800%	N/A (4)	BB+	$910,431

925	Wells Fargo & Company	5.875%	N/A (4)	BBB	946,969

1,625	Bank of America Corporation	6.500%	N/A (4)	BB+	1,657,500

825	Zions Bancorporation	7.200%	N/A (4)	BB–	881,719
	Total Banks				4,396,619

	Consumer Finance – 0.9%

538	Ally Financial Inc., 144A	7.000%	N/A (4)	B	539,698

750	Capital One Financial Corporation	5.550%	N/A (4)	Baa3	740,625
	Total Consumer Finance				1,280,323

	Food Products – 1.4%

2,105	Land O’ Lakes Incorporated, 144A	8.000%	N/A (4)	BB	2,152,363

	Insurance – 0.7%

900	Liberty Mutual Group, 144A	7.800%	3/15/37	Baa3	1,046,249
	Total $1,000 Par (or similar) Institutional Preferred (cost $8,782,645)				8,875,554
	Total Long-Term Investments (cost $148,572,867)				142,858,241

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 6.5%

	REPURCHASE AGREEMENTS – 6.5%

$9,770	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/15, repurchase price $9,769,731, collateralized by $10,005,000 U.S. Treasury Notes, 1.750%, due 5/15/23, value $9,967,481	0.000%	10/01/15		$9,769,731
	Total Short-Term Investments (cost $9,769,731)				9,769,731
	Total Investments (cost $158,342,598) – 101.6%				152,627,972
	Other Assets Less Liabilities – (1.6)% (6)				(2,412,720)
	Net Assets – 100%				$150,215,252

24	Nuveen Investments

Investments in Derivatives as of September 30, 2015

Options written outstanding:

Number of Contracts	Description	Notional Amount (7)	Expiration Date	Strike Price	Value

(65)	CVR Partners LP	$(81,250)	2/19/16	$12.50	$(975)

(1,049)	Ford Motor Company	(1,468,600)	11/20/15	14.0	(45,107)

(172)	GlaxoSmithKline PLC	(756,800)	11/20/15	44.0	(2,580)

(7)	National CineMedia Inc.	(12,250)	12/18/15	17.5	(70)

(515)	NetApp Inc.	(1,699,500)	12/18/15	33.0	(31,672)

(464)	Pfizer Inc.	(1,577,600)	12/18/15	34.0	(22,272)

(95)	Phillips 66	(807,500)	11/20/15	85.0	(7,838)

(341)	Seagate Technology	(1,602,700)	12/18/15	47.0	(63,938)

(111)	Viacom Inc., Class B	(555,000)	12/18/15	50.0	(11,100)
(2,819)	Total Options written (premiums received $229,464)	$(8,561,200)			$(185,552)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investment in derivatives.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Perpetual security. Maturity date is not applicable.

(5)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(6)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at broker and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(7)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

N/A	Not applicable

REIT	Real Estate Investment Trust

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

Nuveen Investments	25

Statement of

Assets and Liabilities	September 30, 2015

Assets
Long-term investments, at value (cost $148,572,867)	$142,858,241
Short-term investments, at value (cost approximates value)	9,769,731
Receivable for:
Dividends	288,335
Interest	1,327,645
Investments sold	713,843
Reclaims	534
Shares sold	877,776
Other assets	30,524
Total assets	155,866,629
Liabilities
Cash overdraft	529,040
Options written, at value (premiums received $229,464)	185,552
Payable for:
Dividends	21,769
Investments purchased	4,407,551
Shares redeemed	321,099
Accrued expenses:
Management fees	41,105
Trustees fees	736
12b-1 distribution and service fees	25,657
Other	118,868
Total liabilities	5,651,377
Net assets	$150,215,252
Class A Shares
Net assets	$55,179,576
Shares outstanding	2,696,285
Net asset value (“NAV”) per share	$20.47
Offering price per share (NAV per share plus maximum sales charge of 4.75% of offering price)	$21.49
Class C Shares
Net assets	$17,703,851
Shares outstanding	866,566
NAV and offering price per share	$20.43
Class I Shares
Net assets	$77,331,825
Shares outstanding	3,773,364
NAV and offering price per share	$20.49
Net assets consist of:
Capital paid-in	$160,566,619
Undistrubuted (Over-distribution of) net investment income	350,861
Accumulated net realized gain (loss)	(5,031,514)
Net unrealized appreciation (depreciation)	(5,670,714)
Net assets	$150,215,252
Authorized shares – per class	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

26	Nuveen Investments

Statement of

Operations	Year Ended September 30, 2015

Investment Income
Dividends (net of tax withheld of $180)	$4,975,305
Interest	2,488,627
Total investment income	7,463,932
Expenses
Management fees	868,101
12b-1 service fees – Class A Shares	138,691
12b-1 distribution and service fees – Class C Shares	120,305
Shareholder servicing agent fees	172,850
Custodian fees	52,961
Trustees fees	4,560
Professional fees	34,078
Shareholder reporting expenses	72,553
Federal and state registration fees	68,555
Other	8,909
Total expenses before fee waiver/expense reimbursement	1,541,563
Fee waiver/expense reimbursement	(413,711)
Net expenses	1,127,852
Net investment income (loss)	6,336,080
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(5,455,059)
Options written	358,090
Securities sold short	2,497
Change in net unrealized appreciation (depreciation) of:
Investments	(5,449,780)
Options written	43,912
Net realized and unrealized gain (loss)	(10,500,340)
Net increase (decrease) in net assets from operations	$(4,164,260)

See accompanying notes to financial statements.

Nuveen Investments	27

Statement of

Changes in Net Assets

	Year Ended 9/30/15	Year Ended 9/30/14
Operations
Net investment income (loss)	$6,336,080	$3,219,577
Net realized gain (loss) from:
Investments	(5,455,059)	119,232
Options written	358,090	3,131
Securities sold short	2,497	—
Change in net unrealized appreciation (depreciation) of:
Investments	(5,449,780)	1,736,868
Options written	43,912	—
Net increase (decrease) in net assets from operations	(4,164,260)	5,078,808
Distributions to Shareholders
From net investment income:
Class A Shares	(2,819,336)	(1,672,233)
Class C Shares	(522,569)	(214,778)
Class I Shares	(2,903,776)	(971,107)
Decrease in net assets from distributions to shareholders	(6,245,681)	(2,858,118)
Fund Share Transactions
Proceeds from sale of shares	126,247,181	77,786,964
Proceeds from shares issued to shareholders due to reinvestment of distributions	6,116,379	2,693,790
	132,363,560	80,480,754
Cost of shares redeemed	(77,442,211)	(16,441,248)
Net increase (decrease) in net assets from Fund share transactions	54,921,349	64,039,506
Net increase (decrease) in net assets	44,511,408	66,260,196
Net assets at the beginning of period	105,703,844	39,443,648
Net assets at the end of period	$150,215,252	$105,703,844
Undistributed (Over-distribution of) net investment income at the end of period	$350,861	$277,046

See accompanying notes to financial statements.

28	Nuveen Investments

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Nuveen Investments	29

Financial

Highlights

Selected data for a share outstanding throughout the period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/09)
2015	$21.97	$1.10	$(1.50)	$(0.40)	$(1.10)	$—	$(1.10)	$20.47
2014	20.70	1.23	1.13	2.36	(1.09)	—	(1.09)	21.97
2013	22.41	1.14	(0.85)	0.29	(1.18)	(0.82)	(2.00)	20.70
2012	21.22	1.21	2.56	3.77	(1.21)	(1.37)	(2.58)	22.41
2011	22.59	1.22	(0.37)	0.85	(1.43)	(0.79)	(2.22)	21.22
Class C (12/09)
2015	21.93	0.93	(1.49)	(0.56)	(0.94)	—	(0.94)	20.43
2014	20.66	1.05	1.15	2.20	(0.93)	—	(0.93)	21.93
2013	22.37	0.98	(0.86)	0.12	(1.01)	(0.82)	(1.83)	20.66
2012	21.19	1.05	2.55	3.60	(1.05)	(1.37)	(2.42)	22.37
2011	22.55	1.06	(0.37)	0.69	(1.26)	(0.79)	(2.05)	21.19
Class I (12/09)
2015	22.00	1.19	(1.54)	(0.35)	(1.16)	—	(1.16)	20.49
2014	20.72	1.26	1.17	2.43	(1.15)	—	(1.15)	22.00
2013	22.42	1.24	(0.88)	0.36	(1.24)	(0.82)	(2.06)	20.72
2012	21.23	1.28	2.55	3.83	(1.27)	(1.37)	(2.64)	22.42
2011	22.60	1.28	(0.37)	0.91	(1.49)	(0.79)	(2.28)	21.23

30	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(1.94)%	$55,180	1.29%	4.77%	0.96%	5.10%	125%
11.64	78,394	1.45	5.20	0.97	5.69	80
1.21	17,635	1.92	4.47	0.97	5.42	47
19.24	560	4.52	2.07	0.97	5.62	85
3.78	531	2.78	3.70	0.98	5.51	76

(2.70)	17,704	2.06	4.01	1.71	4.35	125
10.82	6,732	2.20	4.38	1.72	4.87	80
0.45	4,555	2.79	3.56	1.72	4.63	47
18.32	559	5.27	1.32	1.72	4.87	85
3.05	530	3.53	2.95	1.73	4.76	76

(1.74)	77,332	1.07	5.16	0.71	5.51	125
11.95	20,578	1.21	5.35	0.72	5.84	80
1.53	17,254	1.64	5.00	0.72	5.92	47
19.53	1,130	3.59	3.08	0.72	5.94	85
4.05	531	2.53	3.95	0.73	5.76	76

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Nuveen Investments	31

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust V (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen NWQ Flexible Income Fund (the “Fund”), as a diversified fund, among others. The Trust was organized as a Massachusetts business trust on September 27, 2006.

The end of the reporting period for the Fund is September 30, 2015, and the period covered by these Notes to Financial Statements is the fiscal year ended September 30, 2015 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for the Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with NWQ Investment Management Company, LLC (“NWQ”), an affiliate of Nuveen, under which NWQ manages the investment portfolio of the Fund.

Investment Objective and Principal Investment Strategies

The Fund seeks to provide current income and capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in income producing securities. The Fund invests at least 65% of its net assets in preferred and debt securities. Debt securities in which the Fund invests include corporate debt securities, mortgage-backed securities, taxable municipal securities and U.S. Government and agency debt securities. Preferred securities generally pay fixed or adjustable rate distributions to investors and have preference over common stock in the payment of distributions and the liquidation of a company’s assets, but are junior to most other forms of the company’s debt, including both senior and subordinated debt. The Fund will invest at least 25% of its assets in securities of companies principally engaged in financial services. The Fund may invest without limit in below-investment-grade securities, commonly referred to as “high yield” or “junk” bonds. The Fund may invest up to 35% of its net assets in equity securities other than preferred securities, including common stocks, convertible securities, depositary receipts and other types of securities with equity characteristics. The Fund may write covered call options on equity securities to generate additional income. In addition, to manage market risk and credit risk in its portfolio, the Fund may make short sales of equity securities and may enter into credit default swap agreements. The Fund’s short sales may equal up to 10% of the value of the Fund’s net assets. The Fund may use all or a portion of the proceeds of its short sales to purchase additional portfolio securities. The Fund’s investments may include debt securities, preferred units and common units issued by master limited partnerships (“MLPs”), provided that the Fund may not invest more than 10% of its net assets in common units of MLPs. The Fund may invest up to 50% of its net assets in dollar-denominated securities issued by non-U.S. companies.

The Fund’s most recent prospectus provides further description of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	$1,498,980

32	Nuveen Investments

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Nuveen Investments	33

Notes to Financial Statements (continued)

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by a pricing service approved by the Fund’s Board of Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

The value of exchange-traded options are based on the mean of the closing bid and ask prices and are generally classified as Level 1. Options traded in the over-the-counter (“OTC”) market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

34	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Common Stocks	$30,308,946	$—		$—	$30,308,946
Convertible Preferred Securities	2,878,335	—		—	2,878,335
Preferred Stocks	471,510	—		—	471,510
$25 Par (or similar) Retail Preferred	46,898,969	603,628	**	—	47,502,597
Corporate Bonds	—	52,821,299		—	52,821,299
$1,000 Par (or similar) Institutional Preferred	—	8,875,554		—	8,875,554
Short-Term Investments:
Repurchase Agreements	—	9,769,731		—	9,769,731
Investments in Derivatives:
Options Written	(185,552)	—		—	(185,552)
Total	$80,372,208	$72,070,212		$—	$152,442,420
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for breakdown of securities classified as Level 2.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged To (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$9,769,731	$(9,769,731)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Nuveen Investments	35

Notes to Financial Statements (continued)

Short Sale Transactions

During the current fiscal period, the Fund made short sale transactions in equity securities as part of its overall investment strategy. When the Fund sells a security short, it borrows the security from a third party and segregate assets as collateral to secure its obligation to return the security to the lender either upon closing out the short position or upon demand from the lender. Proceeds from short selling may be used to finance the purchase of additional securities for the Fund’s long portfolio. The amount of collateral required to be pledged to borrow a security is determined by reference to the market value of the security borrowed. The value of the collateral required to be pledged as of the end of the reporting period is disclosed in the Fund’s Portfolio of Investments.

The Fund is obligated to pay the party from whom the securities were borrowed dividends declared on the stock by the issuer and such amounts are recognized as “Dividends expense on securities sold short” on the Statement of Operations, if any. Short sales are valued daily, and the corresponding unrealized gains and losses are recognized as “Change in net unrealized appreciation (depreciation) of securities sold short” on the Statement of Operations. Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amounts shown on the Statement of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Fund’s losses on short sales are potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Fund will realize a gain if the price of the security declines between those dates. Gains and losses from securities sold short are recognized as “Net realized gain (loss) from securities sold short” on the Statement of Operations.

As of September 30, 2015, the Fund did not have any securities sold short.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Options Transactions

The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When the Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options purchased, at value” on the Statement of Assets and Liabilities. When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or a Fund enters into a closing purchase transaction. The changes in the value of options purchased and/or written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options purchased and/or written” on the Statement of Operations. When an option is exercised or expires or a Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options purchased and/or written” on the Statement of Operations. The Fund, as a writer of an option has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period the Fund wrote covered call options on individual stocks to enhance returns while foregoing some upside potential.

36	Nuveen Investments

The average notional amount of outstanding options written during the current fiscal period was as follows:

Average notional amount of outstanding options written*	$(4,675,430)
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following tables presents the fair value of all options written by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Equity Price	Options	—	$—	Options written, at value	$(185,552)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written
Equity price	Options	$358,090	$43,912

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 9/30/15		Year Ended 9/30/14
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,772,549	$38,363,872	3,164,582	$69,387,499
Class C	623,374	13,415,232	155,160	3,395,233
Class I	3,457,485	74,468,077	228,890	5,004,232
Shares issued to shareholders due to reinvestment of distributions:
Class A	128,610	2,768,417	74,665	1,632,932
Class C	23,210	497,217	8,612	185,702
Class I	132,498	2,850,745	40,477	875,156
	6,137,726	132,363,560	3,672,386	80,480,754
Shares redeemed:
Class A	(2,772,760)	(59,386,897)	(523,378)	(11,185,237)
Class C	(86,977)	(1,878,124)	(77,332)	(1,649,645)
Class I	(752,088)	(16,177,190)	(166,569)	(3,606,366)
	(3,611,825)	(77,442,211)	(767,279)	(16,441,248)
Net increase (decrease)	2,525,901	$54,921,349	2,905,107	$64,039,506

Nuveen Investments	37

Notes to Financial Statements (continued)

5. Investment Transactions

Long-term purchases and sales (including maturities, but excluding derivative transactions) during the current fiscal period, aggregated $201,841,637 and $146,193,009, respectively.

Transactions in options written during the current fiscal period were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	—	$—
Options written	8,217	709,462
Options terminated in closing purchase transactions	(3,601)	(364,020)
Options expired	(1,108)	(70,904)
Options exercised	(689)	(45,074)
Options outstanding, end of period	2,819	$229,464

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Fund.

As of September 30, 2015, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$158,445,977
Gross unrealized:
Appreciation	$1,323,873
Depreciation	(7,141,878)
Net unrealized appreciation (depreciation) of investments	$(5,818,005)

Permanent differences, primarily due to bond premium amortization adjustments, distribution reallocations, complex securities character adjustments and investments in partnerships, resulted in reclassifications among the Fund’s components of net assets as of September 30, 2015, the Fund’s tax year end, as follows:

Capital paid-in	$237
Undistributed (Over-distribution of) net investment income	(16,584)
Accumulated net realized gain (loss)	16,347

The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2015, the Fund’s tax year end, were as follows:

Undistributed net ordinary income[1,2]	$997,481
Undistributed net long-term capital gains	—
[1]	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividends declared during the period September 1, 2015 through September 30, 2015 and paid on October 1, 2015.
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s tax years ended September 30, 2015 and September 30, 2014, was designated for purposes of the dividends paid deduction as follows:

2015
Distributions from net ordinary income[2]	$5,980,549
Distributions from net long-term capital gains[3]	25,610

2014
Distributions from net ordinary income[2]	$2,611,503
Distributions from net long-term capital gains	—
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
[3]	The Fund hereby designates as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended September 30, 2015.

38	Nuveen Investments

As of September 30, 2015, the Fund’s tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Capital losses to be carried forward – not subject to expiration	$4,911,234

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. NWQ is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables the Fund’s shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for the Fund is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee
For the first $125 million	0.5500%
For the next $125 million	0.5375
For the next $250 million	0.5250
For the next $500 million	0.5125
For the next $1 billion	0.5000
For net assets over $2 billion	0.4750

The annual complex-level fee, payable monthly, for the Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of September 30, 2015, the complex-level fee for the Fund was 0.1646%.

The Adviser has agreed to waive fees and/or reimburse expenses, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.75% through September 30, 2016 (1.25% after September 30, 2016), of the average daily net assets of any class of Fund shares.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected (Unaudited)	$258,627
Paid to financial intermediaries (Unaudited)	229,415

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

Nuveen Investments	39

Notes to Financial Statements (continued)

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances (Unaudited)	$123,034

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained (Unaudited)	$69,562

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

CDSC retained (Unaudited)	$3,147

8. Borrowing Arrangements

The Fund, along with certain other funds managed by the Adviser (“Participating Funds”), established a 364-day, $2.53 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include the Fund covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including the Fund covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2016 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the Fund did not utilize this facility.

9. Subsequent Events

Change in Contingent Deferred Sales Charge (CDSC) Schedule

Effective November 1, 2015, shareholders purchasing $1 million or more of Class A Shares at NAV without an up-front sales charge will be assessed a CDSC of 1.00% on any shares redeemed within eighteen months of purchase, unless the redemption is eligible for a CDSC reduction or waiver as specified in the Fund's statement of additional information.

40	Nuveen Investments

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser NWQ Investment Management Company, LLC 2049 Century Park East Los Angeles, CA 90097	Independent Registered Public Accounting Firm KPMG LLP Chicago, IL 60601 Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Distribution Information: The Fund hereby designates its percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and its percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

%QDI	33%
%DRD	28%

Quarterly Form N-Q Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	41

Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

BofA/Merrill Lynch U.S. Corporate Index: An unmanaged index comprised of U.S. dollar denominated investment grade, fixed rate corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity and at least $250 million outstanding. The index returns assume reinvestment of dividends, but do not include the effects of any sales charges or management fees.

BofA/Merrill Lynch Fixed Rate Preferred Securities Index: An index that tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment grade (based on an average of Moody’s, S&P, and Fitch) and must have an investment grade rated country of risk (based on an average of Moody’s, S&P, and Fitch foreign currency long-term sovereign debt ratings). In addition, qualifying securities must be issued as public securities or through a 144a filing, must be issued in $25, $50, or $100 par/liquidation preference increments, must have a fixed coupon or distribution schedule, and must have a minimum amount outstanding of $100 million. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

BofA/Merrill Lynch U.S. 50% Corporate and 50% High Yield Index: An index that tracks the performance of U.S. dollar denominated investment grade and sub-investment grade corporate debt publicly issued in the U.S. domestic market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

BofA/Merrill Lynch U.S. High Yield Master II Index: Tracks the performance of U.S. Dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges and management fee.

Barclays U.S. Aggregate Bond Index: An index that tracks the performance of U.S. investment grade fixed-rate bonds. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges and management fees.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Flexible Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Flexible Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

42	Nuveen Investments

Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Trustees of the Fund (the “Board,” and each Trustee, a “Board Member”), including the Board Members who are not parties to the Fund’s advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the Fund and determining whether to continue the Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between the Adviser and NWQ Investment Management Company, LLC (the “Sub-Adviser”). Following an initial term with respect to the Fund upon its commencement of operations, the Board is required to consider the continuation of the Advisory Agreements on an annual basis pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, at an in-person meeting held on May 11-13, 2015 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Fund.

In preparation for its considerations at the May Meeting, the Board received in advance of the meeting extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Fund, including, among other things, the nature, extent and quality of services provided by the Adviser and Sub-Adviser (the Adviser and Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser”); Fund performance including performance assessments against peers and the appropriate benchmark(s); fee and expense information of the Fund compared to peers; a description and assessment of shareholder service levels for the Fund; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and profitability information of the Fund Advisers as described in further detail below. As part of its annual review, the Board also held a separate meeting on April 14-15, 2015 to review the Fund’s investment performance and consider an analysis by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, and the performance of the Fund, and any significant changes to the foregoing. During the review, the Independent Board Members asked questions of and requested additional information from management.

The Board considered that the evaluation process with respect to the Fund Advisers is an ongoing process that encompassed the information and knowledge gained throughout the year. The Board, acting directly or through its committees, met regularly during the course of the year and received information and considered factors at each meeting that would be relevant to its annual consideration of the Advisory Agreements, including information relating to Fund performance; Fund expenses; investment team evaluations; and valuation, compliance, regulatory and risk matters. In addition to regular reports, the Adviser provided special reports to the Board to enhance the Board’s understanding on topics that impact some or all of the Nuveen funds and the Adviser (such as presentations on risk and stress testing; the new governance, risk and compliance system; cybersecurity developments; Nuveen fund accounting and reporting matters; regulatory developments impacting the investment company industry and the business plans or other matters impacting the Adviser). The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

The Board had created several standing committees including the Open-End Funds Committee and the Closed-End Funds Committee to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These Committees met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

The Board also continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members made a site visit to the Sub-Adviser in January 2015.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. The Independent Board Members also received a memorandum from independent legal counsel outlining the legal standards for their consideration of the proposed continuation of the Advisory Agreements. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and Fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

Nuveen Investments	43

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

The Board took into account all factors it believed relevant with respect to the Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers; (b) the investment performance of the Fund and Fund Advisers; (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers; (d) the extent of any economies of scale; (e) any benefits derived by the Fund Advisers from the relationship with the Fund; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreements of the Fund. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund. The Board reviewed information regarding, among other things, each Fund Adviser’s organization and business, the types of services that each Fund Adviser or its affiliates provided to the Fund, the performance record of the Fund (as described in further detail below), and any initiatives that had been undertaken on behalf of the open-end product line. The Board recognized the high quality of services the Adviser had provided to the Fund over the years and the conscientiousness with which the Adviser provided these services. The Board also considered the improved capital structure of Nuveen Investments, Inc. (“Nuveen”) (the parent of the Adviser) following the acquisition of Nuveen by TIAA-CREF in 2014 (the “TIAA-CREF Transaction”).

With respect to the services, the Board noted the Fund was a registered investment company that operated in a regulated industry and considered the myriad of investment management, administrative, compliance, oversight and other services the Adviser provided to manage and operate the Fund. Such services included, among other things: (a) product management (such as analyzing ways to better position a Nuveen fund in the marketplace, setting dividends; maintaining relationships to gain access to distribution platforms; and providing shareholder communications); (b) fund administration (such as preparing tax returns and other tax compliance services, preparing regulatory filings and shareholder reports; managing fund budgets and expenses; overseeing a fund’s various service providers and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of the funds’ sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing the funds’ sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; evaluating brokerage transactions and securities lending, overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; reporting to the Board on various matters including performance, risk and valuation; and participating in fund development, leverage management, and the developing or interpreting of investment policies and parameters).

In its review, the Board considered information highlighting the various initiatives that the Adviser had implemented or continued during the last year to enhance its services to the Nuveen funds. The Board recognized that some of these initiatives are a result of a multi-year process. In reviewing the activities of 2014, the Board recognized the Adviser’s continued focus on fund rationalization for open-end funds through mergers, fund closures or repositioning the funds in seeking to enhance shareholder value, reduce costs, improve performance, eliminate fund overlap and better meet shareholder needs. The Board noted the Adviser’s investment in additional staffing to strengthen and improve its services to the Nuveen funds, including with respect to risk management and valuation. The Board recognized that expanding the depth and range of its risk oversight activities had been a major priority for the Adviser in recent years, and the Adviser continued to add to the risk management team, develop additional risk management programs and create committees or other teams designated to oversee or evaluate certain risks, such as liquidity risk, enterprise risk, investment risk and cybersecurity risk. The Adviser had also continued to add to the valuation team, launched its centralized securities valuation system which is intended to provide for uniform pricing and reporting across the complex as the system continues to develop, continued to refine its valuation analysis and updated related policies and procedures and evaluated and assessed pricing services. The Board considered the Adviser’s ongoing investment in information technology and operations and the various projects of the information technology team to support the continued growth and complexity of the Nuveen funds and increase efficiencies in their operations. The Board also recognized the Adviser’s strong commitment to compliance and reviewed information reflecting the compliance group’s ongoing activities to enhance its compliance system and refine its compliance procedures as well as the Chief Compliance Officer’s report regarding the compliance team, the initiatives the team had undertaken in 2014 and proposed for 2015, the compliance functions and reporting process, the record of compliance with the policies and procedures and its supervision activities of other service providers.

With respect to the open-end fund product line, the Adviser had also, among other things: developed new funds in seeking to enhance the product line; enhanced the reporting to the Board and its committees regarding payments to intermediaries; and continued to explore opportunities for potential funds.

44	Nuveen Investments

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Fund. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. In considering the Sub-Advisory Agreement and supplementing its prior knowledge, the Board considered a current report provided by the Adviser analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, investment approach, organization and history, and assets under management, and the investment performance of the Fund.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under each respective Advisory Agreement were satisfactory.

B. The Investment Performance of the Fund and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of the Fund over various time periods. The Board reviewed reports, including an analysis of the Fund’s performance and the investment team. The Board reviewed, among other things, the Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2014, as well as performance information reflecting the first quarter of 2015. In its review, the Board noted that it also reviewed Fund performance results at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund would vary depending on when such shareholder invested in the fund, the class held (if multiple classes are offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	Open-end funds offer multiple classes and the performance data provided for open-end funds was based on Class A shares. The performance of the other classes of a fund, however, should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The Board recognized that the funds in the Performance Peer Group may differ somewhat from the Nuveen fund with which it is being compared and due to these differences, performance comparisons between certain of the Nuveen funds and their Performance Peer Groups may be inexact and the relevancy limited. The Board considered that management had classified the Performance Peer Group as low, medium and high in relevancy. The Board took the analysis of the relevancy of the Performance Peer Group into account when considering the comparative performance data. The Board also considered comparative performance of an applicable benchmark. While the Board was cognizant of the relative performance of the Fund’s peer set and/or benchmark(s), the Board evaluated Fund performance in light of the Fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the Fund with its peers and/or benchmarks result in differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data, the Independent Board Members noted that the Fund ranked in its Performance Peer Group in the second quartile in the one-, three- and five-year periods. Although the Fund underperformed its benchmark in the one-year period, it outperformed its benchmark in the three- and five-year periods.

Based on their review, the Independent Board Members determined that the Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of the Fund (expressed as a percentage of average net assets) in absolute terms and in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) and, with respect to open-end funds, to a more focused subset in the Peer Universe (the “Peer Group”), each selected by an independent third-party fund data provider. The

Nuveen Investments	45

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Independent Board Members reviewed the methodology regarding the construction of the Peer Universe and Peer Group for the Fund. The Board reviewed, among other things, the Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the average and median fee and expense levels of the Peer Universe and/or Peer Group. The Board noted that the net total expense ratio paid by investors in the Fund was the most representative of an investor’s net experience. The Board Members also considered any fee waivers and/or expense reimbursement arrangements currently in effect for the Fund.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; and differences in services provided can impact the comparative data limiting the usefulness of the data to help make a conclusive assessment of the Fund’s fees and expenses.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds had a net expense ratio near or below their peer average.

The Independent Board Members recognized that the Fund had a net management fee and a net expense ratio below its peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board considered information regarding the fees a Fund Adviser assessed to the Nuveen funds compared to that of other clients as described in further detail below. With respect to non-municipal funds, such other clients of the Adviser and/or its affiliated sub-advisers may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

The Board recognized that the Fund had an affiliated sub-adviser and therefore the overall Fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the Sub-Adviser. In reviewing the nature of the services provided by the Adviser, including through its affiliated sub-advisers, the Board considered the range of advisory fee rates for retail and institutional managed accounts advised by Nuveen-affiliated sub-advisers. The Board also reviewed, among other things, the average fee the affiliated sub-advisers assessed such clients as well as the range of fee rates assessed to the different types of clients (such as retail, institutional and wrap accounts as well as non-Nuveen funds) applicable to such sub-advisers.

In reviewing the comparative information, the Board also reviewed information regarding the differences between the Fund and the other clients, including differences in services provided, investment policies, investor profiles, compliance and regulatory requirements and account sizes. The Board recognized the breadth of services necessary to operate a registered investment company (as described above) and that, in general terms, the Adviser provided the administrative and other support services to the Fund and, although the Sub-Adviser may provide some of these services, the Sub-Adviser essentially provided the portfolio management services. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Independent Board Members considered the differences in structure and operations of separately managed accounts and hedge funds from registered funds and noted that the range of day-to-day services was not generally of the breadth required for the registered funds. Many of the additional administrative services provided by the Adviser were not required for institutional clients or funds sub-advised by a Nuveen-affiliated sub-adviser that were offered by other fund groups. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Fund, the Independent Board Members believed such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed, among other things, the adjusted operating margins for Nuveen for the last two calendar years, the revenues, expenses, net income (pre-tax and after-tax) and net revenue margins (pre-tax and after-tax) of Nuveen’s managed fund advisory activities for the last two calendar years, the allocation methodology used by Nuveen in preparing the profitability data and a history of the adjustments to the methodology due to changes in the business over time. The Independent Board Members also reviewed the revenues,

46	Nuveen Investments

expenses, net income (pre-tax and after-tax) and revenue margin (pre-tax and post-tax) of the Adviser and, as described in further detail below, each affiliated sub-adviser for the 2014 calendar year. In reviewing the profitability data, the Independent Board Members noted the subjective nature of cost allocation methodologies used to determine profitability as other reasonable methods could also have been employed but yield different results. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2014. The Independent Board Members recognized that Nuveen’s net revenue margin from advisory activities for 2014 was consistent with 2013. The Independent Board Members also considered the profitability of Nuveen in comparison to the adjusted operating margins of other investment advisers with publicly available data and with comparable assets under management (based on asset size and asset composition) to Nuveen. The Independent Board Members noted that Nuveen’s adjusted operating margins appeared to be reasonable in relation to such other advisers. The Independent Board Members, however, recognized the difficulty of making comparisons of profitability from fund investment advisory contracts as the information is not generally publicly available, the information for the investment advisers that was publicly available may not be representative of the industry and various other factors would impact the profitability data such as differences in services offered, business mix, expense methodology and allocations, capital structure and costs, complex size, and types of funds and other accounts managed.

The Independent Board Members noted this information supplemented the profitability information requested and received during the year and noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes during the year.

The Independent Board Members determined that Nuveen appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds. The Independent Board Members noted the Adviser’s continued expenditures to upgrade its investment technology and increase personnel and recognized the Adviser’s continued commitment to its business to enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. The Independent Board Members also noted that the sub-advisory fees for the Nuveen funds are paid by the Adviser, however, the Board recognized that many of the sub-advisers, including the Sub-Adviser, are affiliated with Nuveen. The Independent Board Members also noted the increased resources and support available to Nuveen as well as an improved capital structure as a result of the TIAA-CREF Transaction.

With respect to the Sub-Adviser, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2014.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of the Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund.

Based on their review, the Independent Board Members determined that the Adviser’s and the Sub-Adviser’s level of profitability was reasonable in light of the respective services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized, and the Independent Board Members considered the extent to which the funds benefit from such economies of scale. Although the Independent Board Members recognized that economies of scale are difficult to measure, the Board recognized that one method to help ensure the shareholders share in these benefits is to include breakpoints in the management fee schedule reducing fee rates as asset levels grow. The Independent Board Members noted that, subject to certain exceptions, the management fees of the funds in the Nuveen complex are generally comprised of a fund-level component and complex-level component. Each component of the management fee for the Fund included breakpoints to reduce management fee rates of the Fund as the Fund grows and, as described below, as the Nuveen complex grows. In addition to fund-specific breakpoint schedules which reduce the fee rates of a particular fund as its assets increase, the Independent Board Members recognized that the Adviser also passed on the benefits of economies of scale through the complex-wide fee arrangement which reduced management fee rates as assets in the fund complex reached certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds benefit if these costs were spread over a larger asset base. The Independent Board Members reviewed the breakpoint and complex-wide schedules and the fee reductions achieved as a result of such structures for the 2014 calendar year.

The Independent Board Members also noted that additional economies of scale were shared with shareholders of the Fund through the adoption of temporary and permanent expense caps. The Independent Board Members further considered that as part of the TIAA-CREF Transaction, Nuveen agreed, for a period of two years from the date of the closing of the TIAA-CREF Transaction, not to increase contractual management fees for any Nuveen fund and, with respect to funds with expense caps, not to raise expense cap levels for such funds from levels in effect at that time or scheduled to go into effect prior to the closing of the TIAA-CREF Transaction. The commitment would not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

Nuveen Investments	47

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

The Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the Fund’s principal underwriter and may receive compensation therefore from, among other things, sales charges, distribution fees and shareholder services fees (which included fees received pursuant to any 12b-1 plan). The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Fund’s portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from research provided by broker-dealers executing portfolio transactions on behalf of the Fund. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that any research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Fund and shareholders to the extent the research enhanced the ability of the Sub-Adviser to manage the Fund. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it had to acquire any such research services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

48	Nuveen Investments

Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of trustees of the Funds. The number of directors of the Funds is currently set at eleven. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustee:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine entities; Board Member of Med-America Health System, and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	196
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	196
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since 2012) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	196
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	196

Nuveen Investments	49

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	196
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	196
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	196
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; non-profit board member; former governance consultant; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	196
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	196

50	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Interested Trustee:
William Adams IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Senior Executive Vice President, Global Structured Products (since 2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); Executive Vice President of Nuveen Securities, LLC; President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	196
Thomas S. Schreier, Jr.(2) 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; Director of Allina Health and a Member of its Finance, Audit and Investment Committees, formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	196

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	197
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Senior Executive Vice President of Nuveen Investments, Inc.; Executive Vice President, Investment Services of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); Co-Chief Executive Officer (since 2015); previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Chartered Financial Analyst.	197
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	197

Nuveen Investments	51

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	197
Sherri A. Hlavacek 1962 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2015	Executive Vice President (since May 2015, formerly, Managing Director) and Controller of Nuveen Fund Advisors, LLC; Managing Director and Controller of Nuveen Commodities Asset Management, LLC; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Controller of Nuveen Asset Management, LLC; Executive Vice President, Principal Financial Officer (since July 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments, Inc.; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments Advisers Inc. and Nuveen Investments Holdings, Inc.; Managing Director, Chief Financial Officer and Corporate Controller of Nuveen Securities, LLC; Vice President, Controller and Treasurer of NWQ Investment Management Company, LLC; Vice President and Controller of Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Certified Public Accountant.	197
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	197
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC	197
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary, Nuveen Investments, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	197
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	197
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	197

52	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	108

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. Ms. Stringer will retire from the Board as of December 31, 2015. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	“Interested persons” of the Trust, as defined in the 1940 Act, by reason of their positions with Nuveen and certain of its subsidiaries.
(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	53

Notes

54	Nuveen Investments

Notes

Nuveen Investments	55

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen
Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset
Management, NWQ Investment Management Company, Santa Barbara
Asset Management, Tradewinds Global Investors, Winslow Capital
Management, and Gresham Investment Management. In total, Nuveen
Investments managed more than $220 billion as of September 30, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen
Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen
Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-NFI-0915P        12134-INV-Y-11/16

Mutual Funds

Nuveen Commodity Strategy Funds

Annual Report September 30, 2015

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class I

Nuveen Gresham Diversified Commodity Strategy Fund	NGVAX	NGVCX	NGVIX
Nuveen Gresham Long/Short Commodity Strategy Fund	NGSAX	NGSCX	NGSIX

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Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

For better or for worse, the financial markets have spent the past year waiting for the U.S. Federal Reserve (Fed) to end its accommodative monetary policy. The policy has propped up stock and bond markets since the Great Recession, but the question remains: how will markets behave without its influence? This uncertainty has been a considerable source of volatility for stock and bond prices lately, despite the Fed carefully conveying its intention to raise rates slowly and only when the economy shows evidence of readiness.

There may be at least one rate hike before the end of 2015. After all, the U.S. has reached “full employment” by the Fed’s standards and growth has resumed – albeit unevenly. But the picture remains somewhat uncertain. Inflation has remained stubbornly low, most recently weighed down by an unexpectedly sharp decline in commodity prices since mid-2014. With the Fed poised to tighten and foreign central banks easing, the U.S. dollar has risen against other currencies, which has weighed on corporate earnings and further contributed to commodity price weakness. U.S. consumers have benefited from an improved labor market and lower prices at the gas pump, but the overall pace of economic expansion has been lackluster.

Nevertheless, the global recovery continues to be led by the United States. Policy makers around the world are deploying their available tools to try to bolster Europe and Japan’s fragile growth, and manage China’s slowdown. Contagion fears ebb and flow with the headlines about Greece and China. Greece reluctantly agreed to a third bailout package from the European Union in July and China’s central bank and government intervened aggressively to try to stem the sell-off in their stock prices. But persistent structural problems in these economies will continue to garner market attention.

Wall Street is fond of saying “markets don’t like uncertainty,” and asset prices are likely to continue to churn in the current macro environment. In times like these, you can look to a professional investment manager with the experience and discipline to maintain the proper perspective on short-term events. And if the daily headlines do concern you, I encourage you to reach out to your financial advisor. Your financial advisor can help you evaluate your investment strategies in light of current events, your time horizon and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

November 23, 2015

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Gresham Diversified Commodity Strategy Fund

Nuveen Gresham Long/Short Commodity Strategy Fund

These Funds are managed by Nuveen Fund Advisors, LLC, a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Funds’ sub-advisers are Gresham Investment Management LLC, acting through its Near Term Active division (Gresham), and Nuveen Asset Management, LLC (Nuveen Asset Management), each of which is an affiliate of Nuveen. Susan Wager and Randy Migdal from Gresham manage the Funds’ commodity investments and Douglas M. Baker, CFA, from Nuveen Asset Management manages the Funds’ fixed income investments. They have each managed the Funds since their inceptions on July 30, 2012.

Here the portfolio managers review general market conditions and trends, key strategies and the performance of the Funds for the twelve-month reporting period ended September 30, 2015.

What were the general market conditions and trends during the twelve-month reporting period ended September 30, 2015?

During this reporting period, the U.S. economy continued to expand at a moderate pace. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. At its October 2014 meeting, the Fed announced that it would end its bond-buying stimulus program as of November 1, 2014, after tapering its monthly asset purchases of mortgage-backed and longer-term Treasury securities from the original $85 billion per month to $15 billion per month over the course of seven consecutive meetings (December 2013 through September 2014). In making the announcement, the Fed cited substantial improvement in the labor market as well as sufficient underlying strength in the broader economy to support ongoing progress toward maximum employment in a context of price stability. The Fed also reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions. Additionally, the Fed stated that it would likely maintain the current target range for the fed funds rate for a considerable time, especially if projected inflation continued to run below the Fed’s 2% longer run goal. However, if economic data shows faster progress, the Fed indicated that it could raise the fed funds rate sooner than expected.

The Fed changed its language slightly in December, indicating it would be “patient” in normalizing monetary policy. This shift helped ease investors’ worries that the Fed might raise rates too soon. However, as employment data released early in 2015 continued to look strong, anticipation began building that the Fed could raise its main policy rate as soon as June. As widely expected, after its March meeting, the Fed eliminated “patient” from its statement, but also highlighted the policymakers’ less optimistic view of the economy’s overall health as well as downgraded their inflation projections. The Fed’s April meeting seemed to further signal that a June rate hike was off the table. While the Fed attributed the first quarter’s economic weakness to temporary factors, the meeting minutes from April revealed that many Committee members believed the economic data available in June would be insufficient to meet the Fed’s criteria for initiating a rate increase. The June meeting bore out that presumption and the Fed decided to keep the target rate near zero. But the Committee also continued to telegraph the likelihood of at least one rate increase in 2015, which many analysts forecasted for September. During the September 2015 meeting, the Fed decided to keep the federal funds rate near zero despite broad speculation that it would increase rates. The Committee said it will keep the rate near zero until the economy has seen further improvement toward reaching the Fed’s goals of maximum employment and inflation approaching 2%. This assessment will take into account a wide range of information, including measures of labor market conditions, indicators of

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

inflation pressures and inflation expectations, and readings on financial and international developments. At the Fed’s October 2015 meeting (subsequent to the close of this reporting period), the Committee again held steady, while opening the door for a potential December rate hike.

The U.S. economy proved to be fairly resilient compared to other economies around the globe, boosted by an improving job market, declining gas prices and low mortgage rates. According to the government’s preliminary gross domestic product (GDP) estimate, the U.S. economy increased at a 1.5% annualized rate in the third quarter of 2015, as measured by GDP, compared with increases of 3.9% in the second quarter, 0.6% in the first quarter of 2015 and 2.2% in the fourth quarter 2014. The deceleration in real GDP in the third quarter primarily reflected a downturn in private inventory investment and decelerations in exports, in nonresidential fixed investment, in state and local government spending and in residential fixed investment that were partly offset by a deceleration in imports. The Consumer Price Index (CPI) decreased 0.2% essentially unchanged year-over-year as of September 2015. The core CPI (which excludes food and energy) increased 1.9% during the same period, below the Fed’s unofficial longer term inflation objective of 2.0%. As of September 2015, the U.S. unemployment rate was 5.1%, a figure that is also considered “full employment” by some Fed officials. The housing market continued to post consistent gains as of its most recent reading for August 2015. The average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 5.1% for the twelve months ended August 2015 (most recent data available at the time this report was prepared).

The broad commodity market faced significant headwinds during this reporting period, including a deteriorating global macroeconomic outlook, oversupply conditions for many commodities, uncertainties about the Fed’s policy moves and a strong U.S. dollar (which hurts demand because many commodities are priced in U.S. dollars). The Bloomberg Commodity Index fell 26.0% during the reporting period, with double-digit losses across all commodity sectors except agriculture.

The energy group led the Index’s decline, plunging 49.9%, and crude oil was the worst performing individual commodity in the Index. Worries about China’s economy, which continued to decelerate despite numerous stimulus measures, weighed on demand expectations. Furthermore, although oil prices were falling, the Organization of the Petroleum Exporting Countries (OPEC) maintained its production rates to try to regain market share from the U.S.’s booming shale oil production. As a result, global inventories remained high, which further pressured oil prices.

Agriculture commodities, as grouped by Gresham, was the only group with a positive return for the reporting period. Grain prices rallied strongly at the end of 2014, as global stockpiles were expected to be diminished by transportation delays in the U.S. and a combination of unfavorable weather and speculation about declining exports in Russia (one of the world’s main wheat producers). The agriculture group pulled back in early 2015, however, because of the U.S. dollar’s sharp appreciation, which makes commodities more expensive for international buyers. In the spring, torrential rain in the U.S. flooded fields and dampened planting forecasts, leading grain prices higher. However, prices then retreated when more favorable weather returned to the U.S. Midwest during the summer, which boosted the outlooks for crop acreage and crop quality. Led by gains in soybean meal and corn, the agriculture group as whole had a small positive return of 1.4% for the reporting period.

The precious metals group fell 10.4% for the reporting period. Gold and silver prices remained choppy, amid waning demand, anticipation of rising interest rates in the U.S. and the strength of the U.S. dollar.

Industrial metals prices were hit hard by China’s economic woes and fears of rising inventories. Declines were compounded by periods of aggressive selling of long positions in the marketplace. The group plunged 25.3% for the reporting period, with nickel leading the decline.

The foods and fibers group, as grouped by Gresham, was down 28.6% for the reporting period. Coffee and sugar declined sharply. These two commodities are predominantly produced in Brazil, where favorable weather bolstered expectations for crop yields, which in turn would contribute to a growing global supply glut. In addition, the weakening Brazilian real made exporting these two commodities more attractive.

In the livestock group, both lean hogs and live cattle prices fell by double digits for the period, leading to a 20.4% loss for the group overall. Lean hogs futures sustained most of their losses early in the reporting period, as supply outpaced demand, but prices reversed course, rallying strongly toward the end of the reporting period, as pork demand accelerated and weight gain in hogs was

6	Nuveen Investments

less than expected during the summer months. Live cattle prices were choppy, impacted by herd rebuilding continued from last year, cold and rainy weather in the U.S. which hampered weight gain and transport, lower beef demand due to price competition with pork and poultry and a slowdown in exports while imports increased.

How did the Funds perform during the twelve-month reporting period ended September 30, 2015?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the Funds for the one-year and since inception periods ending September 30, 2015. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of the appropriate Bloomberg Commodity Index (the “Index”) and Lipper classification average.

What strategies were used to manage the Funds during the twelve-month reporting period September 30, 2015 and how did these strategies influence performance?

Nuveen Gresham Diversified Commodity Strategy Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed both the Bloomberg Commodity Index and its Lipper classification average for the twelve-month reporting period ended September 30, 2015.

Gresham has developed an investment strategy intended to provide the Fund with exposure to the commodities asset class through a broad portfolio of futures contracts on physical commodities. Commodities have historically offered investors a hedge against rising inflation and diversification across economic cycles, potentially improving the efficiency of portfolios holding traditional equity and fixed income assets. The Fund’s investment strategy has two elements which include a portfolio of exchange-traded commodity futures contracts providing long-only exposure to all principal groups in the global commodity markets and a portfolio of cash equivalents, U.S. government securities and other high quality short-term debt securities.

The selection and weighting of commodities for the Fund’s portfolio are calculated from historical physical production, pricing in the global markets, the volume of international trade and futures contract liquidity, with limits on portfolio concentration in individual commodities and groups. Once portfolio weights are determined, positions in individual futures contracts are actively managed by Gresham’s seasoned team of portfolio managers and traders, who seek the best opportunities from the available points on the futures contract curve for each commodity, and the most favorable timing of contract purchases and sales.

On an absolute basis, the Fund’s portfolio trailed the Index in the precious metals and agriculture groups. In precious metals, the Fund’s underweight allocation to the group was detrimental to relative performance. The Fund’s agriculture position suffered relative losses primarily in its wheat position, where an underweight to Chicago wheat, one of the only commodities with a positive return for this reporting period, was unfavorable.

However, the Fund’s portfolio outperformed the Index, in absolute terms, in the foods and fibers, livestock and industrial metals groups. In foods and fibers, the Fund’s underweight allocation in coffee and exposure to cocoa (which is not included in the Index) were advantageous relative to the Index. The Fund’s livestock position benefited relative to the Index from its overweight in live cattle. Outperformance in the industrial metals group was aided by the Fund’s aluminum, COMEX copper (which is not in the Index) and zinc positions.

The Fund’s portfolio performed in line with the Index in the energy group. Relative gains in the Fund’s natural gas and crude oil positions were offset by relative weakness in its heating oil and unleaded gas (RBOB) positions.

Nuveen Gresham Long/Short Commodity Strategy Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed both the Bloomberg Commodity Index and its Lipper classification average but underperformed the Barclay BTOP50 Index for the twelve-month reporting period ended September 30, 2015.

In managing the Fund, Gresham invests in futures contracts of major commodities through a momentum strategy, seeking to take advantage of the market dynamics of rising and falling trends in prices to provide an attractive return. Because the Fund takes long

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

and short positions, its performance will usually differ from the overall commodity market, causing it to underperform in comparison to commodity funds when commodities’ performance is strong across the board, or, as in this reporting period, allowing it to outperform when commodities as a whole are performing poorly. The Fund’s investment strategy has two elements which include a portfolio of long and/or short exchange-traded commodity futures contracts providing long and/or short exposure to all principal groups in the global commodity markets and a portfolio of cash equivalents, U.S. government securities and other high quality short-term debt securities.

The selection and weighting of commodities for the Fund’s portfolio are calculated from historical physical production, pricing in the global markets, volume of international trade and futures contract liquidity, with limits on portfolio concentration from individual commodities and groups. After the determination of commodities and portfolio weights, the Fund takes long positions in commodities showing rising price trends and sells short those commodities where prices have persistently fallen, relying on the six-month moving average of a commodity’s price as a reference point to determine trends. (Long portfolio positions benefit when prices are rising, while short positions benefit when prices are falling.)

At the end of the reporting period, the Fund was short in all agricultural, precious metals and industrial metals commodities, and flat in all energy commodities (except short in natural gas). In livestock, the Fund was short live cattle and feeder cattle, and long lean hogs. In foods and fibers, the Fund was short in white sugar, robusta coffee, cotton and long in the remaining contracts. Flat means that instead of shorting a futures contract when market signals dictate, the Fund will not have a futures contract position for that commodity, and will instead move that position to cash. In comparison, the Index holds only long positions. During the reporting period, the Fund outperformed the Index on an absolute basis in all commodity groups except agriculture.

The Fund’s long/short strategy, which is designed to seek attractive returns in both rising and falling markets, provided an effective hedge against the period’s volatility. Energy commodities experienced steep losses in the broad market during the reporting period. The Fund stayed flat across the petroleum complex (Brent crude, West Texas Intermediate (WTI) crude oil, heating oil, gas oil and unleaded gasoline) in the first half of the reporting period, buffering the Fund’s position from falling prices. Some excess “flipping” activity occurred in these positions in the second half of the period, which was detrimental and resulted in modestly negative performance for the period overall. “Flipping” activity occurs when commodity prices trend sideways and the Fund switches from long to short (or flat in the case of energy) or vice versa. In seeking to outperform and get ahead of the Index, the Fund can experience excess “flipping”, which can adversely affect relative returns. (The Bloomberg Commodity Index is long only.) In natural gas, the Fund maintained a short position for most of the period, which generated gains as natural gas prices declined.

The Fund’s foods and fibers position posted a double-digit gain for the period, supported by short positions in sugar (which the Fund held since the second quarter of 2014) and coffee (although coffee experienced excess “flipping” activity periodically during the reporting period that slightly detracted from results). The Fund’s industrial metals and livestock positions also rose moderately, driven by short positions for most of the period in nickel and lean hogs.

The Fund’s performance in precious metals was disappointing, with negative results in the gold, silver and palladium positions. Although the Fund was generally short across these commodities, precious metals prices saw frequent bouts of choppy trading, causing excess “flipping” activity in the Fund’s positions that was adverse for performance. Nevertheless, the Fund’s losses in gold and palladium were less severe than those of the Index’s positions. Strong appreciation in the Fund’s platinum position was advantageous to relative performance as well.

The Fund’s agriculture position ended the period sharply lower. Losses in the Fund’s corn and soybean meal positions exceeded 40%, whereas the long-only Index showed gains in these two commodities. The Fund’s positioning in the agriculture commodities fluctuated between long and short throughout the entire reporting period, as well as endured excess “flipping” activity when the trading environment was especially choppy, which detracted from performance during the reporting period.

8	Nuveen Investments

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. An investor should consider the following risk factors. Investments in commodity-linked derivative instruments have a high degree of price variability and are subject to rapid and substantial price change, which may subject the Funds to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. Because the Funds have a significant portion of their assets concentrated in commodity-linked derivative instruments, developments affecting commodities, including political and regulatory changes, seasonal variations, weather, technology, economic and market conditions, will have a disproportionate impact on the Funds. More information on these risks, as well as information on other risks to which the Funds are subject, such as clearing broker, counterparty, credit, derivatives, frequent trading, non-U.S. investment, regulatory, subsidiary and tax risks, are included in the Funds’ prospectus.

Short Selling Risk: As a result of short selling risk, the Nuveen Gresham Long/Short Commodity Strategy Fund bears the risk of unlimited loss on contracts it sells short.

Nuveen Investments	9

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10	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect an agreement by the investment adviser to waive certain fees and/or reimburse expenses during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	11

Fund Performance and Expense Ratios (continued)

Nuveen Gresham Diversified Commodity Strategy Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of September 30, 2015

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	(27.52)%	(14.14)%
Class A Shares at maximum Offering Price	(31.69)%	(15.73)%
Bloomberg Commodity Index	(25.99)%	(14.71)%
Lipper Commodities General Funds Classification Average	(26.01)%	(13.71)%

Class C Shares	(28.12)%	(14.74)%
Class I Shares	(27.40)%	(13.89)%

Since inception returns are from 7/30/12. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	2.00%	2.81%	1.83%
Net Expense Ratios	1.32%	2.07%	1.07%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through September 30, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.10% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to its expiration only with the approval of the Board of Trustees of the Fund.

12	Nuveen Investments

Growth of an Assumed $10,000 Investment as of September 30, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	13

Nuveen Gresham Long/Short Commodity Strategy Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of September 30, 2015

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	(7.08)%	(3.29)%
Class A Shares at maximum Offering Price	(12.42)%	(5.08)%
Bloomberg Commodity Index	(25.99)%	(14.71)%
Barclay BTOP50 Index	7.16%	2.55%
Lipper Commodities General Funds Classification Average	(26.01)%	(13.71)%

Class C Shares	(7.84)%	(4.04)%
Class I Shares	(6.85)%	(3.06)%

Since inception returns are from 7/30/12. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	3.41%	4.21%	3.01%
Net Expense Ratios	1.72%	2.47%	1.47%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through September 30, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.50% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to its expiration only with the approval of the Board of Trustees of the Fund.

14	Nuveen Investments

Growth of an Assumed $10,000 Investment as of September 30, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	15

Holding

Summaries as of September 30, 2015

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Nuveen Gresham Diversified Commodity Strategy Fund

Commodity Group Weightings1

Energy	34.1%
Industrial Metals	18.6%
Agriculturals	16.8%
Precious Metals	13.1%
Livestock	11.0%
Foods & Fibers	6.4%
Total	100%

Fixed Income Investments2

U.S. Government and Agency Obligations	91.3%
Repurchase Agreements	8.7%
Total	100%

Top 10 Commodity Holdings1

Crude Oil	18.5%
Gold	9.3%
Copper	8.7%
Natural Gas	6.3%
Live Cattle	6.0%
Soybeans	5.7%
Aluminum	5.3%
Unleaded Gas	3.8%
Corn	3.6%
Wheat	3.5%

16	Nuveen Investments

Nuveen Gresham Long/Short Commodity Strategy Fund

Commodity Group Weightings3

Energy	35.7%
Industrial Metals	19.0%
Agriculturals	15.9%
Precious Metals	12.4%
Livestock	10.2%
Food & Fibers	6.8%
Total	100%

Fixed Income Investments2

U.S. Government and Agency Obligations	82.7%
Repurchase Agreements	17.3%
Total	100%

Top Five Long Commodity Holdings3

Lean Hogs	3.3%
Cocoa	0.5%
Sugar	0.3%

Top Five Short Commodity Holdings3

Copper	9.7%
Gold	8.6%
Natural Gas	7.0%
Live Cattle	5.6%
Soybean Oil	5.5%

Long/Short Weightings[3]	Long	Short	Flat
Energy	0.0%	6.9%	28.8%
Industrial Metals	0.0%	19.0%	0.0%
Agriculturals	0.0%	15.9%	0.0%
Precious Metals	0.0%	12.4%	0.0%
Livestock	3.3%	6.9%	0.0%
Foods & Fibers	0.8%	4.3%	1.7%

1	Portfolio weights are shown as a percentage of the Fund’s commodity futures portfolio only. These figures do not reflect the Fund’s fixed income investments or offsetting short and long futures positions on the London Metal Exchange. The Fund’s commodity futures positions are held through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands.

2	As a percentage of total short-term investments.

3	Portfolio weights are shown as a percentage of the Fund’s commodity futures portfolio only, including gross exposure of long, short, and flat allocations. These figures do not reflect the Fund’s fixed income investments or offsetting short and long futures positions on the London Metal Exchange. The Fund’s commodity futures positions are held through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands.

Nuveen Investments	17

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended September 30, 2015.

The beginning of the period for the Funds is April 1, 2015.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Gresham Diversified Commodity Strategy Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$886.10	$882.20	$887.00
Expenses Incurred During Period	$6.19	$9.72	$5.01
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.50	$1,014.74	$1,019.75
Expenses Incurred During Period	$6.63	$10.40	$5.37

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.31%, 2.06% and 1.06% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

18	Nuveen Investments

Nuveen Gresham Long/Short Commodity Strategy Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$948.20	$944.40	$949.50
Expenses Incurred During Period	$8.35	$12.04	$7.14
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,016.50	$1,012.68	$1,017.75
Expenses Incurred During Period	$8.64	$12.46	$7.38

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.71%, 2.47% and 1.46% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Investments	19

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust V:

In our opinion, the accompanying consolidated statements of assets and liabilities, including the consolidated portfolios of investments, and the related consolidated statements of operations and of consolidated changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Gresham Diversified Commodity Strategy Fund and Nuveen Gresham Long/Short Commodity Strategy Fund (each a series of the Nuveen Investment Trust V, hereinafter referred to as the “Funds”) at September 30, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

November 24, 2015

20	Nuveen Investments

Nuveen Gresham Diversified Commodity Strategy Fund

Consolidated Portfolio of Investments	September 30, 2015

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SHORT-TERM INVESTMENTS – 92.1%

	U.S. Government and Agency Obligations – 84.1%

$19,000	U.S. Treasury Bills	0.000%	11/12/15	Aaa	$19,000,285

16,000	U.S. Treasury Bills	0.000%	12/10/15	Aaa	16,001,120

9,000	U.S. Treasury Bills	0.000%	1/07/16	Aaa	8,999,847

19,700	U.S. Treasury Bills	0.000%	2/04/16	Aaa	19,698,700

20,000	U.S. Treasury Bills	0.000%	3/03/16	Aaa	19,997,760

26,000	U.S. Treasury Bills	0.000%	3/31/16	Aaa	25,990,146

25,000	U.S. Treasury Bills	0.000%	4/28/16	Aaa	24,990,350

30,395	U.S. Treasury Bills	0.000%	5/26/16	Aaa	30,378,921

4,000	U.S. Treasury Bills	0.000%	6/23/16	Aaa	3,995,088

15,000	U.S. Treasury Bills	0.000%	8/18/16	Aaa	14,962,260

11,500	U.S. Treasury Bills	0.000%	9/15/16	Aaa	11,465,902
195,595	Total U.S. Government and Agency Obligations (cost $195,359,793)				195,480,379

	Repurchase Agreements – 8.0%

767	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/15, repurchase price $766,884, collateralized by $785,000 U.S. Treasury Notes, 2.125%, due 5/15/25, value $785,000	0.000%	10/01/15	N/A	766,884

17,822	Repurchase Agreement with State Street Bank, dated 9/30/15, repurchase price $17,822,404, collateralized by $17,915,000 U.S. Treasury Notes, 1.500%, due 10/31/19, value $18,183,725 (3)	0.000%	10/01/15	N/A	17,822,404
$18,589	Total Repurchase Agreements (cost $18,589,288)				18,589,288
	Total Short-Term Investments (cost $213,949,081)				214,069,667
	Other Assets Less Liabilities – 7.9% (4)				18,420,979
	Net Assets – 100%				$232,490,646

Investments in Derivatives as of September 30, 2015 (5)

Futures Contracts outstanding:

Commodity Group	Contract	Contract Position (6)	Contract Expiration	Number of Contracts (7)	Notional Amount at Value (7)	Variation Margin Receivable/ Payable	Unrealized Appreciation (Depreciation)

Energy	Crude Oil

	ICE Brent Crude Oil Futures Contract	Long	November 2015	26	$1,257,620	$3,640	$13,722

	ICE Brent Crude Oil Futures Contract	Long	January 2016	302	15,012,420	59,653	(302,370)

	ICE Brent Crude Oil Futures Contract	Long	February 2016	172	8,663,640	32,308	16,322

	NYMEX WTI Crude Oil Futures Contract	Long	November 2015	27	1,217,430	(3,780)	19,423

	NYMEX WTI Crude Oil Futures Contract	Long	January 2016	169	7,801,040	(6,641)	174,219

	NYMEX WTI Crude Oil Futures Contract	Long	March 2016	186	8,810,820	7,403	103,412
	Total Crude Oil			882	42,762,970	92,583	24,728

Nuveen Investments	21

Nuveen Gresham Diversified Commodity Strategy Fund (continued)

Consolidated Portfolio of Investments	September 30, 2015

Investments in Derivatives as of September 30, 2015 (5) (continued)

Futures Contracts outstanding (continued):

Commodity Group	Contract	Contract Position (6)	Contract Expiration	Number of Contracts (7)	Notional Amount at Value (7)	Variation Margin Receivable/ Payable	Unrealized Appreciation (Depreciation)

Energy (continued)	Gas Oil

	ICE Gas Oil Futures Contract	Long	November 2015	137	$6,397,900	$(13,514)	$(134,944)

	Heating Oil

	NYMEX NY Harbor ULSD Futures Contract	Long	November 2015	96	6,198,797	48,600	(223,238)

	Natural Gas

	NYMEX Natural Gas Futures Contract	Long	November 2015	128	3,230,720	(78,106)	(535,635)
	NYMEX Natural Gas Futures Contract	Long	January 2016	404	11,437,240	(211,459)	(1,254,796)
	Total Natural Gas			532	14,667,960	(289,565)	(1,790,431)

	Unleaded Gas

	NYMEX Gasoline RBOB Futures Contract	Long	November 2015	155	8,897,217	110,574	(1,703,670)
	Total Energy			1,802	78,924,844	(51,322)	(3,827,555)

Industrial Metals	Aluminum

	LME Primary Aluminum Futures Contract	Long	November 2015	312	12,189,450	98,812	(931,867)

	LME Primary Aluminum Futures Contract	Short	November 2015	(183)	(7,149,581)	(58,331)	101,225

	LME Primary Aluminum Futures Contract	Long	January 2016	62	2,461,400	19,825	(80,887)

	LME Primary Aluminum Futures Contract	Long	March 2016	123	4,881,562	39,325	5,388

	LME Primary Aluminum Futures Contract	Short	March 2016	(4)	(158,750)	(1,300)	1,450
	Total Aluminum			310	12,224,081	98,331	(904,691)

	Copper

	CEC Copper High Grade Futures Contract	Long	December 2015	103	6,028,075	228,237	(40,495)

	CEC Copper High Grade Futures Contract	Long	March 2016	44	2,579,500	94,612	(10,192)

	CEC Copper High Grade Futures Contract	Long	May 2016	25	1,466,563	54,063	(54,837)

	LME Copper Futures Contract	Long	November 2015	86	11,120,875	412,262	(59,983)

	LME Copper Futures Contract	Short	November 2015	(86)	(11,120,875)	(412,262)	(141,200)

	LME Copper Futures Contract	Long	January 2016	50	6,447,812	237,188	53,488

	LME Copper Futures Contract	Short	January 2016	(31)	(3,997,644)	(147,056)	116,906

	LME Copper Futures Contract	Long	March 2016	61	7,856,800	282,000	(70,714)

	LME Copper Futures Contract	Short	March 2016	(2)	(257,600)	(9,400)	(2,400)
	Total Copper			250	20,123,506	739,644	(209,427)

	Lead

	LME Lead Futures Contract	Long	November 2015	57	2,378,681	21,375	(166,725)

	LME Lead Futures Contract	Short	November 2015	(32)	(1,335,400)	(12,000)	27,913

	LME Lead Futures Contract	Long	January 2016	13	544,700	4,956	(9,831)

	LME Lead Futures Contract	Long	March 2016	13	546,894	5,444	(6,012)
	Total Lead			51	2,134,875	19,775	(154,655)

22	Nuveen Investments

Commodity Group	Contract	Contract Position (6)	Contract Expiration	Number of Contracts (7)	Notional Amount at Value (7)	Variation Margin Receivable/ Payable	Unrealized Appreciation (Depreciation)

Industrial Metals (continued)	Nickel

	LME Nickel Futures Contract	Long	November 2015	80	$4,986,240	$252,000	$(457,313)

	LME Nickel Futures Contract	Short	November 2015	(73)	(4,549,944)	(229,950)	132,684

	LME Nickel Futures Contract	Long	January 2016	50	3,120,900	157,500	(179,850)

	LME Nickel Futures Contract	Short	January 2016	(50)	(3,120,900)	(157,500)	(85,740)

	LME Nickel Futures Contract	Long	March 2016	68	4,246,872	212,256	174,870
	Total Nickel			75	4,683,168	234,306	(415,349)

	Zinc

	LME Zinc Futures Contract	Long	November 2015	102	4,296,112	83,513	(516,481)

	LME Zinc Futures Contract	Short	November 2015	(70)	(2,948,312)	(57,313)	184,550

	LME Zinc Futures Contract	Long	January 2016	38	1,606,450	31,350	(92,462)

	LME Zinc Futures Contract	Short	January 2016	(1)	(42,275)	(825)	2,800

	LME Zinc Futures Contract	Long	March 2016	23	975,200	19,263	(58,650)
	Total Zinc			92	3,887,175	75,988	(480,243)
	Total Industrial Metals			778	43,052,805	1,168,044	(2,164,365)

Agriculturals	Corn

	CBOT Corn Futures Contract	Long	December 2015	324	6,281,550	(19,960)	155,216

	CBOT Corn Futures Contract	Long	March 2016	108	2,153,250	(5,359)	98,966
	Total Corn			432	8,434,800	(25,319)	254,182

	Soybean Meal

	CBOT Soybean Meal Futures Contract	Long	December 2015	213	6,581,700	73,491	(97,569)

	Soybean Oil

	CBOT Soybean Oil Futures Contract	Long	December 2015	162	2,657,448	(33,652)	(32,539)

	Soybeans

	CBOT Soybean Futures Contract	Long	November 2015	177	7,894,200	67,800	(575,498)

	CBOT Soybean Futures Contract	Long	January 2016	66	2,950,200	21,109	64,681

	CBOT Soybean Futures Contract	Long	March 2016	52	2,332,850	16,548	57,800
	Total Soybeans			295	13,177,250	105,457	(453,017)

	Wheat

	CBOT KC HRW Wheat Futures Contract	Long	December 2015	199	4,992,413	68,347	(38,376)

	CBOT Wheat Futures Contract	Long	December 2015	103	2,640,663	45,831	(156,054)

	MGEX Red Spring Wheat Futures Contract	Long	December 2015	16	421,600	5,400	(5,927)
	Total Wheat			318	8,054,676	119,578	(200,357)
	Total Agriculturals			1,420	38,905,874	239,555	(529,300)

Nuveen Investments	23

Investments in Derivatives as of September 30, 2015 (5) (continued)

Futures Contracts outstanding (continued):

Nuveen Gresham Diversified Commodity Strategy Fund (continued)

Consolidated Portfolio of Investments	September 30, 2015

Investments in Derivatives as of September 30, 2015 (5) (continued)

Futures Contracts outstanding (continued):

Commodity Group	Contract	Contract Position (6)	Contract Expiration	Number of Contracts (7)	Notional Amount at Value (7)	Variation Margin Receivable/ Payable	Unrealized Appreciation (Depreciation)

Precious Metals	Gold

	CEC Gold Futures Contract	Long	February 2016	192	$21,427,200	$(221,141)	$(305,777)

	Palladium

	NYMEX Palladium Futures Contract	Long	December 2015	19	1,236,805	(12,825)	82,770

	Platinum

	NYMEX Platinum Futures Contract	Long	January 2016	40	1,818,200	(17,560)	(183,286)

	Silver

	CEC Silver Futures Contract	Long	March 2016	79	5,753,570	(21,437)	(159,079)
	Total Precious Metals			330	30,235,775	(272,963)	(565,372)

Foods & Fibers	Cocoa

	ICE Cocoa Futures Contract	Long	December 2015	38	1,183,320	(25,190)	17,662

	ICE Cocoa Futures Contract	Long	March 2016	25	779,250	(17,000)	(22,501)
	Total Cocoa			63	1,962,570	(42,190)	(4,839)

	Coffee

	ICE Coffee C Futures Contract	Long	December 2015	69	3,139,931	12,689	(452,092)

	LIFFE Coffee Robusta Futures Contract	Long	November 2015	41	638,370	(7,620)	(66,073)
	Total Coffee			110	3,778,301	5,069	(518,165)

	Cotton

	ICE Cotton Futures Contract	Long	December 2015	137	4,140,140	(37,872)	(330,678)

	Sugar

	ICE Sugar 11 Futures Contract	Long	March 2016	304	4,385,382	141,119	266,508

	ICE Sugar Futures Contract	Long	December 2015	34	629,000	14,280	31,771
	Total Sugar			338	5,014,382	155,399	298,279
	Total Foods & Fibers			648	14,895,393	80,406	(555,403)

Livestock	Feeder Cattle

	CME Feeder Cattle Futures Contract	Long	November 2015	26	2,243,800	(56,550)	(272,626)

	CME Feeder Cattle Futures Contract	Long	January 2016	14	1,170,925	(27,475)	(115,967)
	Total Feeder Cattle			40	3,414,725	(84,025)	(388,593)

	Lean Hogs

	CME Lean Hogs Futures Contract	Long	December 2015	204	5,444,760	(26,351)	327,128

	CME Lean Hogs Futures Contract	Long	February 2016	98	2,705,780	(30,223)	(7,499)
	Total Lean Hogs			302	8,150,540	(56,574)	319,629

24	Nuveen Investments

Investment Derivatives as of September 30, 2015 (5) (continued)

Futures Contracts outstanding (continued):

Commodity Group	Contract	Contract Position (6)	Contract Expiration	Number of Contracts (7)	Notional Amount at Value (7)	Variation Margin Receivable/ Payable	Unrealized Appreciation (Depreciation)

Livestock (continued)	Live Cattle

	CME Live Cattle Futures Contract	Long	December 2015	152	$7,960,240	$(194,033)	$(749,902)

	CME Live Cattle Futures Contract	Long	February 2016	110	5,864,100	(80,879)	(581,097)
	Total Live Cattle			262	13,824,340	(274,912)	(1,330,999)
	Total Livestock			604	25,389,605	(415,511)	(1,399,963)
	Total Futures Contracts outstanding			5,582	231,404,296	748,209	(9,041,958)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Consolidated Portfolio of Investments are based on net assets.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. rating.

(3)	As of the end of the reporting period, repurchase agreement was held at the Subsidiary level. Refer to Notes to Financial Statements, Note 1 – General Information, Investment Objectives and Principal Investment Strategies and Note 8 – Basis for Consolidation and Subsidiary Information for more information.

(4)	Other assets less liabilities includes the unrealized appreciation (depreciation) of futures contracts, which are recognized as part of the deposits with brokers for open futures contracts and/or receivable or payable for variation margin as presented on the Statement of Assets and Liabilities.

(5)	As of the end of the reporting period, 100% of the Fund’s investments in derivatives are held at the Subsidiary level. Refer to Notes to Financial Statements, Note 1 – General Information, Investment Objectives and Principal Investment Strategies and Note 8 – Basis for Consolidation and Subsidiary Information for more information.

(6)	The Fund expects to invest only in long futures contracts. Some short futures positions arise in futures contracts traded on the London Metal Exchange (“LME”) solely as the result of closing existing long LME futures positions. For every short LME futures contract outstanding, the Fund had previously entered into a long LME futures contract. The London Clearing House is the counterparty for both the long and short position.

(7)	Total Number of Contracts and Notional Amount at Value include the net effect of LME short futures positions.

N/A	Not applicable.

CBOT	Chicago Board of Trade

CEC	Commodities Exchange Center

CME	Chicago Mercantile Exchange

HRW	Hard Red Winter

ICE	Intercontinental Exchange

KC	Kansas City

LIFFE	London International Financial Futures Exchange

LME	London Metal Exchange

MGEX	Minneapolis Grain Exchange

NY Harbor ULSD	New York Harbor Ultra-Low Sulfur Diesel

NYMEX	New York Mercantile Exchange

RBOB	Reformulated Gasoline Blendstock for Oxygen Blending

WTI	West Texas Intermediate

See accompanying notes to financial statements.

Nuveen Investments	25

Nuveen Gresham Long/Short Commodity Strategy Fund

Consolidated Portfolio of Investments	September 30, 2015

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SHORT-TERM INVESTMENTS – 95.9%

	U.S. Government and Agency Obligations – 79.3%

$200	U.S. Treasury Bills	0.000%	11/12/15	Aaa	$200,003

250	U.S. Treasury Bills	0.000%	12/10/15	Aaa	250,017

1,000	U.S. Treasury Bills	0.000%	2/04/16	Aaa	999,934

400	U.S. Treasury Bills	0.000%	3/03/16	Aaa	399,955

1,000	U.S. Treasury Bills	0.000%	3/31/16	Aaa	999,621

700	U.S. Treasury Bills	0.000%	4/28/16	Aaa	699,730

800	U.S. Treasury Bills	0.000%	5/26/16	Aaa	799,577

400	U.S. Treasury Bills	0.000%	6/23/16	Aaa	399,509

300	U.S. Treasury Bills	0.000%	7/21/16	Aaa	299,424

200	U.S. Treasury Bills	0.000%	9/15/16	Aaa	199,407
5,250	Total U.S. Government and Agency Obligations (cost $5,243,276)				5,247,177

	Repurchase Agreements – 16.6%

464	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/15, repurchase price $463,865, collateralized by $475,000 U.S. Treasury Notes, 2.125%, due 5/15/25, value $475,000	0.000%	10/01/15	N/A	463,865

637	Repurchase Agreement with State Street Bank, dated 9/30/15, repurchase price $637,160, collateralized by $645,000 U.S. Treasury Notes, 1.500%, due 10/31/19, value $654,675 (3)	0.000%	10/01/15	N/A	637,160
$1,101	Total Repurchase Agreements (cost $1,101,025)				1,101,025
	Total Short-Term Investments (cost $6,344,301)				6,348,202
	Other Assets Less Liabilities – 4.1% (4)				273,257
	Net Assets – 100%				$6,621,459

Investments in Derivatives as of September 30, 2015 (5)

Futures Contracts outstanding:

Commodity Group	Contract	Contract Position (6)	Contract Expiration	Number of Contracts (7)	Notional Amount at Value (8)	Variation Margin Receivable/ Payable	Unrealized Appreciation (Depreciation)

Energy	Natural Gas

	NYMEX Natural Gas Futures Contract	Short	November 2015	(3)	$(75,720)	$1,860	$6,260

	NYMEX Natural Gas Futures Contract	Short	December 2015	(14)	(378,140)	7,940	10,702
	Total Natural Gas					9,800	16,962
	Total Energy					9,800	16,962

Industrial Metals	Aluminum

	LME Primary Aluminum Futures Contract	Long	October 2015	8	315,450	3,050	(6,450)

	LME Primary Aluminum Futures Contract	Short	October 2015	(8)	(315,450)	(3,050)	8,550

	LME Primary Aluminum Futures Contract	Short	November 2015	(8)	(312,550)	(2,550)	7,350
	Total Aluminum					(2,550)	9,450

26	Nuveen Investments

Commodity Group	Contract	Contract Position (6)	Contract Expiration	Number of Contracts (7)	Notional Amount at Value (8)	Variation Margin Receivable/ Payable	Unrealized Appreciation (Depreciation)

Industrial Metals (continued)	Copper

	LME Copper Futures Contract	Long	October 2015	4	$517,900	$19,075	$10,025

	LME Copper Futures Contract	Short	October 2015	(4)	(517,900)	(19,075)	3,100

	LME Copper Futures Contract	Short	November 2015	(4)	(517,250)	(19,175)	(10,025)

	CEC Copper High Grade Futures Contract	Short	December 2015	(2)	(117,050)	(4,475)	4,175
	Total Copper					(23,650)	7,275

	Lead

	LME Lead Futures Contract	Long	October 2015	1	41,625	363	(1,569)

	LME Lead Futures Contract	Short	October 2015	(1)	(41,625)	(363)	675

	LME Lead Futures Contract	Short	November 2015	(1)	(41,731)	(375)	1,494
	Total Lead					(375)	600

	Nickel

	LME Nickel Futures Contract	Long	October 2015	2	124,518	6,282	7,566

	LME Nickel Futures Contract	Short	October 2015	(2)	(124,518)	(6,282)	5,280

	LME Nickel Futures Contract	Short	November 2015	(2)	(124,656)	(6,300)	(7,584)
	Total Nickel					(6,300)	5,262

	Zinc

	LME Zinc Futures Contract	Long	October 2015	3	126,075	2,437	(9,600)

	LME Zinc Futures Contract	Short	October 2015	(3)	(126,075)	(2,437)	12,325

	LME Zinc Futures Contract	Short	November 2015	(3)	(126,356)	(2,456)	9,394
	Total Zinc					(2,456)	12,119
	Total Industrial Metals					(35,331)	34,706

Agriculturals	Corn

	CBOT Corn Futures Contract	Short	December 2015	(12)	(232,650)	750	1,421

	Soybean Meal

	CBOT Soybean Meal Futures Contract	Short	December 2015	(5)	(154,500)	(1,750)	2,088

	Soybeans

	CBOT Soybean Futures Contract	Short	November 2015	(8)	(356,800)	(3,100)	10,386

	Soybeans

	CBOT Soybean Futures Contract	Short	December 2015	(4)	(65,616)	840	8,769

	Wheat

	CBOT KC HRW Wheat Futures Contract	Short	December 2015	(2)	(50,175)	(700)	1,027

	CBOT Wheat Futures Contract	Short	December 2015	(7)	(179,463)	(3,150)	(897)
	Total Wheat					(3,850)	130
	Total Agriculturals					(7,110)	22,794

Nuveen Investments	27

Investments in Derivatives as of September 30, 2015 (5) (continued)

Futures Contracts outstanding (continued):

Nuveen Gresham Long/Short Commodity Strategy Fund (continued)

Consolidated Portfolio of Investments	September 30, 2015

Investment Derivatives as of September 30, 2015 (5) (continued)

Futures Contracts outstanding (continued):

Commodity Group	Contract	Contract Position (6)	Contract Expiration	Number of Contracts (7)	Notional Amount at Value (8)	Variation Margin Receivable/ Payable	Unrealized Appreciation (Depreciation)

Precious Metals	Gold

	CEC Gold Futures Contract	Short	December 2015	(5)	$(557,600)	$5,800	$29,800

	Palladium

	NYMEX Palladium Futures Contract	Short	December 2015	(1)	(65,095)	675	(4,240)

	Platinum

	NYMEX Platinum Futures Contract	Short	January 2016	(1)	(45,455)	450	5,015

	Silver

	CEC Silver Futures Contract	Short	December 2015	(2)	(145,180)	550	564
	Total Precious Metals					7,475	31,139

Foods & Fibers	Cocoa

	ICE Cocoa Futures Contract	Long	December 2015	1	31,140	(680)	(1,050)

	Coffee

	LIFFE Coffee Robusta Futures Contract	Short	November 2015	(1)	(15,570)	190	940

	ICE Coffee C Futures Contract	Short	December 2015	(3)	(136,519)	(563)	20,890
	Total Coffee					(373)	21,830

	Cotton

	ICE Cotton Futures Contract	Short	December 2015	(3)	(90,660)	840	5,892

	Sugar

	ICE Sugar Futures Contract	Long	December 2015	1	18,500	420	490

	ICE Sugar 11 Futures Contract	Short	March 2016	(3)	(43,277)	(1,411)	(3,684)
	Total Sugar					(991)	(3,194)
	Total Foods & Fibers					(1,204)	23,478

Livestock	Feeder Cattle

	CME Feeder Cattle Futures Contract	Short	November 2015	(1)	(86,300)	2,175	14,650

	Lean Hogs

	CME Lean Hogs Futures Contract	Long	December 2015	8	213,520	(1,040)	8,056

	Live Cattle

	CME Live Cattle Futures Contract	Short	December 2015	(7)	(366,590)	9,030	48,613
	Total Livestock					10,165	71,319
	Total Futures Contracts outstanding					(16,205)	200,398

28	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Consolidated Portfolio of Investments are based on net assets.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. rating.

(3)	As of the end of the reporting period, repurchase agreement was held at the Subsidiary level. Refer to Notes to Financial Statements, Note 1 – General Information, Investment Objectives and Principal Investment Strategies and Note 8 – Basis for Consolidation and Subsidiary Information for more information.

(4)	Other assets less liabilities includes the unrealized appreciation (depreciation) of futures contracts, which are recognized as part of the deposits with brokers for open futures contracts and/or receivable or payable for variation margin as presented on the Statement of Assets and Liabilities.

(5)	As of the end of the reporting period, 100% of the Fund’s investments in derivatives are held at the Subsidiary level. Refer to Notes to Financial Statements, Note 1 – General Information, Investment Objectives and Principal Investment Strategies and Note 8 – Basis for Consolidation and Subsidiary Information for more information.

(6)	Some short futures positions arise in futures contracts traded on the London Metal Exchange (“LME”) solely as the result of closing existing long LME futures positions. The London Clearing House is the counterparty for both the long and short position.

(7)	The aggregate Numbers of Contracts for long and short futures contracts outstanding is 28 and (120), respectively.

(8)	The aggregate Notional Amount at Value for long and short futures contracts outstanding is $1,388,728 and $(5,410,471), respectively.

N/A	Not applicable

CBOT	Chicago Board of Trade

CEC	Commodities Exchange Center

CME	Chicago Mercantile Exchange

HRW	Hard Red Winter

ICE	Intercontinental Exchange

KC	Kansas City

LIFFE	London International Financial Futures Exchange

LME	London Metal Exchange

NYMEX	New York Mercantile Exchange

See accompanying notes to financial statements.

Nuveen Investments	29

Consolidated Statement of

Assets and Liabilities	September 30, 2015

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Assets
Short-term investments, at value:
U.S. Government and Agency Obligations (cost $195,359,793 and $5,243,276)	$195,480,379	$5,247,177
Repurchase Agreements (cost approximates market value)	18,589,288	1,101,025
Deposits with brokers for open futures contracts	17,147,053	323,120
Receivable for:
Reimbursement from Adviser	—	31,658
Shares sold	1,218,179	638
Variation margin on futures contracts	2,982,773	62,727
Other assets	27,072	9,702
Total assets	235,444,744	6,776,047
Liabilities
Payable for:
Shares redeemed	362,037	—
Variation margin on futures contracts	2,234,564	78,932
Accrued expenses:
Professional fees	35,927	35,701
Management fees	147,736	—
Shareholder reporting expenses	20,567	21,117
Trustees fees	2,111	43
12b-1 distribution and service fees	649	91
Other	150,507	18,704
Total liabilities	2,954,098	154,588
Net assets	$232,490,646	$6,621,459
Class A Shares
Net assets	$671,877	$201,588
Shares outstanding	55,330	11,838
Net asset value (“NAV”) per share	$12.14	$17.03
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$12.88	$18.07
Class C Shares
Net assets	$619,553	$56,758
Shares outstanding	52,002	3,378
NAV and offering price per share	$11.91	$16.80
Class I Shares
Net assets	$231,199,216	$6,363,113
Shares outstanding	18,884,431	372,192
NAV and offering price per share	$12.24	$17.10
Net assets consist of:
Capital paid-in	$234,315,173	$6,637,867
Undistributed (Over-distribution of) net investment income	7,096,845	(220,707)
Accumulated net realized gain (loss)	—	—
Net unrealized appreciation (depreciation)	(8,921,372)	204,299
Net assets	$232,490,646	$6,621,459
Authorized shares – per class	Unlimited	Unlimited
Par value per share	$0.01	$0.01

See accompanying notes to financial statements.

30	Nuveen Investments

Consolidated Statement of

Operations	Fiscal Year Ended September 30, 2015

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Interest Income	$191,677	$8,981
Expenses
Management fees	1,533,139	85,447
12b-1 service fees – Class A Shares	1,223	1,288
12b-1 distribution and service fees – Class C Shares	7,372	608
Shareholder servicing agent fees	107,540	1,301
Custodian fees	169,830	74,436
Trustees fees	17,592	13,068
Professional fees	49,297	38,825
Shareholder reporting expenses	53,363	1,531
Federal and state registration fees	76,450	44,359
Other	9,064	5,231
Total expenses before fee waiver/expense reimbursement	2,024,870	266,094
Fee waiver/expense reimbursement	(315,416)	(156,712)
Net expenses	1,709,454	109,382
Net investment income (loss)	(1,517,777)	(100,401)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	3,353	66
Futures contracts	(51,255,658)	(323,987)
Change in net unrealized appreciation (depreciation) of:
Investments	109,561	1,842
Futures contracts	(6,214,336)	(123,383)
Net realized and unrealized gain (loss)	(57,357,080)	(445,462)
Net increase (decrease) in net assets from operations	$(58,874,857)	$(545,863)

See accompanying notes to financial statements.

Nuveen Investments	31

Consolidated Statement of

Changes in Net Assets

	Gresham Diversified Commodity Strategy		Gresham Long/Short Commodity Strategy
	Year Ended 9/30/15	Year Ended 9/30/14	Year Ended 9/30/15	Year Ended 9/30/14
Operations
Net investment income (loss)	$(1,517,777)	$(334,765)	$(100,401)	$(164,147)
Net realized gain (loss) from:
Investments	3,353	343	66	1,416
Futures contracts	(51,255,658)	(919,866)	(323,987)	304,298
Change in net unrealized appreciation (depreciation) of:
Investments	109,561	4,539	1,842	(373)
Futures contracts	(6,214,336)	(2,514,318)	(123,383)	255,017
Net increase (decrease) in net assets from operations	(58,874,857)	(3,764,067)	(545,863)	396,211
Distributions to Shareholders
From net investment income:
Class A Shares	—	—	(44,558)	—
Class C Shares	—	—	(2,814)	—
Class I Shares	—	—	(349,232)	—
Decrease in net assets from distributions to shareholders	—	—	(396,604)	—
Fund Share Transactions
Proceeds from sale of shares	318,429,266	49,364,725	920,507	8,982,895
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	192,399	—
	318,429,266	49,364,725	1,112,906	8,982,895
Cost of shares redeemed	(86,745,914)	(4,901,815)	(1,520,056)	(9,136,202)
Net increase (decrease) in net assets from Fund share transactions	231,683,352	44,462,910	(407,150)	(153,307)
Net increase (decrease) in net assets	172,808,495	40,698,843	(1,349,617)	242,904
Net assets at the beginning of period	59,682,151	18,983,308	7,971,076	7,728,172
Net assets at the end of period	$232,490,646	$59,682,151	$6,621,459	$7,971,076
Undistributed (Over-distribution of) net investment income at the end of period	$7,096,845	$2,238,886	$(220,707)	$53,347

See accompanying notes to financial statements.

32	Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments	33

Financial

Highlights

Gresham Diversified Commodity Strategy

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (7/12)
2015	$16.75	$(0.17)	$(4.44)	$(4.61)	$—	$—	$—	$12.14
2014	17.91	(0.23)	(0.93)	(1.16)	—	—	—	16.75
2013	20.71	(0.22)	(2.28)	(2.50)	(0.30)	—	(0.30)	17.91
2012(d)	20.00	(0.04)	0.75	0.71	—	—	—	20.71
Class C (7/12)
2015	16.57	(0.28)	(4.38)	(4.66)	—	—	—	11.91
2014	17.81	(0.35)	(0.89)	(1.24)	—	—	—	16.57
2013	20.68	(0.36)	(2.27)	(2.63)	(0.24)	—	(0.24)	17.81
2012(d)	20.00	(0.07)	0.75	0.68	—	—	—	20.68
Class I (7/12)
2015	16.86	(0.13)	(4.49)	(4.62)	—	—	—	12.24
2014	17.95	(0.18)	(0.91)	(1.09)	—	—	—	16.86
2013	20.72	(0.18)	(2.27)	(2.45)	(0.32)	—	(0.32)	17.95
2012(d)	20.00	(0.03)	0.75	0.72	—	—	—	20.72

34	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(e)

(27.52)%	$672	1.53%		(1.41)%	1.31%		(1.20)%	0%
(6.48)	496	2.00		(1.91)	1.32		(1.23)	0
(12.16)	388	3.07		(2.96)	1.32		(1.21)	0
3.55	52	8.75	*	(8.63)*	1.32	*	(1.20)*	0

(28.12)	620	2.29		(2.18)	2.06		(1.96)	0
(6.96)	952	2.81		(2.73)	2.07		(1.98)	0
(12.81)	74	3.58		(3.47)	2.07		(1.96)	0
3.40	52	9.51	*	(9.40)*	2.07	*	(1.95)*	0

(27.40)	231,199	1.26		(1.14)	1.06		(.94)	0
(6.07)	58,234	1.83		(1.75)	1.07		(0.98)	0
(11.91)	18,521	2.62		(2.51)	1.07		(0.96)	0
3.60	7,147	8.52	*	(8.40)*	1.07	*	(0.95)*	0

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser.
(d)	For the period July 30, 2012 (commencement of operations) through September 30, 2012.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales divided by the average long-term market value during the period. The Fund did not invest in any long-term securities during the reporting period.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	35

Financial Highlights (continued)

Gresham Long/Short Commodity Strategy

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital		Total	Ending NAV
Class A (7/12)
2015	$19.28	$(0.30)	$(1.03)	$(1.33)	$(0.92)	$—	$—		$(0.92)	$17.03
2014	18.49	(0.30)	1.09	0.79	—	—	—		—	19.28
2013	19.64	(0.30)	(0.77)	(1.07)	(0.08)	—	—	**	(0.08)	18.49
2012(d)	20.00	(0.06)	(0.30)	(0.36)	—	—	—		—	19.64
Class C (7/12)
2015	19.02	(0.41)	(1.04)	(1.45)	(0.77)	—	—		(0.77)	16.80
2014	18.38	(0.44)	1.08	0.64	—	—	—		—	19.02
2013	19.61	(0.44)	(0.77)	(1.21)	(0.02)	—	—	**	(0.02)	18.38
2012(d)	20.00	(0.08)	(0.31)	(0.39)	—	—	—		—	19.61
Class I (7/12)
2015	19.35	(0.24)	(1.04)	(1.28)	(0.97)	—	—		(0.97)	17.10
2014	18.51	(0.26)	1.10	0.84	—	—	—		—	19.35
2013	19.65	(0.25)	(0.79)	(1.04)	(0.09)	—	(0.01)		(0.10)	18.51
2012(d)	20.00	(0.05)	(0.30)	(0.35)	—	—	—		—	19.65

36	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(e)

(7.08)%	$202	3.76%		(3.66)%	1.71%		(1.61)%	0%
4.16	991	3.41		(3.32)	1.72		(1.63)	0
(5.40)	1,100	5.43		(5.32)	1.72		(1.61)	0
(1.80)	49	9.16	*	(9.07)*	1.72	*	(1.63)*	0

(7.84)	57	4.60		(4.48)	2.46		(2.34)	0
3.43	54	4.21		(4.12)	2.47		(2.38)	0
(6.12)	52	5.30		(5.18)	2.47		(2.35)	0
(1.95)	49	9.90	*	(9.81)*	2.47	*	(2.38)*	0

(6.85)	6,363	3.61		(3.48)	1.46		(1.34)	0
4.48	6,926	3.01		(2.92)	1.47		(1.38)	0
(5.24)	6,576	4.26		(4.14)	1.47		(1.35)	0
(1.75)	6,778	8.91	*	(8.82)*	1.47	*	(1.38)*	0

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser.
(d)	For the period July 30, 2012 (commencement of operations) through September 30, 2012.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales divided by the average long-term market value during the period. The Fund did not invest in any long-term securities during the reporting period.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	37

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust V (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Gresham Diversified Commodity Strategy Fund (“Gresham Diversified Commodity Strategy”) and Nuveen Gresham Long/Short Commodity Strategy Fund (“Gresham Long/Short Commodity Strategy”) (each a “Fund” and collectively, the “Funds”), as diversified Funds, among others. The Trust was organized as a Massachusetts business trust on September 27, 2006.

The end of the reporting period for the Funds is September 30, 2015, and the period covered by these Notes to Financial Statements is the fiscal year ended September 30, 2015 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Gresham Investment Management LLC (“Gresham”), an affiliate of the Adviser and Nuveen Asset Management, LLC (“NAM”), a subsidiary of the Adviser, (collectively, the “Sub-Advisers”). The Adviser has selected Gresham, acting through its Near Term Active division, to manage each Fund’s commodity investment strategy. The Adviser has selected NAM to manage each Fund’s fixed income investments.

Investment Objectives and Principal Investment Strategies

Gresham Diversified Commodity Strategy’s investment objective is to seek attractive total return. Under normal market conditions, the Fund invests primarily in a diversified portfolio of commodity futures contracts and fixed income investments. The Fund’s investment strategy has two elements:

•	A portfolio of exchange-traded commodity futures contracts providing long-only exposure to all principal groups in the global commodity markets which is actively managed by Gresham, pursuant to its proprietary Tangible Asset Program® ( “TAP®”), a fully collateralized, long-only, rules-based commodity investment strategy; and

•	A portfolio of cash equivalents, U.S. government securities and other high-quality short-term debt securities which is actively managed by NAM.

Gresham Long/Short Commodity Strategy’s investment objective is to seek attractive total return. Under normal market conditions, the Fund invests primarily in a diversified portfolio of commodity futures contracts and fixed income investments. The Fund’s investment strategy has two elements:

•	A portfolio of long and/or short exchange-traded commodity futures contracts providing long and/or short exposure to all principal groups in the global commodity markets which is actively managed by Gresham, pursuant to its proprietary Long/Short Strategy, a fully collateralized, long/short rules-based commodity investment strategy; and

•	A portfolio of cash equivalents, U.S. government securities and other high-quality short-term debt securities which is actively managed by NAM.

Each Fund invests in a diversified portfolio of exchange-traded commodity futures contracts with an aggregate value substantially equal to the Funds’ net assets. The Funds invest in futures contracts in the six principal commodity groups in the global commodities markets: energy; industrial metals; agriculture; precious metals; foods and fibers; and livestock. The Funds may also invest in commodity-linked forward contracts, notes, swap agreements and other derivative instruments that provide investment exposure to commodities.

Although the Funds may make investments in commodity-linked derivative instruments directly, Gresham Diversified Commodity Strategy and Gresham Long/Short Commodity Strategy expect to primarily gain exposure to these investments by investing in the Gresham Diversified Commodity Fund Ltd. and Gresham Long/Short Commodity Fund Ltd., respectively, (each a “Subsidiary” and collectively the “Subsidiaries”) wholly-owned subsidiaries of the Funds organized under the laws of the Cayman Islands. The Subsidiaries are advised by the Adviser and sub-advised by Gresham. Each Fund’s investment in its Subsidiary is intended to provide the Fund with exposure to commodity markets within the limits of current federal income tax laws applicable to investment companies such as the Funds, which limit the ability of investment companies to invest directly in commodity-linked derivative instruments. The Subsidiaries have the same investment objective as each of their respective Funds, but unlike the Funds, they may invest without limitation in commodity-linked derivative instruments. The Subsidiaries are otherwise subject to the same fundamental and non-fundamental investment restrictions as the Funds. Except as otherwise noted, for purposes of this report, references to the Funds’ investments may also be deemed to include each Fund’s indirect investments through its Subsidiary.

38	Nuveen Investments

Each Fund intends to invest up to 25% of its net assets in its Subsidiary, which in turn invests in a diversified portfolio of exchange-traded commodity futures contracts. Because commodity futures contracts provide investment exposure that greatly exceeds the margin requirements for such positions, the Subsidiary will be able to use this small portion of each Fund’s net assets to gain exposure to commodity futures contracts with an aggregate value substantially equal to 100% of each Fund’s net assets.

Assets not invested by the Funds in the Subsidiaries or directly in commodity-linked derivative instruments are invested by NAM in cash equivalents, U.S. government securities and other high-quality short-term debt securities with final terms not exceeding one year at the time of investment. The Funds’ fixed income investments consist primarily of direct and guaranteed obligations of the U.S. government and senior obligations of U.S. government agencies as well as money market securities. The Funds’ investments in cash equivalents and short-term debt securities (other than U.S. government securities) will be rated at all times at the applicable highest short-term or long-term debt or deposit rating or money market fund rating as determined by at least one nationally recognized statistical rating organization or, if unrated, judged by NAM to be of comparable quality.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same for federal income tax purposes.

Investment Income

Interest income, which reflects the amortization of premiums and includes accretion of discount for financial reporting purposes, is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Consolidated Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Consolidated Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties.

Nuveen Investments	39

Notes to Financial Statements (continued)

The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Commodity futures contracts traded on an exchange are valued at the final settlement price or official closing price as determined by the principal exchange on which the instruments are traded as supplied by independent pricing services. These investments are generally classified as Level 1. Over-the-counter commodity futures contracts not traded on an exchange are valued, in order of hierarchy, by independent pricing services, price quotations obtained from counterparty broker-dealers, or through fair valuation methodologies as determined by the Adviser. These investments are generally classified as Level 2. Additionally, events may occur after the close of the market, but prior to the determination of each Fund’s NAV, that may affect the values of each Fund’s investments. In such circumstances, the Adviser will determine a fair valuation for such investments that in its opinion is reflective of fair market value. These investments are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Prices of fixed-income securities, including, but not limited to, highly rated zero coupon fixed-income securities and U.S. Treasury bills, issued with maturities of one year or less, are provided by a pricing service approved by the Adviser. These securities are generally classified as Level 2. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

40	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Gresham Diversified Commodity Strategy	Level 1	Level 2	Level 3	Total
Short-Term Investments:
U.S. Government and Agency Obligations	$—	$195,480,379	$—	$195,480,379
Repurchase Agreements	—	18,589,288	—	18,589,288
Investments in Derivatives:
Futures Contracts*	(9,041,958)	—	—	(9,041,958)
Total	$(9,041,958)	$214,069,667	$—	$205,027,709

Gresham Long/Short Commodity Strategy
Short-Term Investments:
U.S. Government and Agency Obligations	$—	$5,247,177	$—	$5,247,177
Repurchase Agreements	—	1,101,025	—	1,101,025
Investments in Derivatives:
Futures Contracts*	200,398	—	—	200,398
Total	$200,398	$6,348,202	$—	$6,548,600
*	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Consolidated Portfolio of Investments.

The Funds’ Board of Trustees (the “Board”) is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Nuveen Investments	41

Notes to Financial Statements (continued)

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Gresham Diversified Commodity Strategy
	Fixed Income Clearing Corporation	$766,884	$(766,884)	$—
	State Street Bank	17,822,404	(17,822,404)	—
Total		$18,589,288	$(18,589,288)	$—
Gresham Long/Short Commodity Strategy
	Fixed Income Clearing Corporation	$463,865	$(463,865)	$—
	State Street Bank	637,160	(637,160)	—
Total		$1,101,025	$(1,101,025)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Consolidated Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Consolidated Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Each Fund invests in commodity futures contracts. Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Consolidated Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Consolidated Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Consolidated Statement of Operations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Consolidated Statement of Operations.

Risks of investments in commodity futures contracts include possible adverse movement in the price of the commodities underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and the possibility that a change in the value of the contract may not correlate with a change in the value of the underlying commodities.

The average notional amount of futures contracts outstanding during the current fiscal period, was as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Average notional amount of futures contracts outstanding*	$158,566,607	$5,557,541
*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal period and at the end of each quarter within the current fiscal period.

42	Nuveen Investments

The following table presents the fair value of all futures contracts held by the Funds as the end of the reporting period, the location of these instruments on the Consolidated Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Consolidated Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Gresham Diversified Commodity Strategy

Commodity	Futures contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	$787,962	Payable for variation margin on futures contracts*	$1,442,912
		Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	(6,291,093)	Payable for variation margin on futures contracts*	(4,981,739)
Total			$(5,503,131)		$(3,538,827)

Gresham Long/Short Commodity Strategy

Commodity	Futures contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	$150,707	Payable for variation margin on futures contracts*	$94,790
		Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	(21,859)	Payable for variation margin on futures contracts*	(23,240)
Total			$128,848		$71,550
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Consolidated Portfolio of Investments and not the asset and liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Consolidated Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Gresham Diversified Commodity Strategy	Commodity	Futures contracts	$(51,255,658)	$(6,214,336)
Gresham Long/Short Commodity Strategy	Commodity	Futures contracts	(323,987)	(123,383)

Financial Instrument Risk

The financial instruments used by the Funds are commodity futures, whose values are based upon an underlying asset and generally represent future commitments that have a reasonable possibility of being settled in cash or through physical delivery. As of the end of the reporting period, the financial instruments held by the Funds are traded on an exchange and are standardized contracts.

Market risk is the potential for changes in the value of the financial instruments traded by the Funds due to market changes, including fluctuations in commodity prices. Investing in commodity futures contracts involves the Funds entering into contractual commitments to purchase or sell a particular commodity at a specified date and price. The market risk associated with each Fund’s commitments to purchase commodities will be limited to the gross or face amount of the contracts held. Each Fund’s exposure to market risk may be influenced by a number of factors, including changes in international balances of payments and trade, currency devaluations and revaluations, changes in interest and foreign currency exchange rates, price volatility of commodity futures contracts and market liquidity, weather, geopolitical events and other factors.

Credit risk is the possibility that a loss may occur due to the failure of a counterparty performing according to the terms of the futures and option contracts. A Fund may be exposed to credit risk from its investments in commodity futures contracts and options on commodity futures contracts resulting from the clearing house associated with a particular exchange failing to meet its obligations to the Fund. In general, clearing houses are backed by their corporate members who may be required to share in the financial burden resulting from the nonperformance of one of their members, which should significantly reduce this credit risk. In cases where the clearing house is not backed by the clearing members (i.e., as in some foreign exchanges), it may be backed by a consortium of banks or other financial institutions. There can be no assurance that any counterparty, clearing member or clearing house will meet its obligations to the Fund. Gresham Long/Short Commodity Strategy is subject to short exposure when it sells short a futures contract. Short sales are transactions in which the Fund initiates a position by selling a futures contract short. A short futures position allows the short seller to profit from declines in the price of the underlying commodity to the extent such declines exceed the transaction costs. In a short sale transaction, the Fund must deliver the underlying commodity at the contract price to a buyer of the contract who stands for delivery under the rules of the exchange that lists the contract or must offset the contract by entering into an opposite and offsetting transaction in the market.

Nuveen Investments	43

Notes to Financial Statements (continued)

A short sale creates the risk of an unlimited loss since the price of the underlying commodity in a futures contract could theoretically increase without limit, thus increasing the cost of covering the short positions. In circumstances where a market has reached its maximum price limits imposed by the exchange, the short seller may be unable to offset its short position until the next trading day, when prices could increase again in rapid trading.

Each Fund’s risk of loss in the event of counterparty default is typically limited to the amounts recognized on the Consolidated Statement of Assets and Liabilities and not represented by the contract or notional amounts of the instruments.

The commodity markets have volatility risk. The commodity markets have experienced periods of extreme volatility. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant reductions in values of a variety of commodities. Similar future market conditions may result in rapid and substantial valuation increases or decreases in the Fund’s holdings. In addition, volatility in the commodity and securities markets may directly and adversely affect the setting of distribution rates on the Funds’ shares.

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 9/30/15		Year Ended 9/30/14
Gresham Diversified Commodity Strategy	Shares	Amount	Shares	Amount
Shares sold:
Class A	109,706	$1,523,633	253,485	$4,567,193
Class C	8,047	103,397	56,981	1,033,378
Class I	21,901,288	316,802,236	2,442,188	43,764,154
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
	22,019,041	318,429,266	2,752,654	49,364,725
Shares redeemed:
Class A	(83,953)	(1,185,976)	(245,593)	(4,487,739)
Class C	(13,527)	(191,239)	(3,678)	(64,259)
Class I	(6,471,860)	(85,368,699)	(19,258)	(349,817)
	(6,569,340)	(86,745,914)	(268,529)	(4,901,815)
Net increase (decrease)	15,449,701	$231,683,352	2,484,125	$44,462,910

	Year Ended 9/30/15		Year Ended 9/30/14
Gresham Long/Short Commodity Strategy	Shares	Amount	Shares	Amount
Shares sold:
Class A	15,660	$280,194	32,412	$600,414
Class C	810	15,000	—	—
Class I	34,182	625,313	447,817	8,382,481
Shares issued to shareholders due to reinvestment of distributions:
Class A	2,352	42,250	—	—
Class C	26	465	—	—
Class I	8,316	149,684	—	—
	61,346	1,112,906	480,229	8,982,895
Shares redeemed:
Class A	(57,606)	(1,030,821)	(40,511)	(758,570)
Class C	(285)	(4,929)	—	—
Class I	(28,149)	(484,306)	(445,153)	(8,377,632)
	(86,040)	(1,520,056)	(485,664)	(9,136,202)
Net increase (decrease)	(24,694)	$(407,150)	(5,435)	$(153,307)

5. Investment Transactions

The Funds did not have any purchases or sales of long-term investments during the current fiscal period.

44	Nuveen Investments

6. Income Tax Information

Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code (“Code”) applicable to regulated investment companies (“RICs”). Therefore, no federal income tax provision is required.

Each Fund’s ability to make direct and indirect investments in commodities and certain related investments is limited by the Fund’s intention to qualify as a RIC under the Code. If a Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. tax purposes, the Fund’s status as a RIC may be jeopardized. Each Fund’s investment in its Subsidiary is intended to provide additional exposure to commodities while allowing the Fund to satisfy the requirements applicable to RICs. In the past, the IRS had issued private letter rulings to RICs to the effect that income deemed to be received from their wholly-owned subsidiaries meets the requirements of RIC qualification without regard to whether it is currently paid to the parent mutual fund in the form of a cash dividend (“repatriated”). In 2011 the IRS suspended the issuance of such rulings while considering the release of published guidance on the issue. It is unclear whether such guidance will be favorable to RICs or would eliminate the need for newly organized funds to seek their own rulings. The Funds have not received a private letter ruling. In the absence of a private letter ruling or guidance to the same or similar effect, the Funds will rely upon an opinion of counsel to the effect that, consistent with Section 851(b) of the Code, income received from a controlled foreign corporation (“CFC”) by a RIC will be considered qualifying income if it is distributed from the CFC in the year earned, and the Subsidiaries will be operated consistent with the statutory provision. To the extent that income from the CFC is not distributed by the CFC in the current year, such income will nonetheless be considered qualifying income as it meets the definition of other qualifying income defined in IRC Section 851(b). Any amount not distributed by the CFC in the current fiscal year will be distributed in the subsequent fiscal year. However, if a Fund were to fail to qualify as a RIC in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income.

If the Subsidiaries do not make the distributions, or do not make the distributions in the year earned, the Funds will still be required to recognize the Subsidiaries’ income including net investment income, net realized gain on futures contracts and certain net unrealized gains on futures contracts as ordinary income for the purposes of calculating the Funds’ own taxable income. Net losses earned by the Subsidiaries may not be netted with income or gain earned within the Funds and may not be carried forward for use in future years.

For all open tax years and all major taxing jurisdictions, the management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of September 30, 2015, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Cost of investments	$213,949,081	$6,344,301
Gross unrealized:
Appreciation	$120,586	$3,901
Depreciation	—	—
Net unrealized appreciation (depreciation) of investments	$120,586	$3,901

Permanent differences, primarily due to calculation of taxable income from the Subsidiaries, distribution reallocations and net operating losses, resulted in reclassifications among the Funds’ components of net assets as of September 30, 2015, the Funds’ tax year end, as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Capital paid-in	$(6,226,118)	$(46,064)
Undistributed (Over-distribution of) net investment income	6,229,471	47,546
Accumulated net realized gain (loss)	(3,353)	(1,482)

Nuveen Investments	45

Notes to Financial Statements (continued)

The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2015, the Funds’ tax year end, were as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Undistributed net ordinary income[1]	$—	$—
Undistributed net long-term capital gains	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended September 30, 2015 and September 30, 2014, was designated for purposes of the dividends paid deduction as follows:

2015	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Distributions from net ordinary income[1]	$—	$396,604
Distributions from net long-term capital gains	—	—

2014	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Distributions from net ordinary income[1]	$—	$—
Distributions from net long-term capital gains	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Funds have elected to defer losses as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Post-October capital losses[2]	$—	$—
Late-year ordinary losses[3]	1,192,760	20,937
[2]	Capital losses incurred from November 1, 2014 through September 30, 2015, the Funds’ tax year end.
[3]	Ordinary losses incurred from January 1, 2015 through September 30, 2015, and/or specified losses incurred from November 1, 2014 through September 30, 2015.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Gresham and NAM are compensated for their services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
For the first $125 million	0.8000%	1.0000%
For the next $125 million	0.7875	0.9875
For the next $250 million	0.7750	0.9750
For the next $500 million	0.7625	0.9625
For the next $1 billion	0.7500	0.9500
For net assets over $2 billion	0.7250	0.9250

46	Nuveen Investments

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of September 30, 2015, the complex-level fee rate for each Fund was 0.1646%.

Gresham manages the Subsidiaries’ commodity investments on a discretionary basis, subject to the supervision of the Adviser. The Subsidiaries do not pay the Adviser or Gresham a management fee for their services. The Subsidiaries have also entered into separate contracts for the provision of custody and transfer agency services and pay custody, transfer agency, trustees and legal expenses. Each Fund, as the sole shareholder of its Subsidiary, will bear the costs of these services, which will ultimately be borne by shareholders of the Funds.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, acquired fund fees and expenses and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Expense Cap	Expense Cap Expiration Date
Gresham Diversified Commodity Strategy	1.10%	September 30, 2016
Gresham Long/Short Commodity Strategy	1.50	September 30, 2016

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Sales charges collected (Unaudited)	$1,048	$—
Paid to financial intermediaries (Unaudited)	916	—

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Commission advances (Unaudited)	$911	$150

Nuveen Investments	47

Notes to Financial Statements (continued)

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
12b-1 fees retained (Unaudited)	$2,357	$453

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to the shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
CDSC retained (Unaudited)	$124	$—

As of the end of the reporting period, Nuveen and Gresham, owned shares of the following Fund as follows:

Gresham Long/Short Commodity Strategy
Class A Shares	2,500
Class C Shares	2,500
Class I Shares	345,000

8. Basis for Consolidation and Subsidiary Information

Gresham Diversified Commodity Fund Ltd. and Gresham Long/Short Commodity Fund Ltd. were each incorporated as wholly-owned subsidiaries acting as investment vehicles of Gresham Diversified Commodity Strategy and Gresham Long/Short Commodity Strategy, respectively, in order to effect certain investments for the Funds consistent with the Funds’ investment objectives and policies as specified in their prospectus and statement of additional information. Under the Articles of Association, shares issued by the Subsidiaries confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiaries and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiaries.

Each Fund’s Consolidated Portfolio of Investments includes the portfolio holdings, including investments in derivatives, of the Fund and the Subsidiary. Each Fund’s Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets include the accounts of the Fund and the Subsidiary, and all inter-fund transactions and balances have been eliminated.

The following table summarizes the structure, incorporation and relationship information of the Subsidiaries, and certain financial information of the Subsidiaries recognized in the consolidated financial statements referred to above.

	Gresham Diversified Commodity Strategy Fund, Ltd.	Gresham Long/Short Commodity Strategy Fund, Ltd.
Date of Incorporation	April 10, 2012	April 10, 2012

Fund Net Assets
Gresham Diversified Commodity Strategy	$232,490,646	$—
Gresham Long/Short Commodity Strategy	—	6,621,459
Subsidiary % of Fund net assets	15.35%	14.08%

Consolidated Financial Statement Information
Total assets	$44,759,624	$944,075
Total liabilities	9,071,705	11,458
Net assets	35,687,919	932,617
Total investment income	1,609	42
Net investment income (loss)	(146,265)	(65,447)
Net realized gain (loss) from futures contracts	(51,255,658)	(323,987)
Change in net unrealized appreciation (depreciation) of futures contracts	(6,214,336)	(123,383)
Increase (decrease) in net assets	28,838,728	(61,619)

9. Subsequent Events

Change in Contingent Deferred Sales Charge (CDSC) Schedule

Effective November 1, 2015, shareholders purchasing $1 million or more of Class A Shares at NAV without an up-front sales charge will be assessed a CDSC of 1.00% on any shares redeemed within eighteen months of purchase, unless the redemption is eligible for a CDSC reduction or waiver as specified in the Funds’ statement of additional information.

48	Nuveen Investments

Additional

Fund Information (Unaudited)

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Advisers

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Gresham Investment Management LLC

Near Term Active division

67 Irving Place

New York, NY 10003

Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at
(800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at
(800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	49

Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Barclay BTOP50 Index: An index that seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Bloomberg Commodity Index: An unmanaged index that seeks to provide broadly diversified representation of commodity markets as an asset class. The index is made up of exchange-traded futures on physical commodities and currently represents 20 commodities. Commodity weightings are based on production and liquidity, subject to weighting restrictions applied annually such that no related group of commodities constitutes more than 33% of the index and no single commodity constitutes more than 15% or less than 2% of the index.

Commodity: A physical good, such as an agricultural product or metal, that is interchangeable with other goods of the same type. Commodity futures (contracts for the future delivery of a standardized amount of the commodity) are traded on exchanges such as the Chicago Board of Trade.

Flat Position: Instead of shorting a futures contract when market signals dictate, the Fund will not have a futures contract position for that commodity, and will instead move that position to cash.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Commodities General Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Commodities General Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect applicable sales charges.

Long Position: A security a fund owns in its portfolio.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Short Position: A security a fund does not own, but has sold through the delivery of a borrowed security.

50	Nuveen Investments

Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Trustees of each Fund (each, a “Board,” and each Trustee, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-advisers to the respective Fund and determining whether to continue such Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between (a) the Adviser and Gresham Investment Management LLC (“Gresham”) and (b) the Adviser and Nuveen Asset Management, LLC (“NAM” and, together with Gresham, the “Sub-Advisers”). Following an initial term with respect to each Fund upon its commencement of operations, the Board is required to consider the continuation of the Advisory Agreements on an annual basis pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, at an in-person meeting held on May 11-13, 2015 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Funds.

In preparation for its considerations at the May Meeting, the Board received in advance of the meeting extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, including, among other things, the nature, extent and quality of services provided by the Adviser and the Sub-Advisers (the Adviser and Sub-Advisers are collectively, the “Fund Advisers” and each, a “Fund Adviser”); Fund performance including performance assessments against peers and the appropriate benchmark(s); fee and expense information of the Funds compared to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and profitability information of the Fund Advisers as described in further detail below. As part of its annual review, the Board also held a separate meeting on April 14-15, 2015 to review the Funds’ investment performance and consider an analysis by the Adviser of the Sub-Advisers which generally evaluated each Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, and the performance of the Funds, and any significant changes to the foregoing. During the review, the Independent Board Members asked questions of and requested additional information from management.

The Board considered that the evaluation process with respect to the Fund Advisers is an ongoing process that encompassed the information and knowledge gained throughout the year. The Board, acting directly or through its committees, met regularly during the course of the year and received information and considered factors at each meeting that would be relevant to its annual consideration of the Advisory Agreements, including information relating to Fund performance; Fund expenses; investment team evaluations; and valuation, compliance, regulatory and risk matters. In addition to regular reports, the Adviser provided special reports to the Board to enhance the Board’s understanding on topics that impact some or all of the Nuveen funds and the Adviser (such as presentations on risk and stress testing; the new governance, risk and compliance system; cybersecurity developments; Nuveen fund accounting and reporting matters; regulatory developments impacting the investment company industry and the business plans or other matters impacting the Adviser). The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

The Board had created several standing committees including the Open-End Funds Committee and the Closed-End Funds Committee to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These Committees met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

The Board also continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members made site visits to multiple NAM equity and fixed-income investment teams in June 2014.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. The Independent Board Members also received a memorandum from independent legal counsel outlining the legal standards for their consideration of the proposed continuation of the Advisory Agreements. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

Nuveen Investments	51

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

The Board took into account all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers; (b) the investment performance of the Funds and Fund Advisers; (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers; (d) the extent of any economies of scale; (e) any benefits derived by the Fund Advisers from the relationship with the Funds; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreements for each Fund. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to each respective Fund. The Board reviewed information regarding, among other things, each Fund Adviser’s organization and business, the types of services that each Fund Adviser or its affiliates provided to the Funds, the performance record of the Funds (as described in further detail below), and any initiatives that had been undertaken on behalf of the open-end product line. The Board recognized the high quality of services the Adviser had provided to the Funds over the years and the conscientiousness with which the Adviser provided these services. The Board also considered the improved capital structure of Nuveen Investments, Inc. (“Nuveen”) (the parent of the Adviser) following the acquisition of Nuveen by TIAA-CREF in 2014 (the “TIAA-CREF Transaction”).

With respect to the services, the Board noted the Funds were registered investment companies that operated in a regulated industry and considered the myriad of investment management, administrative, compliance, oversight and other services the Adviser provided to manage and operate the Funds. Such services included, among other things: (a) product management (such as analyzing ways to better position a Nuveen fund in the marketplace, setting dividends; maintaining relationships to gain access to distribution platforms; and providing shareholder communications); (b) fund administration (such as preparing tax returns and other tax compliance services, preparing regulatory filings and shareholder reports; managing fund budgets and expenses; overseeing a fund’s various service providers and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of the funds’ sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing the funds’ sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; evaluating brokerage transactions and securities lending, overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; reporting to the Board on various matters including performance, risk and valuation; and participating in fund development, leverage management, and the developing or interpreting of investment policies and parameters).

In its review, the Board considered information highlighting the various initiatives that the Adviser had implemented or continued during the last year to enhance its services to the Nuveen funds. The Board recognized that some of these initiatives are a result of a multi-year process. In reviewing the activities of 2014, the Board recognized the Adviser’s continued focus on fund rationalization for open-end funds through mergers, fund closures or repositioning the funds in seeking to enhance shareholder value, reduce costs, improve performance, eliminate fund overlap and better meet shareholder needs. The Board noted the Adviser’s investment in additional staffing to strengthen and improve its services to the Nuveen funds, including with respect to risk management and valuation. The Board recognized that expanding the depth and range of its risk oversight activities had been a major priority for the Adviser in recent years, and the Adviser continued to add to the risk management team, develop additional risk management programs and create committees or other teams designated to oversee or evaluate certain risks, such as liquidity risk, enterprise risk, investment risk and cybersecurity risk. The Adviser had also continued to add to the valuation team, launched its centralized securities valuation system which is intended to provide for uniform pricing and reporting across the complex as the system continues to develop, continued to refine its valuation analysis and updated related policies and procedures and evaluated and assessed pricing services. The Board considered the Adviser’s ongoing investment in information technology and operations and the various projects of the information technology team to support the continued growth and complexity of the Nuveen funds and increase efficiencies in their operations. The Board also recognized the Adviser’s strong commitment to compliance and reviewed information reflecting the compliance group’s ongoing activities to enhance its compliance system and refine its compliance procedures as well as the Chief Compliance Officer’s report regarding the compliance team, the initiatives the team had undertaken in 2014 and proposed for 2015, the compliance functions and reporting process, the record of compliance with the policies and procedures and its supervision activities of other service providers.

With respect to the open-end fund product line, the Adviser had also, among other things: developed new funds in seeking to enhance the product line; enhanced the reporting to the Board and its committees regarding payments to intermediaries; and continued to explore opportunities for potential funds.

52	Nuveen Investments

As noted, the Adviser also oversees the Sub-Advisers who primarily provide the portfolio advisory services to the Funds. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Advisers and managing the sub-advisory relationships. In considering the Sub-Advisory Agreements and supplementing its prior knowledge, the Board considered a current report provided by the Adviser analyzing, among other things, each Sub-Adviser’s investment team and changes thereto, investment approach, organization and history, and assets under management, and the investment performance of each Fund (or the portion of a Fund’s portfolio allocated to the respective Sub-Adviser).

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to each Fund under each respective Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of the Funds over various time periods. The Board reviewed reports, including an analysis of each Fund’s performance and the applicable investment teams. The Board reviewed, among other things, each Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter and one-year periods ending December 31, 2014, as well as performance information reflecting the first quarter of 2015. In its review, the Board noted that it also reviewed Fund performance results at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund would vary depending on when such shareholder invested in the fund, the class held (if multiple classes are offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	Open-end funds offer multiple classes and the performance data provided for open-end funds was based on Class A shares. The performance of the other classes of a fund, however, should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The Board recognized that the funds in the Performance Peer Group may differ somewhat from the Nuveen fund with which it is being compared and due to these differences, performance comparisons between certain of the Nuveen funds and their Performance Peer Groups may be inexact and the relevancy limited. The Board considered that management had classified the Performance Peer Group as low, medium and high in relevancy. The Board took the analysis of the relevancy of the Performance Peer Group into account when considering the comparative performance data. The Board also considered comparative performance of an applicable benchmark. While the Board was cognizant of the relative performance of a Fund’s peer set and/or benchmark(s), the Board evaluated Fund performance in light of the respective Fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the Fund with its peers and/or benchmarks result in differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data, the Independent Board Members noted the following with respect to the Funds:

For Nuveen Gresham Diversified Commodity Strategy Fund (the “Diversified Commodity Strategy Fund”), the Board noted that the Fund ranked in its Performance Peer Group in the third quartile and underperformed its benchmark for the one-year period. The Board noted, however, that the Fund was relatively new with a performance history that was too short to make a conclusive assessment of its limited performance record.

For Nuveen Gresham Long/Short Commodity Strategy Fund (the “Long/Short Commodity Strategy Fund”), the Board noted that the Fund ranked in its Performance Peer Group in the first quartile and outperformed its benchmarks for the one-year period. The Board noted, however, that the Fund was relatively new with a performance history that was too short to make a conclusive assessment of its limited performance record.

Nuveen Investments	53

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) and, with respect to open-end funds, to a more focused subset in the Peer Universe (the “Peer Group”), each selected by an independent third-party fund data provider. The Independent Board Members reviewed the methodology regarding the construction of the Peer Universe and Peer Group for each Fund. The Board reviewed, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the average and median fee and expense levels of the Peer Universe and/or Peer Group. The Board noted that the net total expense ratios paid by investors in the Funds were the most representative of an investor’s net experience. The Board Members also considered any fee waivers and/or expense reimbursement arrangements currently in effect for the Funds.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; and differences in services provided can impact the comparative data limiting the usefulness of the data to help make a conclusive assessment of the Funds’ fees and expenses.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds had a net expense ratio near or below their peer average.

The Independent Board Members recognized that the Long/Short Commodity Strategy Fund had a net expense ratio higher than the peer average, but a net management fee that was below the peer average (noting that there was not a management fee after fee waivers and expense reimbursements for the latest fiscal year), and the Diversified Commodity Strategy Fund had a net management fee below its peer average and a net expense ratio in line with its peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board considered information regarding the fees a Fund Adviser assessed to the Nuveen funds compared to that of other clients as described in further detail below. With respect to non-municipal funds, such other clients of the Adviser and/or its affiliated sub-advisers may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

The Board recognized that each Fund had affiliated sub-advisers and therefore the overall Fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the Sub-Advisers. In reviewing the nature of the services provided by the Adviser, including through its affiliated sub-advisers, the Board considered the range of advisory fee rates for retail and institutional managed accounts advised by Nuveen-affiliated sub-advisers. The Board also reviewed, among other things, the average fee the affiliated sub-advisers assessed such clients as well as the range of fee rates assessed to the different types of clients (such as retail, institutional and wrap accounts as well as non-Nuveen funds) applicable to such sub-advisers.

In reviewing the comparative information, the Board also reviewed information regarding the differences between the Funds and the other clients, including differences in services provided, investment policies, investor profiles, compliance and regulatory requirements and account sizes. The Board recognized the breadth of services necessary to operate a registered investment company (as described above) and that, in general terms, the Adviser provided the administrative and other support services to the Funds and, although the Sub-Advisers may provide some of these services, the Sub-Advisers essentially provided the portfolio management services. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Independent Board Members considered the differences in structure and operations of separately managed accounts and hedge funds from registered funds and noted that the range of day-to-day services was not generally of the breadth required for the registered funds. Many of the additional administrative services provided by the Adviser were not required for institutional clients or funds sub-advised by a Nuveen-affiliated sub-adviser that were offered by other fund groups. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things,

54	Nuveen Investments

differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believed such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed, among other things, the adjusted operating margins for Nuveen for the last two calendar years, the revenues, expenses, net income (pre-tax and after-tax) and net revenue margins (pre-tax and after-tax) of Nuveen’s managed fund advisory activities for the last two calendar years, the allocation methodology used by Nuveen in preparing the profitability data and a history of the adjustments to the methodology due to changes in the business over time. The Independent Board Members also reviewed the revenues, expenses, net income (pre-tax and after-tax) and revenue margin (pre-tax and post-tax) of the Adviser and, as described in further detail below, each affiliated sub-adviser for the 2014 calendar year. In reviewing the profitability data, the Independent Board Members noted the subjective nature of cost allocation methodologies used to determine profitability as other reasonable methods could also have been employed but yield different results. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2014. The Independent Board Members recognized that Nuveen’s net revenue margin from advisory activities for 2014 was consistent with 2013. The Independent Board Members also considered the profitability of Nuveen in comparison to the adjusted operating margins of other investment advisers with publicly available data and with comparable assets under management (based on asset size and asset composition) to Nuveen. The Independent Board Members noted that Nuveen’s adjusted operating margins appeared to be reasonable in relation to such other advisers. The Independent Board Members, however, recognized the difficulty of making comparisons of profitability from fund investment advisory contracts as the information is not generally publicly available, the information for the investment advisers that was publicly available may not be representative of the industry and various other factors would impact the profitability data such as differences in services offered, business mix, expense methodology and allocations, capital structure and costs, complex size, and types of funds and other accounts managed.

The Independent Board Members noted this information supplemented the profitability information requested and received during the year and noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes during the year.

The Independent Board Members determined that Nuveen appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds. The Independent Board Members noted the Adviser’s continued expenditures to upgrade its investment technology and increase personnel and recognized the Adviser’s continued commitment to its business to enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. The Independent Board Members also noted that the sub-advisory fees for the Nuveen funds are paid by the Adviser, however, the Board recognized that many of the sub-advisers, including the Sub-Advisers, are affiliated with Nuveen. The Independent Board Members also noted the increased resources and support available to Nuveen as well as an improved capital structure as a result of the TIAA-CREF Transaction.

With respect to NAM, the Independent Board Members reviewed NAM’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2014. The Independent Board Members also reviewed profitability analysis reflecting the revenues, expenses and the revenue margin (pre- and post-tax) by asset type for NAM for the calendar year ended December 31, 2014. With respect to Gresham, the Independent Board Members reviewed Gresham’s revenues from the funds it sub-advises, expenses and pre- and post-tax revenue margin for the calendar year ended December 31, 2014 based on assets under management and based on total revenue.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members determined that the Adviser’s and each Sub-Adviser’s level of profitability was reasonable in light of the respective services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized, and the Independent Board Members considered the extent to which the funds benefit from such economies of scale. Although the Independent Board Members recognized that economies of scale are difficult to measure, the Board recognized that one method to help ensure the shareholders share in these benefits is to include breakpoints in the management fee schedule reducing fee rates as asset levels grow. The Independent Board Members noted that, subject to certain exceptions, the management fees of the funds in the Nuveen complex are generally comprised of a fund-level component and complex-level component. Each component of the management fee for each Fund included breakpoints to reduce management fee rates of the Fund as the Fund grows and, as described below, as the Nuveen complex grows. In addition to

Nuveen Investments	55

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

fund-specific breakpoint schedules which reduce the fee rates of a particular fund as its assets increase, the Independent Board Members recognized that the Adviser also passed on the benefits of economies of scale through the complex-wide fee arrangement which reduced management fee rates as assets in the fund complex reached certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds benefit if these costs were spread over a larger asset base. The Independent Board Members reviewed the breakpoint and complex-wide schedules and the fee reductions achieved as a result of such structures for the 2014 calendar year.

The Independent Board Members also noted that additional economies of scale were shared with shareholders of the Funds through the adoption of temporary expense caps. The Independent Board Members further considered that as part of the TIAA-CREF Transaction, Nuveen agreed, for a period of two years from the date of the closing of the TIAA-CREF Transaction, not to increase contractual management fees for any Nuveen fund and, with respect to funds with expense caps, not to raise expense cap levels for such funds from levels in effect at that time or scheduled to go into effect prior to the closing of the TIAA-CREF Transaction. The commitment would not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

The Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Funds. In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the Funds’ principal underwriter and may receive compensation therefore from, among other things, sales charges, distribution fees and shareholder services fees (which included fees received pursuant to any 12b-1 plan). The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Funds’ portfolio transactions are allocated by the Sub-Advisers. Accordingly, with respect to NAM, the Independent Board Members considered that NAM may benefit from research provided by broker-dealers executing portfolio transactions on behalf of the Funds. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that any research received pursuant to soft dollar arrangements by NAM may also benefit the Funds and shareholders to the extent the research enhanced the ability of NAM to manage the Funds. The Independent Board Members noted that NAM’s profitability may be somewhat lower if it had to acquire any such research services directly.

With respect to Gresham, the Independent Board Members noted that such Sub-Adviser does not participate in soft dollar arrangements with respect to the Funds’ portfolio transactions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

56	Nuveen Investments

Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of trustees of the Funds. The number of directors of the Funds is currently set at eleven. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustee:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine entities; Board Member of Med-America Health System, and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	196
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	196
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since 2012) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	196
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	196

Nuveen Investments	57

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	196
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	196
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	196
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; non-profit board member; former governance consultant; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	196
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	196

58	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Interested Trustee:
William Adams IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Senior Executive Vice President, Global Structured Products (since 2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); Executive Vice President of Nuveen Securities, LLC; President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	196
Thomas S. Schreier, Jr.(2) 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; Director of Allina Health and a Member of its Finance, Audit and Investment Committees, formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	196

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	197
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Senior Executive Vice President of Nuveen Investments, Inc.; Executive Vice President, Investment Services of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); Co-Chief Executive Officer (since 2015); previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Chartered Financial Analyst.	197
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	197

Nuveen Investments	59

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	197
Sherri A. Hlavacek 1962 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2015	Executive Vice President (since May 2015, formerly, Managing Director) and Controller of Nuveen Fund Advisors, LLC; Managing Director and Controller of Nuveen Commodities Asset Management, LLC; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Controller of Nuveen Asset Management, LLC; Executive Vice President, Principal Financial Officer (since July 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments, Inc.; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments Advisers Inc. and Nuveen Investments Holdings, Inc.; Managing Director, Chief Financial Officer and Corporate Controller of Nuveen Securities, LLC; Vice President, Controller and Treasurer of NWQ Investment Management Company, LLC; Vice President and Controller of Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Certified Public Accountant.	197
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	197
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC	197
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary, Nuveen Investments, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	197
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	197
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	197

60	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	108

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. Ms. Stringer will retire from the Board as of December 31, 2015. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	“Interested persons” of the Trust, as defined in the 1940 Act, by reason of their positions with Nuveen and certain of its subsidiaries.
(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	61

Notes

62	Nuveen Investments

Notes

Nuveen Investments	63

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed more than $220 billion as of September 30, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-GRESH-0915P        12128-INV-Y-11/16

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP & KPMG LLP, the Funds’ auditors, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP & KPMG LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE AUDITOR BILLED TO THE FUNDS

Fiscal Year Ended September 30, 2015	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Gresham Diversified Commodity Strategy Fund	35,926	0	4	0
Nuveen Gresham Long/Short Commodity Strategy Fund	35,506	0	2	0
Nuveen Preferred Securities Fund	25,500	0	0	0
Nuveen NWQ Flexible Income Fund	25,500	0	0	0

Total	$122,432	$0	$6	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Gresham Diversified Commodity Strategy Fund	0%	0%	0%	0%
Nuveen Gresham Long/Short Commodity Strategy Fund	0%	0%	0%	0%
Nuveen Preferred Securities Fund	0%	0%	0%	0%
Nuveen NWQ Flexible Income Fund	0%	0%	0%	0%

Fiscal Year Ended September 30, 2014	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Gresham Diversified Commodity Strategy Fund	34,525	0	0	0
Nuveen Gresham Long/Short Commodity Strategy Fund	34,447	0	0	0
Nuveen Preferred Securities Fund	25,500	0	0	0
Nuveen NWQ Flexible Income Fund	25,500	0	0	0

Total	$119,972	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Gresham Diversified Commodity Strategy Fund	0%	0%	0%	0%
Nuveen Gresham Long/Short Commodity Strategy Fund	0%	0%	0%	0%
Nuveen Preferred Securities Fund	0%	0%	0%	0%
Nuveen NWQ Flexible Income Fund	0%	0%	0%	0%

Fiscal Year Ended September 30, 2015	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust V	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended September 30, 2014	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust V	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended September 30, 2015	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Gresham Diversified Commodity Strategy Fund	4	0	0	4
Nuveen Gresham Long/Short Commodity Strategy Fund	2	0	0	2
Nuveen Preferred Securities Fund	0	0	0	0
Nuveen NWQ Flexible Income Fund	0	0	0	0

Total	$6	$0	$0	$6

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended September 30, 2014	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Gresham Diversified Commodity Strategy Fund	0	0	0	0
Nuveen Gresham Long/Short Commodity Strategy Fund	0	0	0	0
Nuveen Preferred Securities Fund	0	0	0	0
Nuveen NWQ Flexible Income Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

        Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust V

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: December 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: December 4, 2015

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: December 4, 2015